Exhibit 10.4

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[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

AMENDED AND RESTATED

DATA PROCESSING AGREEMENT

by and between

FIDELITY INFORMATION SERVICES, INC.

and

BANCWEST CORPORATION

June 1, 2011

01-DP Agreement (6-13-11) with Signatures

Confidential Treatment

Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Table of Contents

1.	Term			7
2.	Services			7
	2.1	DP Services		8
	2.2	Stanwell Printback Services		8
	2.3	S&P Services		8
	2.4	Training/Education		8
		2.4.1	Fidelity Standard Corporate Training	8
		2.4.2	Restrictions	9
		2.4.3	Expenses	9
		2.4.4	Third Party Training	9
		2.4.5	Additional Training	9
	2.5	Maintenance and Disaster Recovery, Services		9
	2.6	Client Approval of Program Changes Or Special Requests		9
	2.7	Service Standards		10
		2.7.1	Employee Cafeteria	10
		2.7.2	Employee Parking	10
	2.8	Certain Client Responsibilities		10
		2.8.1	Supplies and Forms	10
		2.8.2	Client’s Input Data	10
3.	Personnel Matters			11
	3.1	Fidelity Account Manager		11
		3.1.1	Account Manager	11
		3.1.2	Subsequent Account Managers	11
	3.2	Fidelity Personnel Generally		11
		3.2.1	General	11
		3.2.2	Management Personnel	11
		3.2.3	Client Objections	12
		3.2.4	Staffing Continuity	12
		3.2.5	Qualifications of Fidelity Personnel	12
	3.3	Offshore Personnel		12
4.	Data Processing Facilities and Security			12
	4.1	Data Processing Premises		12
	4.2	Relocation of Facilities		13
	4.3	Security Standards		13
	4.4	Use of Client Facilities		14
5.	Removal of Equipment			14
6.	Fidelity Software			14
	6.1	Fidelity Systematics Software		14
		6.1.1	Conflict in Terms	14
		6.1.2	Additional Licensed Programs	14

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		6.1.3	Software Warranty	15
		6.1.4	User Manuals	15
		6.1.5	Installation of New Systems and Subsystems	15
		6.1.6	Modifications Requested by Client	15
		6.1.7	Regulatory Reporting Requirements	16
	6.2	Fidelity TouchPoint Software		16
		6.2.1	License	16
		6.2.2	Conflict in Terms	16
	6.3	Fidelity Licensed Software		17
		6.3.1	Software	17
		6.3.2	Conflict in Terms	17
		6.3.3	Fidelity Licensed Software Specific Terms	17
7.	Client Software			17
	7.1	Client Third Party Software		17
	7.2	License of Client Software		18
	7.3	Transfer of Client Licensed Software		18
	7.4	Client Licensed Software (Resident Only)		18
	7.5	Discontinuance of Mobius		18
8.	Client Intellectual Property			19
	8.1	Client Property		19
	8.2	Assignment of Rights		19
	8.3	Further Acknowledgments		19
9.	Fidelity Intellectual Property			20
	9.1	Fidelity Property		20
	9.2	Assignment of Rights		20
	9.3	Independent Development		21
	9.4	Incorporation of Modifications in General Products		21
10.	Resident Technical Staff			21
	10.1	Mandatory Staffing		21
	10.2	Staffing Commitment		22
		10.2.1	Project Control	22
		10.2.2	Priorities	22
		10.2.3	Resource Change Procedure	22
		10.2.4	Temporary Non-Resident Personnel	22
11.	Warranties; Performance; Processing Errors; Redundancy			23
	11.1	Representations and Warranties		23
		11.1.1	Mutual Representations	23
		11.1.2	Fidelity Representations	24
		11.1.3	Client Representations	25
	11.2	Time of Performance		26
	11.3	Processing Errors		26
	11.4	System Redundancy		27

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12.	Termination			27
	12.1	Termination for Default		27
	12.2	Events of Default		27
		12.2.1	Client Event of Default	27
		12.2.2	Fidelity Event of Default	28
	12.3	Termination for Convenience or Change of Control — Client		28
	12.4	Early Termination Fee		29
13.	Cooperation in Migration			31
	13.1	Offer of Employment		31
	13.2	Migration		31
	13.3	Equipment		32
		13.3.1	Option to Assume Service Agreements	32
		13.3.2	Option to Purchase Equipment	32
		13.3.3	Assignment of Software	33
		13.3.4	Documentation and Installation Assistance	33
		13.3.5	Transfer of Equipment Leases	33
	13.4	Applications Software		33
14.	Files and Programs; Storage; File and Software Backup			34
	14.1	Files and Programs		34
	14.2	Storage		34
	14.3	File and Software Backup		34
15.	Audits			34
16.	Payment and Billing			35
	16.1	General		35
	16.2	Documentation of Fidelity Expenses		35
	16.3	Payment Disputes		35
17.	No Interference with Contractual Relationship			35
18.	No Waiver of Default			36
19.	Processing and Changes in Priorities			36
	19.1	Changes to Current Schedules		36
20.	Mergers and Acquisitions			36
21.	Entire Agreement			36
22.	Assignment; Binding Nature			36
	22.1	Prohibited Assignments		36
23.	Confidentiality			37
	23.1	Confidential Agreement		37
	23.2	Confidentiality of Client Data		37
24.	Taxes			38
	24.1	Services		38
	24.2	Transferred Equipment		38
25.	Independent Contractor; Subcontractors			38
	25.1	Independent Contractor		38

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		25.1.1	Client Supervisory Powers	38
		25.1.2	Fidelity’s Employees	38
	25.2	Subcontracting or Delegation		39
		25.2.1	Consent Required	39
		25.2.2	Subcontractor Employees	39
26.	Client and Fidelity Employees			39
27.	Previous Liabilities			39
28.	Notices			39
29.	Covenant of Good Faith			40
30.	Limitation of Liability			40
31.	Indemnity			41
	31.1	Indemnity by Fidelity		41
	31.2	Indemnity by Client		43
	31.3	Indemnification Procedures		45
	31.4	Subrogation		46
	31.5	Exclusive Remedy		46
32.	Insurance			46
33.	Section Titles			46
34.	Counterparts			46
35.	Governing Law			46
36.	Compliance with Laws			47
37.	Waiver			47
38.	Severability			47
39.	Binding Nature			47
40.	Remedies Cumulative			47
41.	Disclaimer of Partnership and Agency			48
42.	No Third-Party Beneficiary Rights			48
43.	Client Affiliates and Subsidiaries			48
44.	Time			48
45.	Definitions			48
46.	Equal Opportunity			48
47.	Survival			49

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EXHIBITS

Exhibit A (Definitions)

Exhibit B (Facilities)

Exhibit C-1 (Services)

Exhibit C-2 (Stanwell Printback Services)

Exhibit D (SLA’s)

Exhibit E (Charges)

Exhibit F (Mgmt & Control)

Exhibit G (Security)

Exhibit H (Confidential Info)

Exhibit I (Audits)

Exhibit J (Insurance)

Exhibit K (Migration)

Exhibit L (Bill of Sale)

Exhibit M (Hardware List)

Exhibit N (Software List)

Exhibit O-1 (Fidelity Systematics Software License)

Exhibit O-2 (Fidelity Touchpoint Software License)

Exhibit P-1 (UltraQuest Sub-License)

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AMENDED AND RESTATED DATA PROCESSING AGREEMENT

This Agreement, dated as of the 1st day of June, 2011 (hereinafter the “Effective Date”), is by and between Fidelity Information Services, LLC, formerly known as Fidelity Information Services, Inc., an Arkansas limited liability company, 601 Riverside Avenue; Jacksonville, FL 32204 (“Fidelity”) and BancWest Corporation, a Delaware corporation, 180 Montgomery Street, 25th Floor, San Francisco, California 94104-4205 (“Client”) for services rendered to itself and its subsidiaries, including Bank of the West (“BOW”) and First Hawaiian Bank (“FHB”).

In consideration of the payments to be made and services to be performed hereunder, the parties agree as follows:

1.                                      Term

1.1                               This Agreement amends and restates that certain Amended and Restated Data Processing Agreement between BancWest Corporation and Fidelity dated as of July 15, 1999 (“1999 Agreement”). The term of this Agreement is eighty-four (84) months, beginning on the Effective Date reflected above and the end of such term shall be the “Expiration Date”. The period starting on the Effective Date and going through the Initial Term Expiration Date shall be the “Initial Term”.

1.2                               At least twelve (12) months prior to the Expiration Date, Fidelity will submit to Client a written proposal for renewal of this Agreement. Client may accept or reject such proposal by written notice to Fidelity within one hundred and eighty (180) days following Client’s receipt thereof.

1.3                               Client, at its sole discretion, may renew for one renewal period of forty-two (42) months at the then-existing terms and conditions of the Agreement, including the fees as set forth in Exhibit E (Charges), by providing written notice of renewal to Fidelity no later than one hundred eighty (180) days prior to expiration of the Initial Term. The terms and conditions shall remain unchanged and in full force and effect during the Renewal Term (the “Renewal Term”). If the Renewal Term commences, the Renewal Term Expiration Date shall be the date which is the 42 months after the date of commencement of the Renewal Term.

1.4                               “Expiration Date” shall mean the Initial Term Expiration Date unless the Renewal Term commences, in which case it shall mean the Renewal Term Expiration Date.

2.                                      Services

During the term of this Agreement, Fidelity shall perform the Services specified immediately below and elsewhere in this Agreement. In addition to the performance of the specific Services described or referenced below, Fidelity shall manage and coordinate

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the performance of the various Services in cooperation with the Client so as to assure their successful implementation and execution in conjunction with Client’s related business activities and operations.

2.1                               DP Services

During the term of this Agreement, Fidelity shall perform the data processing services (the “DP Services”) described in this Section 2.1, in consideration for which Client shall pay to Fidelity the amounts described in Exhibit E (Charges).

2.1.1                     Fidelity shall perform the batch and remote, on-line data processing services described in Section 2 of Exhibit C-1 (Services), in accordance with the applicable Specifications described in Exhibits C-1 (Services), D (SLA’s), F (Management & Control) and G (Security). Such Services shall be performed by Fidelity at the [****], except as otherwise provided in this Agreement or as the parties otherwise agree.

2.2                               Stanwell Printback Services

During the term of this Agreement, Fidelity shall perform the printing services (the “Printback Services”) described in Exhibit C-2 (Stanwell Printback Services) at the Stanwell Facility.

2.3                               S&P Services

During the term of this Agreement, Fidelity shall perform the mandatory applications maintenance and development services (“Mandatory S&P Services”) and the discretionary applications maintenance and development services (the “Discretionary S&P Services”) (together, the “S&P Services”) described in this Section 2.4 and in Section 8 of Exhibit C-1 (Services), in consideration for which Client shall pay to Fidelity the amounts described in Exhibit E (Charges). For any Discretionary S&P Services requested by Client pursuant to Section 10.2.3 or 10.2.4 that is determined to require Resident Staff or temporary staffing levels beyond those identified in Exhibit E (Charges), Client shall compensate Fidelity on a time and materials basis in accordance with the provisions of Section 5 of Exhibit E (Charges). Fidelity shall perform the S&P Services at the Client locations specified by Client, except as otherwise provided in this Agreement or as the parties otherwise agree.

2.4                               Training/Education

2.4.1                     Fidelity Standard Corporate Training. Fidelity will make available to Client personnel Fidelity’s standard application software training courses,

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which are generally held in Little Rock, Arkansas, in accordance with Fidelity’s Education and Training Department schedule, a current copy of which will be provided to Client upon request. Client’s personnel or designees (provided such designees are not then employed by nor associated with any competitor of Fidelity) may attend such courses, and any other standard courses generally offered by Fidelity to its other customers, upon payment of Fidelity’s then current published course fee.

2.4.2                     Restrictions. Attendance in classes by all Client personnel pursuant to this Section 2.4.2 and 2.4.5 is subject to normal space availability requirements and compliance with Fidelity’s standard training registration and enrollment deadlines and procedures.

2.4.3                     Expenses. Client will pay all expenses for travel, lodging and meals for Client personnel incurred while attending Fidelity courses. Client will pay all reasonable, actual expenses for travel, lodging and meals for Fidelity instructors incurred in accordance with the provisions of Exhibit E (Charges) in providing courses at Client’s locations and shall pay for all facilities and expendable supplies required for such on-site courses.

2.4.4                     Third Party Training. Client will pay for any end user training provided by any third party associated with such third party’s software unless otherwise agreed to by Client and Fidelity.

2.4.5                     Additional Training. Fidelity shall provide such additional training as Client may request from time to time during the term hereof, and Client shall compensate Fidelity therefor, at rates to be mutually agreed but not to exceed Fidelity’s then generally prevailing rates for such training.

2.5                               Maintenance and Disaster Recovery Services

2.5.1                     Client shall be responsible for paying the cost of maintenance and support fees charged by the licensor of an item of Client Licensed Software for which Client requests services from the licensor.

2.5.2                     Fidelity has no obligations as to disaster recovery services or business continuity services other than as specifically described in Section 9 of Exhibit C-1 (Services) hereto.

2.6                               Client Approval of Program Changes Or Special Requests

All special requests for additional or different Services or changes to programs used to process Client’s data affecting input, output, control, audit, or accounting

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procedures of Client shall be made only with the approval of Client’s duly appointed representatives and in accordance with the provisions of Exhibit F (Management & Control).

2.7                               Service Standards

Fidelity acknowledges and agrees that a high level of performance of the Services is of the essence of this Agreement and that a high level of customer service is central to Client’s operating philosophy. Client acknowledges that Fidelity’s ability to satisfy the foregoing standard is dependent upon Fidelity’s receipt of a high level of cooperation from Client.

In order to provide such high level of performance, the parties agree that Fidelity’s access to onsite employee cafeteria and employee parking is necessary and fundamental in light of the present location of the data processing facilities and the lack of reasonably available offsite food establishments and parking.

2.7.1                     Employee Cafeteria

Fidelity employees working at the Client’s [****] and providing Services pursuant to this Agreement shall be provided access to the Client’s cafeteria during regular workday hours and at times that the employee cafeteria is normally open and accessible to Client’s employees.

2.7.2                     Employee Parking. Client shall make employee parking available to Fidelity’s employees working at the Client’s [****] and providing Services pursuant to this Agreement. Said employee parking shall be available on a first come, first served basis and shall be subject to the parking rules and procedures established by Client for employee parking, which shall be subject to the same monthly fee as Client employees are paying.

2.8                               Certain Client Responsibilities

2.8.1                     Supplies and Forms. Throughout the term of this Agreement, Client will provide all forms (other than forms used by Fidelity for internal administrative purposes) specified in Exhibit E (Charges), as well as adequate storage.

2.8.2                     Client’s Input Data. Input data furnished by Client to Fidelity shall be in machine readable form. Client shall be responsible for providing any control totals that may be necessary for input balancing, as determined by Client. Fidelity assumes all expenses of reconstruction of input data, while

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under Fidelity care and control, excluding losses to the extent caused by Client’s negligence and/or operational mistakes.

3.                                      Personnel Matters

3.1                               Fidelity Account Manager

3.1.1                     Account Manager. Fidelity has designated an individual separately identified to Client as the Fidelity Account Manager (“Account Manager”) to whom all of Client’s communications may be addressed and who has the authority to act for and to bind Fidelity in connection with all aspects of this Agreement. The Account Manager shall, on a full-time basis: (i) oversee and manage the performance of Fidelity’s obligations under this Agreement; and (ii) serve as Fidelity’s primary point of contact with Client.

3.1.2                     Subsequent Account Managers. Before assigning any individual to replace the Account Manager, Fidelity shall (i) notify Client of the proposed assignment, (ii) introduce the individual to appropriate Client representatives, and (iii) provide Client with (A) such individual’s resume and (B) any other information about the individual reasonably requested by Client, unless Fidelity’s standard personnel policies prohibit providing such other information. Fidelity agrees to discuss with Client any objections Client may have to such assignments, and to resolve such concerns on a mutually agreeable basis. In addition, if at any time Client is not satisfied with Fidelity’s Account Manager, Fidelity will take appropriate action to resolve Client’s concerns on a mutually agreeable basis.

3.2                               Fidelity Personnel Generally

3.2.1                     General. Fidelity is solely responsible for recruiting, screening, hiring and paying their employees, directing and controlling the work (i.e., Fidelity shall exercise the sole right to direct and control their employees as to the results to be accomplished and the details and means by which such results are accomplished), and determining the standards of production and performance.

3.2.2                     Management Personnel. Other than death, disability, resignation, termination, or other similar circumstances, Fidelity will give Client at least thirty (30) days written notice of changes affecting any Fidelity management personnel assigned to Client’s account and will discuss with Client any objections Client may have to such proposed changes.

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[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

3.2.3                     Client Objections. In the event that Client reasonably and in good faith determines that it is not in the best interest of Client for any Fidelity employee or subcontractor to continue work in connection with this Agreement, then Client shall give Fidelity written notice, specifying the reasons for its position, and requesting that the employee or subcontractor be replaced. Promptly after its receipt of such a request, Fidelity shall investigate the matters stated in such a request and, if Client’s concerns are reasonable, Fidelity shall take appropriate action. It is agreed that it would be reasonable for Client to object to such subcontractors if they reasonably may be expected to have access to Confidential Information and are competitors or affiliates of competitors of Client.

3.2.4                     Staffing Continuity. The parties agree that it is in their best interests to keep the turnover rate of Fidelity employees that Fidelity may assign to perform the Services, to a reasonable level. Accordingly, if either party reasonably determines that the turnover rate is excessive, then (i) the parties shall meet and discuss the reasons for the turnover rate, (ii) Fidelity shall submit to Client its proposals for reducing the turnover rate and (iii) the parties shall negotiate in good faith in an attempt to mutually agree on a program to reduce the turnover rate to an acceptable level.

3.2.5                     Qualifications of Fidelity Personnel. Fidelity agrees that the Fidelity personnel assigned to perform Services pursuant to this Agreement will be properly educated, trained and qualified for the Services they are to perform.

3.3                               Offshore Personnel. Fidelity may use offshore personnel in the provision of the Services upon mutual agreement of the Parties and Client shall not unreasonably withhold or delay such agreement.

4.                                      Data Processing Facilities and Security

4.1                               Data Processing Premises

Client agrees to provide Fidelity with adequate premises equal to those provided to Client’s staff to accommodate resident staff as defined in Exhibit E (Charges), and any growth in permanent staff and to accommodate transient staff, in good repair, to perform certain of its responsibilities under this Agreement. Client shall provide Fidelity, in consideration of Fidelity’s performance of the Services, access to and use of the Client Facility space identified in Exhibit B (Facilities) or, at Client’s election, substantially equivalent space. Without limiting the generality of the foregoing, at each Client Facility, Client agrees to supply the utilities, services and amenities described in Exhibit B (Facilities) in accordance

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with the provisions therein and Fidelity agrees to perform its respective responsibilities as described in Exhibit B (Facilities). Use of the Facilities by Fidelity pursuant to this Agreement does not constitute a leasehold interest or other interest in real estate.

4.2                               Relocation of Facilities

Either party may relocate any of its Facilities, provided, that:

4.2.1                     such party provides prior written notice of any such proposed relocation sufficiently in advance to avoid any business disruption to the other party; and

4.2.2                     in the case of the relocation of a Fidelity Facility, such relocation would not (A) result in an increase in Client’s costs for the Services or (B) have an adverse impact on the performance of the Services or adversely affect or increase the cost of any affected Client business operation or activity; and

4.2.3                     such party bears its own costs and expenses in connection with such relocation and reimburses the other party for all additional costs and expenses incurred by such other party as a result of such relocation; and

4.2.4                     in the case of the relocation of a Client Facility that adversely affects Fidelity’s ability to satisfy any performance Specification, Fidelity shall be relieved, to the extent necessary, of the obligation to comply with such Specification, unless Client agrees to compensate Fidelity for such expenditure as may be necessary in order for Fidelity to comply with such Specification.

4.3                               Security Standards

While occupying a Client Facility hereunder, Fidelity will adhere to such security standards with respect to the Facility and Client Confidential Information as may reasonably be imposed by Client, including pre-hiring personnel investigative procedures and discharge of personnel. Fidelity shall, [****], further comply with the provisions of Exhibit G (Security) in connection with the provision of the Services, its treatment of Client Confidential Information and its access to, and occupancy or use of any Facility.

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4.4                               Use of Client Facilities

Fidelity shall access, occupy and use the Facilities of Client solely for the purpose of performing one or more of the Services except as the parties otherwise expressly agree in writing. The parties acknowledge and agree that the use of any Facility by Fidelity pursuant to this Agreement does not constitute a leasehold interest or other interest in real estate.

5.                                      Removal of Equipment.

Upon request by Fidelity, Client shall provide such cooperation and assistance as Fidelity may reasonably request in connection with the de-installation, crating, drayage and shipping of any Fidelity Equipment. Fidelity shall reimburse Client for any direct out-of-pocket expenses incurred by Client in connection therewith. For avoidance of doubt, Client is responsible for all Client Equipment.

6.                                      Fidelity Software.

6.1                               Fidelity Systematics Software.

Client’s subsidiary, BOW, and Fidelity entered into a Charter Software License Agreement dated the 25th day of December, 1985. The Charter Software License Agreement is amended and is referred to herein as the “Systematics Software License Agreement.” The Systematics Software License Agreement is attached hereto as Exhibit O-1 (Systematics Software License). During the term of this Agreement, Client agrees not to process, operate or otherwise use the Software, as such term is defined in the Systematics Software License Agreement, licensed to Client pursuant to the Systematics Software License Agreement simultaneously on another processor at any site other than the [****].  Pursuant to Exhibit C-1 (Services), in the event of a declared Disaster or in the event of a Disaster test at the Disaster Recovery Facility), Client may process, operate or otherwise use the Fidelity Systematics Software for the duration of such Disaster or Disaster test.

6.1.1                     Conflict in Terms. In the event of any conflict between the terms of the Systematics Software License Agreement (as it relates to Client’s use of the Fidelity Systematics Software under or pursuant to the arrangements contemplated by this Agreement) and the terms of this Agreement, the terms of this Agreement shall govern.

6.1.2                     Additional Licensed Programs. The license and provisions contemplated by this Section 6.1 shall apply to the Fidelity Systematics Software, as such term is defined in the Systematics Software License Agreement, licensed to Client pursuant to the Systematics Software License

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Agreement and all Fidelity owned and developed program modifications, enhancements and replacement systems to such Fidelity Systematics Software, as such term is defined in the Systematics Software License Agreement, installed for Client’s benefit pursuant to this Agreement. Fidelity will furnish Client, upon request, a current list of all Fidelity Systematics Software systems and subsystems licensed by Client and developed or made available by Fidelity. Fidelity will give Client ninety (90) days notice prior to eliminating a superseded release of any Fidelity Systematics Software.

6.1.3                     Software Warranty. Each of the warranties set forth in Exhibit O-1 (Systematics Software License), as well as the patent and trademark indemnity provisions of Exhibit O-1 (Systematics Software License), shall apply to the Fidelity Systematics Software.

6.1.4                     User Manuals. Prior to the installation of each Fidelity Systematics Software system, Fidelity will deliver to Client two soft copies of the applicable user documentation for the Fidelity Systematics Software (“User Manuals”), and thereafter, two soft copies of standard updates thereto. Client is responsible for the initial personalization and for the maintenance, reproduction and distribution of User Manuals. Fidelity hereby consents to the reproduction of User Manuals by Client solely for the internal use of Client in conjunction with any permitted use of the Fidelity Systematics Software in accordance with this Agreement.

6.1.5                     Installation of New Systems and Subsystems. Subject to Section 6.1.7, Fidelity will install regulatory changes, updates, modifications, enhancements, replacement systems and replacement subsystems using the Resident Staff. Fidelity will present to Client the features of and estimated hours required to purchase and install any such new or updated systems or subsystems. Client, at its option, may elect to purchase and install any new system or new subsystem at Fidelity’s standard list prices or to continue use of the then installed Fidelity developed or third party developed system.

6.1.6                     Modifications Requested by Client.

If requested by Client, Fidelity agrees to use the Resident Staff or such other qualified Non-competitor personnel as Client may request to modify any Fidelity Systematics Software or third party licensed Software (to the extent permitted under the applicable licensing agreement) installed for Client by Fidelity. Implementation of such Client authorized modifications

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may have to be applied to the future Fidelity releases, new systems or subsystems by the Resident Staff.

6.1.7                     Regulatory Reporting Requirements. During the term of this Agreement, Fidelity agrees to modify the Fidelity Systematics Software at Fidelity’s expense so that such programs will comply with the mandatory data processing output requirements specified by federal regulatory authorities applicable to Client. Program modifications necessary to meet state and local regulatory requirements will be provided at Client’s request by the Resident Staff at the rate of [****] hours annually. If compliance with state or local regulation requires effort in excess of such [****] hours, Fidelity will complete the necessary development, using the Resident Staff (except as Client otherwise requests), and will use reasonable efforts to share the costs of making modifications to comply with state or other regulatory requirements among Fidelity customers affected by such regulations (if agreed upon by such customers). Client agrees to make Fidelity aware of any local or state regulatory requirements not included in the requirements established by federal regulatory authorities. Fidelity may make such modifications available only to those of its customers other than Client who contribute a pro rata share of the cost of the development of such modifications. It is understood that Client’s costs for these purposes includes the aggregate number of hours expended on such modifications by members of the Resident Staff, multiplied by the applicable hourly rate(s) specified in Section 5 of Exhibit E (Charges) (plus any materials charges or other expenses billed to Client).

6.2                               Fidelity TouchPoint Software.

6.2.1                     License. Fidelity is licensing the Fidelity TouchPoint Software and Fidelity [****] Software to Client in accordance with the terms set forth in Exhibit O-2 (Fidelity TouchPoint Software License).

6.2.2                     Conflict in Terms. In the event of any conflict between the terms of Exhibit O-2 (Fidelity TouchPoint Software License) (as it relates to Client’s use of the TouchPoint Software under or pursuant to the arrangements contemplated by this Agreement) and the terms of this Agreement, the terms of Exhibit O-2 (Fidelity TouchPoint Software License) shall govern.

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6.3                               Fidelity Licensed Software.

6.3.1                     Software. Fidelity Licensed Software shall be as defined in Exhibit A (Definitions) and is designated as “Fidelity Licensed Software” in the Software Category of the table in Exhibit N (Software List).

6.3.2                     Conflict in Terms. In the event of any conflict between the terms of the sublicense to Client for the Fidelity Licensed Software (as it relates to Client’s use of the Fidelity Licensed Software under or pursuant to the arrangements contemplated by this Agreement), as applicable, and the terms of this Agreement, the terms of the sublicense to Client for the Fidelity Licensed Software, which terms are or will be added by Amendment to the Agreement as an Exhibit, to the extent applicable, shall govern.

6.3.3                     Fidelity Licensed Software Specific Terms.

a.                                      [****]. Upon termination or expiration of this Agreement, Client will have the option to transfer the [****] License agreement from FIDELITY as licensee to Client at no additional charge to Client to the extent permitted by the software licensor.

b.                                      UltraQuest. Fidelity is providing a sublicense for UltraQuest in accordance with the terms set forth in Exhibit P-1 (UltraQuest Software License).

7.                                      Client Software

7.1                               Client Third Party Software. Fidelity will use all Client Software and Client Licensed Software listed on Exhibit M (Software) (as amended from time to time by the parties) to the extent such use is permitted by Client’s license agreement with the third party vendor for each such third party system, and provided that the required consent has been obtained prior to such use, exclusively to process Client’s data. Client has received consent necessary for Fidelity to use the Client Licensed Software as contemplated by this Agreement. Additional use of such programs by Fidelity shall require the written approval of Client. Fidelity shall review and/or test such programs, at Client’s request, to assure compatibility with Fidelity Equipment and Fidelity Software. Client shall be responsible for obtaining any required consents from third parties necessary for Fidelity to operate any third party systems as contemplated by this Agreement and shall bear all costs associated therewith. The Resident Staff will provide support and maintenance services with respect to such third party systems to the extent

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permitted by the licensor of such third party system. Client may purchase maintenance contracts for such programs in its discretion.

7.2                               License of Client Software. Subject to the terms of this Agreement, Client hereby grants to Fidelity a temporary, non-exclusive, non-transferable license to use the items of Client Software set forth in Exhibit N (Software List) in connection with the Services provided by Fidelity hereunder, during the term of this Agreement. Fidelity may make such copies of such items of Client Software (all of which copies shall be property of Client) as Fidelity may reasonably require in connection with such permitted use. Without limitation on any other provisions of this Agreement, Fidelity shall not sell, lease, sublicense or otherwise transfer such items of Client Software (or any part thereof or right therein), directly or indirectly, to any third party, use any such item of Client Software on behalf of any third party or permit any third party, directly or indirectly, to use, view, reproduce or have access to any such item of Client Software. The license set forth in this Section 7.2 shall terminate, with respect to all items of Client Software, upon any termination of this Agreement or with respect to any item of Client Software, upon any earlier date on which Fidelity ceases, in Client’s sole discretion, to have a need to use such item of Client Software in connection with the Services. Upon any such termination, Fidelity shall promptly deliver to Client on magnetic media one copy of the most current version of the source and object code with respect to such Client Software and shall destroy all remaining copies thereof in any form or medium remaining in its possession or under its control.

7.3                               Transfer of Client Licensed Software. To the extent permitted by the licensor of any software designated as “Client Licensed Software (To be Transferred)” in Exhibit N (Software List) and to the extent not already done so, Client agrees to assign and Fidelity agrees to assume, within 60 days after the Effective Date, all such Software (and related documentation) pursuant to the terms of assignment and assumption agreements in form and substance satisfactory to the parties. The parties agree to cooperate in obtaining any necessary consent of the licensor of any affected Client Software to such assignment. Once the transfer is complete, the Client Software shall be considered to be Fidelity Licensed Software.

7.4                               Client Licensed Software (Resident Only). Fidelity has no responsibility to support Software designated as “Client Licensed Software (Resident Only)” in Exhibit M (Software). The only obligation is to load such Client Software on the mainframe.

7.5                               Discontinuance of Mobius. Mobius Report Archiving and Viewing for FHB shall be converted to [****] by May 31, 2012 or such other date as mutually agreed to by parties in writing.

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8.                                      Client Intellectual Property

8.1                               Client Property. Fidelity hereby acknowledges that Client shall enjoy exclusive and unrestricted title to and proprietary rights in the Client Data, Client Software and all modifications made for Client by or on behalf of Fidelity of any Client Software, and, except as provided to the contrary under any third party Software license, any Client Licensed Software (and all copies thereof in any medium) and all trade secrets or other concepts, know-how or information incorporated therein and the exclusive rights to any copyrights and trademarks (including registrations and applications for registration of either), patents and other statutory or legal protections available in respect thereof (all of the foregoing, “Client Intellectual Property”). Without limitation on the foregoing, or on the provisions of Section 23 and Exhibit H (Confidential Information), Fidelity agrees not to take any action with respect to the Client Intellectual Property inconsistent with the foregoing acknowledgment. Except as provided in Section 7.2, no right or license of any kind is granted to Fidelity with respect to the Client Intellectual Property. Fidelity shall not use, except as required in connection with its obligations hereunder, or transfer, disclose or distribute, to any third party, in any manner, the Client Intellectual property.

8.2                               Assignment of Rights. Fidelity (i) hereby confirms and acknowledges that any portion of the Client Intellectual Property provided to Client by Fidelity constitutes “works made for hire” within the meaning of Title 17 U.S.C. Section 101, (ii) hereby assigns, irrevocably and in perpetuity, to Client, to the extent necessary to vest ownership of any copyright in respect of such portions of the Client Intellectual Property in Client, any and all copyrights (including renewals thereof) in respect of such portions of the Client Intellectual Property and (iii) agrees to execute such documents and provide such additional cooperation as Client may reasonably require in order to perfect, evidence, protect or secure the foregoing rights.

8.3                               Further Acknowledgments. Fidelity acknowledges that no copyright registration of, or notice of copyright on, any Client Data or Client Software shall be deemed to constitute publication thereof within the meaning of Title 17 of the United States Code or to imply that such Client Data or Client Software does not also contain valuable confidential and proprietary information in the nature of trade secrets. Fidelity shall not undertake to copyright or trademark (or apply for a copyright or trademark registration) or apply for a patent with respect to the Client Data or Client Software (or any portion thereof). Fidelity recognizes that all or any part of the Client Data or Client Software may be copyrighted, trademarked or patented (or a registration of claim therefor made) by Client. Fidelity agrees that it will use its best efforts to ensure that all copies of the Client

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Data and Client Software (or any portion thereof) and all storage media and printed materials containing Client Data or Client Software produced by Fidelity are conspicuously legended with the following form of notice:

© Copyright BancWest Corporation 1999 or 200    .

All Rights Reserved. Unpublished.

THE [DATA/SOFTWARE] CONTAINED HEREIN IS PROPRIETARY AND CONFIDENTIAL TO BANCWEST, AND MAY NOT BE TRANSFERRED OR DISCLOSED TO THIRD PARTIES OR DUPLICATED OR USED FOR ANY PURPOSE OTHER THAN THE PURPOSE FOR WHICH IT HAS BEEN PROVIDED. ANY UNAUTHORIZED USE, DUPLICATION, TRANSFER OR DISCLOSURE OF THIS [DATA/SOFTWARE] IS PROHIBITED BY LAW AND WILL RESULT IN PROSECUTION.

9.                                      Fidelity Intellectual Property

9.1                               Fidelity Property. Client hereby acknowledges that Fidelity shall enjoy exclusive and unrestricted title to and proprietary rights in all Fidelity Software including all modifications made for Client, by or on behalf of Fidelity, of any Fidelity Software (and all copies thereof in any medium), and all trade secrets or other concepts, know-how or information incorporated therein and the exclusive rights to any copyrights and trademarks (including registrations and applications for registration of either), patents and other statutory or legal protections available in respect thereof (all of the foregoing, “Fidelity Intellectual Property”). Without limitation on the foregoing, or on the provisions of Section 23 and Exhibit H (Confidential Information), Client agrees not to take any action with respect to the Fidelity Intellectual Property inconsistent with the foregoing acknowledgment. Except as provided in Section 9.2 and in the applicable Fidelity Software license agreements with Client, no right or license of any kind is granted to Client with respect to the Fidelity Intellectual Property. Client shall not use, except as required in connection with its obligations hereunder, or transfer, disclose or distribute, to any third party, in any manner, the Fidelity Intellectual property.

9.2                               Assignment of Rights. Fidelity hereby (i) grants to Client, irrevocably and in perpetuity, [****] (subject to the terms of Sections 9.3 and 9.4 below) and subject to the terms of the applicable Fidelity Software license agreements with Client, a license to use all modifications made for Client by or on behalf of Fidelity of any Fidelity Software (other than Fidelity Licensed Software) (and all copies thereof in any medium) pursuant to this Agreement, (ii) agrees [****], any such modifications of such Fidelity Software, [****], and (iii) agrees to execute such documents and provide such additional cooperation as Client may

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reasonably require in order to perfect, evidence, protect or secure the foregoing rights.

9.3                               Independent Development. Nothing in this Agreement shall prohibit or restrict the independent development by Fidelity of features and functions similar or identical to those included in any modifications of Fidelity Software.

9.4                               Incorporation of Modifications in General Products. Notwithstanding any provision herein to the contrary, Fidelity may incorporate modifications and enhancements of the Fidelity Software made for Client by Fidelity under this Agreement into Fidelity’s general products distributed to Fidelity commercial customers provided that Fidelity shall support such modifications in accordance with Fidelity’s standard procedures.

10.                               Resident Technical Staff

During the term of this Agreement, Fidelity shall maintain the systems and programming staff necessary to discharge its responsibilities under this Section 10 in respect of the S&P Services. Without limitation on the foregoing (and except as otherwise provided in Exhibit C-1 (Services) or Exhibit E (Charges)), Fidelity shall, at a minimum, maintain the staffing levels specified in Exhibit E (Charges) (the “Resident Staff”).

10.1                        Mandatory Staffing

The Resident Staff shall be responsible for performing, and shall be sufficient in number to perform at no additional charge to Client, each of the Mandatory S&P Service responsibilities identified in items #64 through #68 of Section 8 of Exhibit C-1 (Services) and technical support Services described in Section 4 of Exhibit C-1 (Services) (together, the “Mandatory Project Responsibilities”). In addition to such staffing, the Resident Staff shall include, at no additional charge to Client, the number of additional personnel specified as “Discretionary Staff” in Exhibit E (Charges), who shall be available to Client to perform such (“Discretionary S&P Services”) as may be described in items #69 through #75 of Section 8 of Exhibit C-1 (Services) or otherwise established in the discretion of Client.

In the event that, during any period, the Resident Staff represented by the staffing level specified as “Minimum Staff” in Exhibit E (Charges) is inadequate for the completion of the Mandatory Project Responsibilities during such period, Fidelity shall use such additional qualified staff as may be necessary, at no additional charge to Client, to complete such Mandatory Project Responsibilities on a timely basis.

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[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

In the event that, during any period, available hours of Resident Staff represented by the staffing level specified as “Minimum Staff” in Exhibit E (Charges) exceeds the number of man hours required for the completion of the Mandatory Project Responsibilities during such period, the number of personnel identified as “Discretionary Staff” in Exhibit E (Charges), who shall, to the extent practical, be available at no additional charge to Client for the performance of Client-defined Responsibilities during such period, shall be deemed to be increased by the amount of such excess.

10.2                        Staffing Commitment.

The performance of Services for Client shall be the exclusive staffing assignment and highest priority responsibility of each member of the Resident Staff. Without limitation thereon, the members of the Resident Staff shall generally average, on a monthly basis, [****] hours monthly devoted to Client’s Services as described hereunder as indicated on the project management reporting system or as measured by mutual agreement. Fidelity shall use reasonable efforts to supervise the scheduling of Resident Staff vacations so as to minimize disruptions to Client projects and systems maintenance and support activities.

10.2.1              Project Control. Subject to compliance with the provisions of Exhibit F (Management & Control), the Resident Staff will use a mutually agreed upon project control system for Client projects, and Fidelity will provide Client with output from such system as frequently as weekly. Such output shall include, but not necessarily be limited to, a project status report, resource utilization report and such other information as Client shall request.

10.2.2              Priorities. Client shall have the right to establish all programming and project priorities. However, changes in priorities which require reassignment of Fidelity Resident Staff to other responsibilities may result in an enlargement of Fidelity’s time to complete certain tasks hereunder.

10.2.3              Resource Change Procedure. At Client’s written request, Fidelity will increase or decrease the Resident Staff, as long as the staffing level is not less than the minimum number set forth in Exhibit E (Charges). Increases or decreases in the Resident Staff (as opposed to temporary assignments under Section 10.2.4) will be in minimum increments of [****] for a minimum term of [****]. Fidelity will have up to [****] days to implement agreed upon changes in the Resident Staff.

10.2.4              Temporary Non-Resident Personnel. If Client does not wish to re-order priorities to permit the Resident Staff to perform additional Services, or to

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direct Fidelity to increase the Resident Staff, Client may request Fidelity to provide additional non-resident personnel on a temporary basis and Fidelity will provide such non-resident personnel as requested by Client. Fidelity will promptly respond with a quotation for such non-resident personnel in accordance with Section 5 of Exhibit E (Charges). If Client wishes to utilize the Fidelity personnel services quoted, Client will notify Fidelity in writing, authorizing Fidelity to provide such Services, in which event Fidelity shall provide such Services in accordance with Client’s request and Section 5 of Exhibit E (Charges). Fidelity shall accommodate Client requests from time to time that Fidelity utilize Non competitor contract programmers resident in Client’s local areas for the performance of such temporary staffing Services, provided that Fidelity shall be satisfied, in the reasonable exercise of its discretion, that any such programmer has the requisite qualifications and experience for the Service assignment under consideration. Client may compensate such programmer directly for Services performed by such programmer and Fidelity shall manage the activities and performance of services by such programmer in accordance with the provisions of this Agreement.

11.                               Warranties; Performance; Processing Errors; Redundancy

11.1                        Representations and Warranties

11.1.1              Mutual Representations. Each party hereby represents and warrants that:

a.                                      it has all requisite corporate power and authority to enter into this Agreement and to carry out the transactions contemplated hereby;

b.                                      the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action on its part;

c.                                       this Agreement has been duly executed and delivered by such party and (assuming the due authorization, execution and delivery hereof and thereof by the other party) is a valid and binding obligation of such party, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and

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d.                                      the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not conflict with or violate (i) the charter documents or by-laws of such party, (ii) any contract or agreement to which it is a party, by which it is bound, or to which any of its assets are subject or (iii) any applicable law or any order, decree or judgment of any court or governmental authority.

11.1.2              Fidelity Representations. Fidelity hereby represents and warrants that:

a.                                      it has and will have all rights, titles, licenses, permissions and approvals necessary to operate the Software and perform its obligations hereunder (it being understood that Fidelity has no obligation to use any Client Licensed Software, Equipment or Client Facilities for which Client has not obtained any necessary consents which Client is obligated hereunder to obtain) and to grant Client the rights granted herein;

b.                                      the Fidelity Software does not and will not infringe, violate, or in any manner contravene or breach any patent, copyright, license or other property or proprietary right or constitute the unauthorized use of a trade secret of any third party;

c.                                       the Services shall be performed with due care by qualified Fidelity employees and shall conform to standards generally accepted in the banking and data processing industries and to the Specifications therefor;

d.                                      Fidelity shall at no time employ any individual, or engage any agent, independent contractor, vendor or subcontractor, who is subject to Section 19 of the Federal Deposit Insurance Act (FDIA), 12 U.S.C. Section 1829 (a). If at any time Fidelity determines that any employee or agent of Fidelity, or independent contractor, vendor or subcontractor who provides Services, is subject to Section 19 of the FDIA, Fidelity shall immediately prohibit such employee, agent, independent contractor, vendor or subcontractor, from participating, directly or indirectly, in the provision of Services;

e.                                       The Systems shall operate in good working order in conformity with the Specifications therefor, it being understood that, without limitation on Fidelity’s obligations under this Agreement, including Fidelity’s responsibilities with respect to maintenance

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described in items #12 through #16 in Section 2 of Exhibit C-1 (Services), Fidelity does not guarantee that the operation of the Systems will be uninterrupted or error free, and it being further understood that Fidelity shall not be in breach of any representation or warranty hereunder to the extent that such breach is caused by Client’s failure to perform with due care, or error or omission relating to, any responsibility of Client in connection with the Services, or by the failure of any Client Software (other than Client Software developed by or on behalf of Fidelity) or Client Licensed Software to operate in good working order; and

OTHER THAN THOSE WARRANTIES EXPRESSLY SET FORTH HEREIN, FIDELITY DOES NOT MAKE ANY OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES, THE SOFTWARE, THE EQUIPMENT OR THE SYSTEMS, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

11.1.3              Client Representations. Client hereby represents and warrants that:

a.                                      it has and will have all rights, titles, licenses, permissions and approvals necessary to perform its obligations hereunder and to grant Fidelity the rights granted herein with respect to the Client Software (other than Client Software developed by or on behalf of Fidelity, as to which no warranty is given by Client);

b.                                      any such Client Software (other than any Client Software developed by or on behalf of Fidelity, as to which no warranty is given by Client) used by Client or by Fidelity on Client’s behalf does not and will not infringe, violate or in any manner contravene or breach any patent, copyright, license or other property or proprietary right or constitute the unauthorized use of a trade secret of any third party: and

IT IS UNDERSTOOD THAT CLIENT MAKES NO OTHER REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED, WITH RESPECT TO ANY MATTER AND HEREBY EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY WARRANTY AS TO THE QUALITY, CHARACTERISTICS OR PERFORMANCE OF ANY CLIENT SOFTWARE (OR CLIENT LICENSED SOFTWARE) OR EQUIPMENT.

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[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

11.2                        Time of Performance

11.2.1              The parties agree that timely and accurate submission of input and production of output is essential to satisfactory performance under this Agreement. Subject to the performance by Fidelity of its obligations under Section 9 of Exhibit C-1 (Services) and items # 12 through 16 of Section 2 of Exhibit C-1 (Services) and Section 11.4, Fidelity’s time of performance shall be enlarged, if and to the extent reasonably necessary, in the event that: (a) Client fails to submit input data in the prescribed form or in accordance with the schedules set forth in applicable Client runbooks, procedures and production documentation, (b) an act of God, or other cause beyond the control of Fidelity prevents timely data processing hereunder, (c) special requests by Client or any governmental agency authorized to regulate or supervise Client impacts Fidelity’s normal processing schedule; (d) Client fails to provide any Equipment, Software, Facility or performance called for by this Agreement, and the same is necessary for Fidelity’s performance hereunder; or (e) an act of Client, Client third party vendors, or subcontractors (other than Fidelity subcontractors) that prevents timely data processing hereunder, impacts Fidelity’s normal processing schedule, or impacts Fidelity’s ability to do work in any way. Fidelity shall exercise diligence to mitigate promptly or overcome the effects of any such delay and promptly resume performance of Services when the cause of such delay is removed. Fidelity will promptly notify Client (in advance, where possible) of the estimated impact on its processing schedule, if any, of any delay caused by any event specified in this Section.

11.3                        Processing Errors

Fidelity will provide accurate reports hereunder and, in the event of an error in processing Client’s data, Fidelity will promptly correct such error and Fidelity will promptly rerun any affected processing cycles and/or re-update or reconstruct any affected data files, or take such action as may be required to timely process Client’s data, to the extent required by input, processing, system or output errors, and shall make appropriate arrangements for the delivery, or any necessary further processing, of output. Such correction of error shall be without charge to Client unless and to the extent: (i) caused by incorrect data submitted by Client; or (ii) caused by Software provided to Fidelity by Client (and not by any failure of Fidelity to perform any responsibility under this Agreement with respect to such Software). Client will carefully review and inspect all reports prepared by Fidelity, balance promptly to the appropriate control totals and within a reasonable time after any error or out-of-balance control totals is detected or should be detectable,

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Client agrees to notify Fidelity of any erroneous processing. If Client fails to so notify Fidelity, it shall be deemed to have assumed all losses and risks arising from its failure to perform the responsibilities described in the immediately preceding sentence.

11.4                        System Redundancy

Subject to the provisions of Exhibit B (Facilities) and C-1 (Services), Fidelity and Client shall implement such measures as a prudent data center manager would implement including, without limitation, arrangements for extended maintenance, spare parts inventories, system redundancies, uninterruptible power supply capability so as to make reasonable provision for the continuous operation of the Equipment and Facilities in the event of reasonably foreseeable adverse circumstances or occurrences.

12.                               Termination

This Agreement may be terminated prior to the Expiration Date, as follows:

12.1                        Termination for Default

In addition to any other rights which either party may have in law or equity but subject to Section 30 hereof, either Fidelity or Client may terminate this Agreement upon written notice to the other party if an Event of Default by such other party occurs. Exercise of the right to terminate under this Section must be accomplished by specifying in such written notice to the defaulting party, the nature and extent of such default and fixing a date, on the last day of a month following the date of receipt of such notice, for cessation of services hereunder, unless such default shall have been cured by the defaulting party within the cure period set forth in Sections 12.2 of this Agreement (the “Termination Date”). In the event this Agreement is terminated by Fidelity pursuant to this Section 12.1, the Client shall pay the Early Termination Fee and Termination Costs to Fidelity as set forth in Section 12.4 and will have [****] months to migrate from Fidelity to alternative services in accordance with Section 13 hereof.

12.2                        Events of Default

12.2.1              Client Event of Default. An Event of Default of Client shall be deemed to occur if:

a.                                      Client fails in any material respect timely to perform its material obligations hereunder (other than failure to pay any amount subject to bona fide dispute in accordance with the provisions of

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Section 16.3), and Fidelity provides Client with written notice specifying such default and, if such default is curable, Client fails to cure such default within forty-five (45) days following its receipt of such notice; or

b.                                      Client makes any material misrepresentation or breach of warranty hereunder, and Fidelity provides Client with written notice specifying such default and, if such default is curable, Client fails to cure such default within forty-five (45) days following its receipt of such notice.

12.2.2              Fidelity Event of Default. An Event of Default of Fidelity shall be deemed to occur if:

a.                                      Fidelity, or any person acting on its behalf, fails in any material respect timely to perform or properly perform its material obligations hereunder and, Client provides Fidelity with written notice specifying such default and (A) such default is not curable or (B) such default is curable and Fidelity fails to cure such default within forty-five (45) days following its receipt of such notice; or

b.                                      Fidelity makes any material misrepresentation or breach of warranty hereunder and Client provides Fidelity with written notice specifying such default and, if such default is curable, Fidelity fails to cure such default within forty-five (45) days following receipt of such notice.

It is understood and agreed that a failure to perform an obligation that is not in itself material may, together with other failures that occur repetitiously, in the aggregate constitute a material failure to perform a material obligation for purposes of this Section.

For the avoidance of doubt, Section 12.4 of this Agreement shall not apply to any termination of this Agreement by Client pursuant to this Section 12.2.2.

12.3                        Termination for Convenience or Change of Control — Client

Subject to paying the amounts described in Section 12.4, Client shall have the right to terminate this Agreement for convenience and without cause at any time provided that Client is not in default of any of its material obligations under this Agreement, upon satisfaction of all of the following conditions:

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12.3.1              Client notifies Fidelity in writing (“Early Termination Notice”) of its intention to terminate the Agreement not less than [****] prior to the proposed early termination date (“Client Notice Early Termination Date”), and

12.3.2              Client timely pays each of the amounts referred to in Section 12.4.

12.4                        Early Termination Fee

12.4.1              In the event that (i) Client provides an Early Termination Notice to Fidelity; or (ii) Fidelity terminates this Agreement because an Event of Default of Client occurred, Client shall pay to Fidelity, upon the Client Notice Early Termination Date or the Termination Date (each, an “Early Termination Date”), respectively, a termination fee (“Early Termination Fee”) as set forth in this Section 12.4.1.

a.                                      The components of the Early Termination Fee are calculated based on the first full calendar month following the Early Termination Date and are pro rated for any partial Contract Years. For example, if Client sends Fidelity an Early Termination Notice on November 30, 2013 and specifies in the notice that the Early Termination Date is June 30, 2014, then the Early Termination Fee is calculated starting with July 1, 2014.

b.                                      Fidelity will invoice Client for the applicable Early Termination Fee following Fidelity’s receipt of the Early Termination Notice, and Client shall pay the invoice in accordance with the payment terms set forth in Exhibit E (Charges).

c.                                       The Early Termination Fee is calculated as follows:

(i)                                     determine the number of Contract Years (including partial Contract Years) following the Early Termination Date;

(ii)                                 multiply the fees, that would have been payable to Fidelity had the Agreement continued in effect through the end of the then current Term, for each remaining Contract Year (including partial Contract Years) by the applicable percentage in the table set forth below; and

(iii)                             add together the amounts derived for each such remaining Contract Years (or partial Contract Years).

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[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Contract Year	%
1	[****]
2	[****]
3	[****]
4	[****]
5	[****]
6	[****]
7	[****]

d.                                      For example, if Client terminated with six (6) full calendar months remaining in Contract Year 4 following the Early Termination Date, the Early Termination Fee would be calculated as follows:

Remaining fees (RF) for each of the Contract Years 4, 5, 6, and 7 is $RF4, $RF5, $RF6, and $RF7 respectively

% for each of the Contract Years 4, 5, 6, and 7 is P4%, P5%, P6% and P7% respectively from the table in c above

Contract Year 4 = ($RF4 x 6/12 x P4%) plus

Contract Year 5 = ($RF5 x P5%) plus

Contract Year 6 = ($RF6 x P6%) plus

Contract Year 7 = ($RF7 x P7%)

The numbers in the above example do not reflect adjustments for CPI.

12.4.2              Notwithstanding delivery of an Early Termination Notice by Client or payment of an Early Termination Fee by Client, Client shall make all payments due and payable to Fidelity pursuant to this Agreement until the Early Termination Date.

12.4.3              In addition to the Early Termination Fee, Client shall reimburse Fidelity for the reasonable costs actually incurred by Fidelity in terminating this Agreement including without limitation relocation expenses, travel and severance expense; incentive payments (stay bonuses) to provide for continued services of Fidelity employees through the Early Termination Date not to exceed [****] percent ([****]%) of such employee’s salary at the time of Client’s delivery of such early Termination Notice; an amount

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equal to any remaining book value of any equipment and software used to provide the services under this Agreement; expenses incurred in canceling leases, licenses, subcontractor or similar agreements (“Termination Costs”). Fidelity shall use its best efforts to minimize the Termination Costs. Client shall pay only Termination Costs actually incurred by Fidelity and only to the extent that Fidelity has not redeployed given resources.

12.4.4              In addition to Early Termination Fee and Termination Costs and in the event that Client terminates the Agreement before fulfilling its obligations under Section 10.1 of Exhibit E (Charges) or the Agreement is terminated by Fidelity under Section 12.1 of the Agreement, the remaining portion of the TAMS Amount as defined in Section 10.1 of Exhibit E that has not been paid to Fidelity shall be due and payable in full along with early termination fees, if any, as set forth in Section 12 of the Agreement.

13.                               Cooperation in Migration

Fidelity agrees that after notice of Termination and prior to the completion of Migration Services:

13.1                        Offer of Employment

Client may offer employment to any member of the then-current Resident Staff, except for the Account Manager(s) and Fidelity will not take any action designed to induce any such employee to refuse any offer of employment by Client. The foregoing sentence will not prohibit a general solicitation of employment in the ordinary course of business by advertising or the like which is not directed to specific individuals or employees of Fidelity or prevent Client from employing any Account Manager who contacts Client as a result of such a general solicitation or at his or her own initiative without any direct solicitation by or encouragement from Client.

13.2                        Migration

Upon its receipt of notice from Client stating that Client wishes to receive Migration Services, Fidelity will give full cooperation and support to Client to assure an orderly and efficient transition to whatever method of computer processing it may select in accordance with the provisions of Exhibit K (Migration) and shall perform the Migration Services so as to effect such transition of processing responsibilities to a successor processing environment until the date on which such Services shall have been completed in accordance

Confidential Treatment

Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

with the provisions of Exhibit K (Migration), except as otherwise provided in this subsection. Client agrees to pay Fidelity on a time and materials basis in accordance with the provisions of Exhibit K (Migration) for the performance of such Migration Services (i) prior to the Termination Date, by personnel other than Resident Staff and (ii) following the Termination Date unless Client has terminated this Agreement pursuant to Section 12.2.2 of this Agreement, in which case Client and Fidelity will meet and discuss the time and materials fees to be charged by Fidelity for such Migration Services, it being agreed by the parties that Fidelity’s then-current time and materials fees will be [****] for such Migration Services. Notwithstanding anything to the contrary herein, including without limitation, the definition of the term, “Termination Date”, this Agreement shall not terminate, nor shall Fidelity’s obligation to perform Migration Services (and such other Services as have not been successfully transferred to Client or any other service provider) be discharged, until such time as the Migration Services shall have been completed in accordance with the requirements of Exhibit K (Migration) in a manner permitting the conversion of the Services without a material interruption of or disruption to Client’s business activities or operations; provided, however, that Fidelity shall have no obligation to provide any Migration Services if Fidelity shall have terminated this Agreement because an Event of Default of Client occurred (which was not cured by Client pursuant to Section 12.2.1), unless Client has paid all amounts past due and monthly in advance for continued provision of the Migration Services and other Services.

13.3                        Equipment

13.3.1              Option to Assume Service Agreements. Client shall have the option to assume service agreements applicable to any Equipment acquired from Fidelity pursuant to Section 13.3.2 of this Agreement and Fidelity agrees to convey such Service Agreements where Fidelity’s agreements with its service providers allow for such assignment and the service agreement relates only to the Equipment being purchased by Client and is not otherwise bundled with any Equipment that is not being purchased by Client.

13.3.2              Option to Purchase Equipment. Client shall have the option to purchase, at fair market value, any Equipment owned and used by Fidelity exclusively for the provision of Services hereunder, or which Fidelity is obligated hereunder to use exclusively for the provision of Services. Such option may be exercised only by written notice received by Fidelity sixty (60) days prior to the Termination Date, or simultaneous with any notice of early termination by Client. Title to any such Equipment that Client elects to purchase shall be transferred against payment of the fair market

Confidential Treatment

Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

value purchase price, by a Bill of Sale in the form of Exhibit L (Bill of Sale) hereto, on the Termination Date, Early Termination Date or such other date upon which Migration Services are completed hereunder.

13.3.3              Assignment of Software. To the extent that the Software license is used solely for providing the Services to BancWest and to the extent permitted by the licensor of any affected Software, simultaneous with any purchase by Client of Equipment under Section 13.3.2, Fidelity agrees to assign, and Client agrees to assume, pursuant to the terms of an assignment and assumption agreement in form and substance satisfactory to the parties, all systems Software (and related documentation) utilized by Fidelity to perform Services on such Equipment and to pay Fidelity therefor, an amount equal to Fidelity’s then unamortized book value of such Software. The parties agree to cooperate in obtaining any necessary consent of the licensor of any affected Software to such assignment. Client shall reimburse Fidelity for any reasonable, actual, direct out-of-pocket expenses, evidenced by reasonable receipts.

13.3.4              Documentation and Installation Assistance. In connection with any purchase of Equipment from Fidelity by Client pursuant to this Agreement, Fidelity shall provide Client with such maintenance records and documentation as Client may reasonably require in order to obtain continued maintenance of such Equipment. Fidelity shall also cooperate with Client, at Client’s expense, in arranging for the prompt de-installation, crating, drayage and shipment of such Equipment.

13.3.5              Transfer of Equipment Leases. Any Equipment leased by Fidelity solely for the performance of Services hereunder shall be leased pursuant to leases which expressly provide that Client may assume such leases, without any material changes to the terms of such leases, upon termination of this Agreement. Upon termination, Fidelity shall cooperate with Client and Client shall reimburse Fidelity for any reasonable, actual, direct out-of-pocket expense, evidenced by reasonable receipts, for the arrangement of the prompt transfer to Client of any such leases which Client chooses to assume.

13.4                        Applications Software.

To the extent permitted by any third party licensor of such applications Software, upon request by Client in connection with any termination of this Agreement, Fidelity shall assign, obtain any required consents, or take such other steps as shall be necessary or appropriate to vest in Client, simultaneous with the cessation of the affected Services hereunder, the right to use, any Fidelity or third party

Confidential Treatment

Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

applications Software furnished by Client to Fidelity pursuant to this Agreement or, in the case of any third party applications Software, otherwise used by Fidelity exclusively for the performance of any Service. Any post Termination use by or on behalf of Client of Fidelity Software shall be subject to the terms and conditions of the applicable Fidelity Software license agreement with Client, as supplemented by this Agreement. The parties agree to cooperate in obtaining any necessary consent of the licensor of any applications Software. Fidelity shall not be required to expend any out-of-pocket funds in order to satisfy its obligations under this Section unless Client shall reimburse Fidelity for any reasonable, actual, direct out-of-pocket expense, evidenced by reasonable receipts.

14.                               Files and Programs; Storage; File and Software Backup

14.1                        Files and Programs

Fidelity agrees to backup all client data, application libraries/files and operating system software used to process Client’s data onto magnetic media. Such Client’s data will be retained for the duration defined in the Client’s records retention policy as may be changed from time to time as mutually agreed to in writing by the parties.

14.2                        Storage

For the term of this Agreement, Client agrees to provide any required off-site storage at a Client-designated facility for mainframe and non-mainframe backup data files and Software used by Client Employees. Client is solely responsible for the transportation and physical security of such files and programs while not in Fidelity’s possession, custody or control. Fidelity and Client are responsible for the physical security of such files while in Fidelity’s possession, custody and control.

14.3                        File and Software Backup

Client will provide and Fidelity will manage and maintain adequate on-site and off-site input and output backup files of Client’s data received by Fidelity and all Client-specific programs and operations documentation utilized to process Client’s data.

15.                               Audits

Fidelity will cooperate with Client and its designated agent in connection with any periodic audits in accordance with the provisions of Exhibit I (Audits).

Confidential Treatment

Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

16.                               Payment and Billing

16.1                        General

Client agrees to pay Fidelity for the Services performed hereunder in accordance with the fees set forth in this Agreement, pursuant to invoices prepared and delivered to Client. All processing fees shall be payable on or before the last business day of each month, for Services to be rendered during that month plus any Additional Volume Fees for the preceding month as specified in Section 2 of Exhibit E (Charges).

16.2                        Documentation of Fidelity Expenses

Fidelity shall provide Client with documentation adequate to identify with reasonable particularity the nature and extent of all expenses payable or reimbursable by Client pursuant to this Agreement, including, without limitation, itemizations and, if subsequently requested by Client, copies of all third party invoices and receipts for reimbursable expenses. Client’s obligation to reimburse Fidelity for any expenses incurred hereunder shall be limited to those expenses properly documented pursuant to this Section. Client shall have no obligation to reimburse Fidelity for any such expenses prior to the receipt by Client of such proper documentation and Fidelity shall not submit any such invoices, receipts and other documentation prior to the date on which such expenses are incurred by Fidelity.

16.3                        Payment Disputes

No failure by Client timely to pay an amount subject to a bona fide dispute shall constitute an Event of Default, provided that, prior to withholding any payment, Client shall notify Fidelity of its intention to withhold payment, specifying in reasonable detail the reason therefor. Such notice shall be signed by a senior officer of Client. Notwithstanding anything to the contrary in the foregoing, any such disputes shall be promptly resolved by the parties and, if not so resolved, either party may exercise any remedies it has under this Agreement or at law or in equity, including without limitation the right to initiate litigation to resolve the disputes.

17.                               No Interference with Contractual Relationship

Client warrants that, as of the date hereof, it is not subject to any contractual obligation that would prevent Client from entering into this Agreement, and that Fidelity’s offer to provide Services in no way caused or induced Client to breach any contractual obligation.

Confidential Treatment

Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

18.                               No Waiver of Default

The failure of either party to exercise any right of termination hereunder shall not constitute a waiver of the rights granted herein with respect to any subsequent default.

19.                               Processing and Changes in Priorities

19.1                        Changes to Current Schedules. The current Client processing schedules, delivery times for output, handling and packaging of output, and delivery instructions, will remain unchanged except as mutually agreed by the Parties in accordance with Exhibit F (Management and Control).

19.2                        If any emergency requires a change in the processing schedule set forth in Exhibit C-1 (Services), C-2 (Stanwell Printback Services), and D (SLA’s), Fidelity and Client agree to negotiate in good faith to adjust the processing schedule and related priorities in light of then prevailing circumstances.

20.                               Mergers and Acquisitions

Upon written request by Client, Fidelity will process additional data resulting from any merger or acquisition in accordance with the provisions of this Agreement. Client and Fidelity shall negotiate in good faith the fees, if any, applicable to related conversion and testing services not performed by the Resident Staff, which shall not, in any event, exceed the amount that would be payable on a time and materials basis. Client will notify Fidelity of any such proposed merger or acquisition as soon as reasonably practicable.

21.                               Entire Agreement

This Agreement and the Exhibits hereto contain the entire agreement of the parties and supersedes all prior agreements whether written or oral with respect to the subject matter hereof. Expiration or termination of any part of this Agreement shall terminate the entire Agreement except for any portion hereof which expressly remains in force and in effect notwithstanding such termination or expiration. Modification or amendment of this Agreement or any part thereof may be made only by written instrument executed by both parties.

22.                               Assignment; Binding Nature

22.1                        Prohibited Assignments

Neither party may sell, assign or otherwise transfer its rights or obligations under this Agreement without the prior written consent of the other party hereto; provided, however, that (i) either party may assign its rights and obligations under this Agreement to any Non-competitor entity which acquires all or substantially

Confidential Treatment

Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

all of such party’s assets or business and (ii) Client may assign any or all of its rights or obligations to any Noncompetitor affiliate of Client; and provided, further, however, in each case involving such an acquisition or assignment the surviving entity or assignee shall duly and effectively assume all obligations of the acquired party to be performed hereunder by instrument reasonably satisfactory to Fidelity or Client, as applicable. Any purported assignment not permitted hereunder that is made without the prior written consent of the other party shall be null and void and without effect.

Client may without further consent of Fidelity assign all of its rights, title and interest in this Agreement to any one of its wholly-owned subsidiaries; provided, however, that such assignment shall not relieve Client of its monetary obligations under this Agreement and such subsidiary is a Non-competitor of Fidelity. For the sake of clarity, First Hawaiian Bank and/or Bank of the West, as their business is conducted on the Effective Date constitute acceptable wholly-owned Non-competitor subsidiaries.

23.                               Confidentiality

The parties agree to adhere to the provisions of Exhibit H (Confidential Information) regarding confidential information.

23.1                        Confidential Agreement

This Agreement is a confidential agreement between Fidelity and Client. In no event may this Agreement be reproduced or copies shown to any third parties by either Client or Fidelity without the prior written consent of the other party, except to its Affiliates, professional advisors or as may be necessary by reason of legal, accounting or regulatory requirements of Fidelity or Client, or in the context of bona fide acquisition or merger negotiations, provided that appropriate instructions regarding the confidentiality of the Agreement have been given to the third party reviewing this Agreement and appropriate non-disclosure agreements have been executed by such reviewing party, in which event Fidelity and Client agree to exercise diligence in limiting such disclosure to the minimum extent necessary under the particular circumstances and to notify the other party of any such disclosure as soon as practicable thereafter under the circumstances.

23.2                        Confidentiality of Client Data

All information concerning Client, its business or customers submitted to or produced by Fidelity pursuant to this Agreement (“Client Data”) shall be held in confidence by Fidelity in accordance with the provisions of Exhibit H (Confidential Information).

Confidential Treatment

Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Fidelity agrees that Client Data of each subsidiary of Client is confidential and Fidelity agrees that it will not provide Client Data of a Client subsidiary to any other Client subsidiary, except as otherwise requested by Client.

24.                               Taxes

24.1                        Services

Client will pay directly or reimburse Fidelity for all sales, use or excise taxes, however designated, levied or based, on amounts payable by Client pursuant to this Agreement, including state and local privilege or excise taxes based on gross revenues under this Agreement or taxes on Services rendered or personal property taxes on any Software licensed hereunder. Client shall not be responsible for any corporate excise taxes, franchise taxes or taxes levied on the personal property or net income of Fidelity.

24.2                        Transferred Equipment

The purchaser of any Equipment from the other party hereunder will pay directly or reimburse the other party for all sales, use or excise taxes, however designated, levied or based on amounts payable by such purchaser in respect of the transferred Equipment.

25.                               Independent Contractor; Subcontractors

25.1                        Independent Contractor

It is agreed that Fidelity is an independent contractor and that:

25.1.1              Client Supervisory Powers. Client has no power to supervise, give directions or otherwise regulate Fidelity’s operations or its employees, except as otherwise herein provided.

25.1.2              Fidelity’s Employees. Persons who process Client’s data are employees of Fidelity and Fidelity shall be solely responsible for payment of compensation and benefits to such personnel and for any injury to them or injury or damage caused by them in the course of their employment. Fidelity shall assume full responsibility for payment of all federal, state and local taxes or contributions imposed or required under unemployment insurance, social security and income tax laws with respect to such persons.

Confidential Treatment

Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

25.2                        Subcontracting or Delegation

25.2.1              Consent Required. Fidelity shall not subcontract or delegate any of its obligations under this Agreement to any other person, corporation, or entity (other than an Affiliate, temporary resources, or Fidelity subcontractors used in providing Maintenance Services as set forth in Exhibit C-1 (Services)) without the prior written consent of Client, provided, however, that in no event shall any such consent, regardless of the manner or scope of such consent, relieve Fidelity of any of its obligations under this Agreement.

25.2.2              Subcontractor Employees. As between Client and Fidelity, all employees of any subcontractor providing Services on behalf of Fidelity shall be deemed to have all of the rights and obligations of any Fidelity Employee for purposes of this Agreement.

26.                               Client and Fidelity Employees

Except as specifically set forth in Section 13, above, both Client and Fidelity agree not to offer employment to any then current employee of the other without the prior written consent of the other. In addition, both Client and Fidelity agree not to introduce any third party, agency or company, who would offer employment to any current employee of the other without the prior written consent of the other. The foregoing provisions will not prohibit a general solicitation of employment in the ordinary course of business by advertising or the like which is not directed to specific individuals or employees of Fidelity or prevent either party from employing any then current employee of the other who contacts such party as a result of such a general solicitation or at his or her own initiative without any direct solicitation by or encouragement from such party.

27.                               Previous Liabilities

The parties hereto agree to indemnify the other and hold the other harmless against any loss (including attorney’s fees and expenses) arising out of any claims or lawsuits filed or subsequently filed as a result of the acts of the other party which occurred prior to the Effective Date of this Agreement.

28.                               Notices

All notices, requests and demands, other than routine operational communications under this Agreement, shall be in writing and shall be deemed to have been duly given when delivered by reputable overnight courier, or when deposited in the United States mail, registered or certified postage prepaid, and addressed to the other party at the address first

Confidential Treatment

Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

shown above and to the attention of the president of said party. Notice of changes of address, if any, shall be given in like manner.

29.                               Covenant of Good Faith

Fidelity and Client agree that, in their respective dealings arising out of or related to this Agreement, they shall act fairly and in good faith.

30.                               Limitation of Liability

NEITHER PARTY SHALL BE LIABLE TO THE OTHER, ITS AFFILIATES OR ANY OTHER PARTY FOR LOST PROFITS OR FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, AND IN NO EVENT SHALL EITHER PARTY’S LIABILITY HEREUNDER EXCEED THE AMOUNT OF DIRECT DAMAGES ACTUALLY INCURRED AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION AFTER ALL APPEALS HAVE BEEN EXHAUSTED, REGARDLESS OF THE FORM OF ACTION, INCLUDING NEGLIGENCE AND STRICT LIABILITY, WHETHER OR NOT SUCH PARTY HAS BEEN INFORMED OF OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF SUCH DAMAGES, IN EACH CASE EXCEPT TO THE EXTENT ARISING FROM (I) THE GROSS NEGLIGENCE, BAD FAITH OR WILLFUL MISCONDUCT OF SUCH PARTY OR ANY INTENTIONAL BREACH OF THIS AGREEMENT (A BREACH SHALL NOT BE DEEMED INTENTIONAL IF A BONA FIDE, GOOD FAITH DISPUTE EXISTS BETWEEN THE PARTIES), (II) THE BREACH OF [****] UNDER THIS AGREEMENT, OR (III) FROM PERSONAL INJURY, INCLUDING DEATH, OR DAMAGE TO TANGIBLE PROPERTY, CAUSED BY THE NEGLIGENCE OF SUCH PARTY, ITS EMPLOYEES, AGENTS OR SUBCONTRACTORS. ANY AMOUNT PAYABLE, AND THE COST OF PERFORMING ANY OBLIGATION ARISING, UNDER ANY INDEMNIFICATION PROVISION OF THIS AGREEMENT [****] FOR PURPOSES OF THIS PROVISION.

THE FOREGOING LIMITATIONS OF THIS SECTION SHALL NOT BE APPLICABLE TO ANY FEES, PERMITTED EXPENSES, THE EARLY TERMINATION FEE OR TERMINATION COSTS.

EITHER PARTY’S TOTAL CUMULATIVE LIABILITY FOR ANY AND ALL BREACHES OF THIS AGREEMENT ARISING OUT OF ONE OR MORE EVENTS [****], WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE ARISING UNDER OR IN ANY WAY RELATED TO THIS AGREEMENT AND REGARDLESS OF WHEN CLAIMS ARE BROUGHT, SHALL BE LIMITED TO THE AGGREGATE AMOUNT OF FEES (EXCLUDING PASS THROUGH FEES AND

Confidential Treatment

Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXPENSES) PAID BY CLIENT FOR SERVICES DURING THE [****] MONTH PERIOD IMMEDIATELY PRECEDING THE DATE OF OCCURRENCE OF THE FIRST SUCH EVENT GIVING RISE TO LIABILITY (“[****] CAP”), EXCEPT THAT THE FOREGOING SHALL NOT APPLY TO ANY OBLIGATIONS OF INDEMNIFICATION FOR INFRINGEMENT UNDER THIS AGREEMENT (“INFRINGEMENT INDEMNIFICATION OBLIGATIONS”). EITHER PARTY’S TOTAL CUMULATIVE LIABILITY FOR ANY AND ALL INFRINGEMENT INDEMNIFICATION OBLIGATIONS ARISING OUT OF ONE OR MORE EVENTS [****], WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE ARISING UNDER OR IN ANY WAY RELATED TO THIS AGREEMENT AND REGARDLESS OF WHEN CLAIMS ARE BROUGHT, SHALL BE LIMITED TO THE AGGREGATE AMOUNT OF FEES (EXCLUDING PASS THROUGH FEES AND EXPENSES) PAID BY CLIENT FOR SERVICES DURING THE [****] MONTH PERIOD IMMEDIATELY PRECEDING THE DATE OF OCCURRENCE OF THE FIRST SUCH EVENT GIVING RISE TO LIABILITY (“SPECIAL [****] CAP”). FOR PURPOSES OF THIS PARAGRAPH, THE [****] BEGINS ON THE EFFECTIVE DATE OF THIS AGREEMENT AND ENDS ON THE DAY THAT IS IMMEDIATELY PRIOR TO THE [****] OF THE EFFECTIVE DATE. EACH [****] SHALL BEGIN ON [****] OF THE EFFECTIVE DATE THAT IS IMMEDIATELY AFTER THE [****] AND ENDS ON THE DAY THAT IS IMMEDIATELY PRIOR TO THE [****] OF THE EFFECTIVE DATE. FOR THE AVOIDANCE OF DOUBT, IN REGARD TO CALCULATING THE [****] CAP OR SPECIAL [****] CAP FOR THE [****], TO THE EXTENT THAT THE PERIOD IMMEDIATELY PRECEDING THE DATE OF OCCURRENCE OF THE FIRST SUCH EVENT GIVING RISE TO LIABILITY IS LESS THAN [****] MONTHS OR [****] MONTHS RESPECTIVELY, THE CALCULATION SHALL INCLUDE SUCH NUMBER OF MONTHS IN THE 1999 AGREEMENT IMMEDIATELY PRIOR TO THE EFFECTIVE DATE SO THAT THE CALCULATION IS BASED ON [****] MONTHS FOR THE [****] CAP AND [****] MONTHS FOR THE SPECIAL [****] CAP. THIS PARAGRAPH SHALL NOT APPLY TO ANY FEES, PERMITTED EXPENSES, THE EARLY TERMINATION FEE OR TERMINATION COSTS.

31.                               Indemnity

31.1                        Indemnity by Fidelity

Fidelity, at its expense, hereby agrees to indemnify and hold harmless Client, its Affiliates, and their respective officers, directors, and employees, and defend any action brought against Client or any such person (a “Client Indemnitee”) with respect to any claim, demand, cause of action, debt, cost, loss, damage, expense (including reasonable attorney’s fees) or liability, as incurred, arising from, based on or in connection with:

Confidential Treatment

Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

31.1.1              any claim made against a Client Indemnitee in connection with any allegation that the Services, Software (excluding any Client Software not developed by or on behalf of Fidelity and any applications software), Equipment, Systems or other resources or items provided by Fidelity, its subcontractors or affiliates or their use, sale, disclosure, execution, reproduction, modification, adaptation, distribution, performance or display, infringe or misappropriate any patent, or any trade secret, copyright, mask work, trademark, certification mark, service mark, trade name or similar proprietary rights; provided, however, that Fidelity shall not be liable for (and Client shall indemnify Fidelity against) any infringement or misappropriation or alleged infringement or misappropriation that, and to the extent it results, in whole or in part, from: (a) use of a Service, Software, Equipment, System or other resource or item in a manner or for a purpose not specifically described in the Agreement or Specifications; (         b) use of a Service, Software, Equipment, System or other resource or item in combination with computer programs, processes, hardware, software, data, systems, or services owned, licensed or provided by someone other than Fidelity; (c) Client’s products or services; (d) modification, change, amendment, customization, or adaptation of any Service, Software, Equipment, System or other resource or item not made wholly by Fidelity; or (e) Client’s failure to implement corrections or changes provided by Fidelity;

31.1.2              any claim that the execution, delivery or performance of this Agreement by or the consummation by Fidelity of the transactions contemplated hereby or thereby violate any applicable law or any order, decree or judgment of any court or governmental authority;

31.1.3              any amounts, including but not limited to taxes, interest and penalties, assessed against Client which are obligations of Fidelity pursuant to this Agreement;

31.1.4              any bodily injury or death (except Client Employee bodily injury or death) or any damage to real property or tangible personal property to the extent such injury, death or damage (i) is proximately caused by the negligence, gross negligence or willful misconduct of any person for whose conduct Fidelity or its subcontractors is legally responsible (other than any Client Employee) and (ii) arises or occurs in connection with this Agreement or the performance or receipt of the Services;

31.1.5              the hiring or termination of an employee, subcontractor or agent by Fidelity, or its subcontractors in connection with the performance of the Services;

Confidential Treatment

Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

31.1.6              any failure by Fidelity, except to the extent caused by Client, to comply with any legal requirements described in Section 36 applicable to the performance of Fidelity’s obligations under this Agreement;

31.1.7              any claim made by any other person or entity receiving, or entitled to receive, services of any type from Fidelity;

31.1.8              any claim by any third party arising from (i) Fidelity’s failure or alleged failure to perform any contractual or other legal obligation owed or alleged to be owed to such third party (other than any failure or alleged failure resulting from an act or omission of Client) or (ii) a breach of any contractual or legal obligation owed by Client to such third party as a result of any act or omission of Fidelity.

31.1.9              Any loss of Client or its customers arising or resulting directly or indirectly from a fraudulent act or omission by Fidelity or its subcontractor(s), acting alone or in collusion with others, as determined by a court of competent jurisdiction pursuant to Section 35 of the Agreement, to the extent such loss arises or occurs in connection with this Agreement.

In addition to Fidelity’s indemnification obligations under Section 31.1.1, in the event of any claim described in Section 31.1.1 having been asserted, or in Fidelity’s opinion is about or likely to be asserted, Fidelity may, at its option, (i) procure for Client the right to continue to use the Service, Software, Equipment, System or other resource or item provided by Fidelity, (ii) replace the Service, Software, Equipment, System or other resource or item provided by Fidelity with noninfringing materials, (iii) modify the Service, Software, Equipment, System or other resource or item provided by Fidelity so that the Service, Software, Equipment, System or other resource or item provided by Fidelity become noninfringing, or (iv) terminate this Agreement in whole or in part without an Early Termination Fee being charged to Client or terminate the Service, Software, Equipment, System or other resource or item, and promptly refund all prepaid but unused payments made by Client covering the future use of the Service, Software, Equipment, System or other resource or item.

31.2                        Indemnity by Client

Client, at its expense, hereby agrees to indemnify and hold harmless Fidelity, its Affiliates, and their respective officers, directors, and employees, and defend any action brought against Fidelity or any such person (a “Fidelity Indemnitee”) with respect to any claim, demand, cause of action, debt, cost, loss, damage, expense (including reasonable attorney’s fees) or liability, as incurred, arising from, based on or in connection with:

Confidential Treatment

Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

31.2.1              any claim made against a Fidelity Indemnitee in connection with any allegation that any Client Software (other than Client Software developed by or on behalf of Fidelity) or its use, sale, disclosure, execution; reproduction, modification, adaptation, distribution, performance or display, infringes or misappropriates any patent, or any trade secret, copyright, mask work, trademark, certification mark, service mark, trade name or similar proprietary rights;

31.2.2              any claim that the execution, delivery or performance of this Agreement by Client or the consummation by Client of the transactions contemplated hereby or thereby violate any applicable law or any order, decree or judgment of any court or governmental authority;

31.2.3              any amounts, including but not limited to taxes, interest and penalties, assessed against Fidelity which are obligations of Client pursuant to this Agreement.

31.2.4              any bodily injury or death (except Fidelity Employee bodily injury or death) or any damage to real property or tangible personal property to the extent such injury, death or damage (i) is proximately caused by the negligence, gross negligence or willful misconduct of any person for whose conduct Client or its subcontractors is legally responsible (other than any Fidelity Employee) and (ii) arises or occurs in connection with this Agreement or the performance or receipt of the Services;

31.2.5              the hiring or termination by Client, or its subcontractors, of an employee, subcontractor or agent in connection with receipt of the Services;

31.2.6              any failure by Client, except to the extent caused by Fidelity, to comply with any legal requirements applicable to the performance of Client’ obligations under this Agreement;

31.2.7              any claim by any third party arising from (i) Client’s failure or alleged failure to perform any contractual or other legal obligation owed or alleged to be owed to such third party (other than any failure or alleged failure resulting from an act or omission of Fidelity) or (ii) a breach of any contractual or legal obligation owed by Fidelity to such third party as a result of any act or omission of Client.

31.2.8              Any loss of Fidelity arising or resulting directly or indirectly from a fraudulent act or omission by Client or its subcontractor(s), acting alone or in collusion with others, as determined by a court of competent

Confidential Treatment

Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

jurisdiction pursuant to Section 35 of the Agreement, to the extent such loss arises or occurs in connection with this Agreement.

31.3                        Indemnification Procedures

If any civil, criminal, administrative or investigative action or proceeding (any of the foregoing being a “Claim”) is threatened or commenced against any person that either party is obligated to defend or indemnify under Section 31.1 or 31.2 of this Agreement (such person and such party collectively, an “Indemnified Party”), then written notice thereof shall be given to the party that is obligated to provide indemnification under such Sections (the “Indemnifying Party”) as promptly as practicable; provided, however, that any delay by the Indemnified Party in giving such written notice shall not constitute a breach of this Agreement and shall not excuse the Indemnifying Party’s obligation under this Section except to the extent, if any, that the Indemnifying Party is prejudiced by such delay. After such notice, if the Indemnifying Party shall acknowledge in writing to such Indemnified Party that the Indemnifying Party is obligated under this Section to defend or indemnify the Indemnified Party, then the Indemnifying Party shall be entitled, if it so elects in writing within ten days after receipt of such notice, to take control of the defense and investigation of such Claim and to employ and engage attorneys of its choice reasonably acceptable to the Indemnified Party to handle and defend the same, at the Indemnifying Party’s sole cost and expense. The Indemnified Party shall cooperate in all reasonable respects with the Indemnifying Party and its attorneys in the investigation, trial, and defense of such Claim and any appeal arising therefrom and the Indemnifying Party shall be responsible for the Indemnified Party’s out of pocket expenses with respect thereto; provided, however, that the Indemnified Party may, at its own cost and expense, participate, through its attorneys or otherwise, in such investigation, trial and defense of such Claim and any appeal arising therefrom. No settlement of a Claim that involves a remedy other than the payment of money by the Indemnifying Party shall be entered into by the Indemnifying Party without the prior consent of the Indemnified Party, which consent will not be unreasonably withheld.

After notice by the Indemnifying Party to the Indemnified Party of its election to assume full control of the defense of any such Claim pursuant to this Section 31.3, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses included thereafter by such Indemnified Party in connection with the defense of that Claim. If the Indemnifying Party does not assume full control over the defense of a Claim pursuant to this Section 31.3 then the Indemnifying Party may participate in such defense, at its sole cost and expense, and the Indemnified Party shall have the right to defend the Claim in such manner as it may deem appropriate, at the cost and expense of the Indemnifying Party.

Confidential Treatment

Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

31.4                        Subrogation

In the event that an Indemnifying Party shall be obligated to indemnify an Indemnified Party pursuant to Section 31.1 or 31.2, the Indemnifying Party shall, upon payment of such indemnity in full, be subrogated to all rights of the Indemnified Party with respect to the claims and defenses to which such indemnification relates.

31.5                        Exclusive Remedy

Without limiting the Parties’ rights to terminate this Agreement pursuant to Section 12.1, the rights of each Indemnified Party pursuant to Sections 31.1 or 31.2 shall be the exclusive remedy of such Indemnified Party with respect to the Losses to which such Sections relate.

32.                               Insurance

A schedule of Fidelity’s current insurance coverage has been furnished to Client prior to the Effective Date of this Agreement. Fidelity shall maintain insurance coverages in accordance with the provisions of Exhibit J (Insurance) at all times during the periods specified in such Exhibit.

33.                               Section Titles

Section titles as to the subject matter of particular sections herein are for convenience only and are in no way to be construed as part of this Agreement or as a limitation of the scope of the particular sections to which they refer.

34.                               Counterparts

This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument.

35.                               Governing Law

This Agreement is made and entered into in the State of California and the laws of that State shall govern the validity and interpretation hereof and the performance of the parties hereto of their respective duties and obligations hereunder, except to the extent certain matters may be governed as a matter of law by federal law. The parties hereby expressly and irrevocably agree that any action or claim to enforce this Agreement shall be brought in the State of California, and Fidelity irrevocably consents to personal jurisdiction in the United States District Court in the Northern District of California. Fidelity hereby irrevocably consents to service of process in accordance with the laws of the State of California.

Confidential Treatment

Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

36.                               Compliance with Laws

Subject to Section 6.1.7, Fidelity and Client each agrees that it will comply with all federal, state, county and local laws, orders, ordinances, rules, regulations, and codes applicable to it (or its affiliates) or to its (or its affiliates’) employment of independent contractors or the performance by it or its affiliates of its obligations under this Agreement, including, without limitation, laws, executive orders, rules and regulations relating to employment (including equal opportunity and nondiscrimination), federal, state or local taxes (including social security and unemployment taxes) and/or the procurement of licenses, qualifications, permits or certificates where required.

37.                               Waiver

No waiver of any breach or failure or delay in exercising any right, power or remedy of any provision of this Agreement shall constitute a waiver of the same or any other provision hereof with respect to prior, concurrent or subsequent occurrences and no waiver shall be effective unless made in writing and signed by an authorized representative of the party against whom enforcement of such waiver is sought.

38.                               Severability

The provisions of this Agreement are severable and the unenforceability of any provision of this Agreement shall not affect the enforceability of this Agreement or any other provision hereof. In addition, in the event that any provision of this Agreement (or portion thereof) is determined by a court to be unenforceable as drafted, the parties acknowledge that it is their intention that such provision (or portion thereof) shall be construed in a manner designed to effectuate the purposes of such provision to the maximum extent enforceable under applicable law.

39.                               Binding Nature

This Agreement will inure to the benefit of and be binding on the parties, their successors, permitted assigns and legal representatives.

40.                               Remedies Cumulative

Except where it is stated that a remedy is an exclusive or sole remedy, subject to the express limitations set forth elsewhere in this Agreement, all remedies in this Agreement are cumulative and in addition to and not in lieu of any other remedies available to a party at law or in equity; provided, however, that in all events any claim for monetary damages shall be subject to the limitations set forth in Section 30 hereof. Nothing contained in this Agreement shall be construed to limit in any manner or degree any right of setoff which either party may have.

Confidential Treatment

Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

41.                               Disclaimer of Partnership and Agency

This Agreement shall not be construed as constituting either party as a partner of the other or to create any other form of legal association that would impose liability upon one party for the act or failure to act of the other or as providing either party with the right, power or authority (express or implied) to represent, or create any duty or obligation on behalf of the other party, except as expressly authorized in writing.

42.                               No Third-Party Beneficiary Rights

Except as expressly provided herein, no third party is intended to be, or shall be deemed to be, a beneficiary of any provision of this Agreement.

43.                               Client Affiliates and Subsidiaries

The parties agree that: (i) the Services are provided for the benefit of Client’s affiliates and subsidiaries; (ii) the rights, benefits, privileges and protections of this Agreement shall extend to Client’s affiliates and subsidiaries as though such affiliates and subsidiaries were Client hereunder; and (iii) Client may fully satisfy any of its obligations, responsibilities or duties under the Agreement by causing them to be performed by any of its affiliates or subsidiaries; provided, however, that Client shall be primarily responsible to Fidelity for the performance or satisfaction by Client and Client’s affiliates and subsidiaries of all related obligations, duties and liabilities of Client and such affiliates and subsidiaries hereunder.

44.                               Time

Unless otherwise indicated, all references to time herein are to San Francisco or Honolulu time, as indicated.

45.                               Definitions

Capitalized terms used herein shall have the meanings ascribed to them in Exhibit A (Definitions) attached hereto.

46.                               Equal Opportunity.

Client is required by federal law to obtain the following equal opportunity commitments from its service providers. See 41 CFR 60-1.4 (Equal Opportunity Clause). In this connection, and to the extent applicable to this Agreement and to Fidelity, during the term of this Agreement, Fidelity agrees to comply with all applicable provisions of Executive Order 11246, all related Executive Orders, all rules and regulations issued by the Office of Federal Contract Compliance Programs (OFCCP), see 41 CFR Part 60, the Vocational Rehabilitation Act of 1973, as amended; the Vietnam Era Veterans

Confidential Treatment

Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Readjustment Assistance Act of 1974, as amended, all federal, state and local non-discrimination laws, rules and regulations, and any applicable requirements as set forth in 29 CFR Part 471, Appendix A to Subpart A.

47.                               Survival

Sections 8 (Client Intellectual Property), 9 (Fidelity Intellectual Property), 12.4 (Early Termination Fee), 23 (Confidentiality), 24 (Taxes), 30 (Limitation of Liability), 31 (Indemnity), Exhibit H (Confidentiality), O-1 (Systematics Software License), O-2 (TouchPoint Software License), P-1 (UltraQuest SubLicense), and any other provision of this Agreement that contemplates or governs performance or observance subsequent to termination or expiration of the Agreement will survive the expiration or termination of this Agreement for any reason.

IN WITNESS WHEREOF, this Agreement has been executed by the undersigned officers, thereunto duly authorized, as of the Effective Date.

FIDELITY INFORMATION SERVICES, LLC		BANCWEST CORPORATION

By:	/s/ John R. Amatangelo	By:	/s/ Thibault Fulconis

Name:	John R. Amatangelo	Name:	Thibault Fulconis

Title:	Executive Vice President and General Manager	Title:	Vice Chair and Finance Head

Date:	June 16, 2011	Date:	June 15, 2011

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT A

SCHEDULE OF DEFINED TERMS

“1999 Agreement”	Has the meaning specified in Section 1.1.

“Account Manager”	Has the meaning specified in Section 3.1.1.

“Additional Volume Fees”	Has the meaning specified in Section 2.1 of Exhibit E (Charges).

“Affiliate”

With respect to any person, means any person or entity directly or indirectly controlling, controlled by or under common control with, such person, control for these purposes being based on beneficial ownership of securities representing 50% or more of the combined voting power of such person’s outstanding securities.

“Average Monthly Fees”	Has the meaning defined in Section 12.4.1.

“Average Monthly Maintenance Amount”	Has the meaning defined in Section 12.4.1.

“Bill of Sale”	Has the meaning defined in Exhibit L (Bill of Sale).

“BOW”	Means Bank of the West as so specified in the preamble of this Agreement.

“Change Control Procedures”	Has the meaning specified in Exhibit F (Management & Control) Section 1.

“Claim”	Has the meaning specified in Section 31.3.

“Client Data”	Has the meaning specified in Section 23.2.

“Client Employee”	Shall mean any employee of the Client.

“Client Notice Early Termination Date”	Has the meaning specified in Section 12.3.1.

02-Exhibit A (Definitions) (6-13-11)

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

“Client Equipment”	Means the Equipment owned, leased or otherwise acquired by Client and utilized by or on behalf of Fidelity to perform Services.

“Client Event of Default”	Has the meaning specified in Section 12.2.1.

“Client Facility”	Means any of those portions of the [****], the Stanwell Facility, or any other site provided by Client and utilized by Fidelity to perform the Services from and after the Effective Date.

“Client Indemnitee”	Has the meaning specified in Section 31.1

“Client Intellectual Property”	Has the meaning specified in Section 8.1.

“Client Licensed Software (Resident Only)”	Means third party vendor software that is licensed and paid for by Client and resides on the mainframe, but for which Fidelity is not responsible for support as listed in Exhibit N (Software List).

“Client Licensed Software (To be Transferred)”

Means third party vendor software that is licensed by the Client, but that the Parties will work to transfer the license to Fidelity in accordance with Section 7.3, as listed in Exhibit N (Software List) and for which Fidelity is responsible for support.

“Client Licensed Software”

Means all Software licensed and paid for by Client and used by or on behalf of Fidelity, in connection with the performance of the Services, including without limitation the Software designated as Client Licensed Software in Exhibit N (Software List).

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

“Client Software”

Means all Software owned or licensed by Client as set forth in Exhibit N (Software List) and used in connection with the performance of the Services as set forth in Exhibit C-1 (Services), including without limitation the Software designated as Client In-House Software, Client Licensed Software, Client Licensed Software (Resident Only), and Client Licensed Software (to be Transferred) until the transfer to Fidelity is complete.

“Client”	Means BancWest Corporation, its subsidiaries, successors and permitted assigns.

“Confidential Information”	Has the meaning specified in Exhibit H (Confidential Information), Section 2.

“Core Accounts”	Has the meaning specified in Exhibit E (Charges), Section 2.1.1 a.

“Core Applications”	Shall be those applications designated as “Core” in the Core/Non-Core column in Exhibit N (Software List).

DataTREEV	Has the meaning specified in Section 5.3.2 of Exhibit D (SLA’s).

“Disaster Recovery Facility”	Shall mean the Client Facility designated as the facility to be used for processing in the event of a disaster. As of the Effective Date, such Disaster Recovery Facility is [****].

“Disaster Recovery Services”	Means the disaster Recovery Services to be performed by or on behalf of Fidelity pursuant to Section 2.5.2, as more fully described in Section 9 of Exhibit C-1 (Services).

“Discretionary S&P Services”	Has the meaning specified in Section 2.3 and as identified by items # 69 through #75 of Section 8 of Exhibit C-1 (Services).

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

“Discretionary Staff’	Means the number of Fidelity resources as specified in Section 1.2.2 of Exhibit E (Charges) to perform the Services identified in items #69 through #75 in Section 8 of Exhibit C-1 (Services).

“DP Services”	Means the Data Processing Services to be performed by or on behalf of Fidelity pursuant to Section 2.1, as more fully described in Exhibit C-1 (Services).

“Early Termination Date”	Has the meaning specified in Section 12.4.1.

“Early Termination Fee”	Has the meaning specified in Section 12.4.1.

“Early Termination Notice”	Has the meaning specified in Section 12.3.1.

“Effective Date”	Means the date so specified in the preamble of this Agreement.

“Equipment”	Means the Client Equipment and the Fidelity Equipment.

“Events of Default”	Has the meaning specified in Section 12.2.1 or 12.2.2.

“Expiration Date”	Has the meaning specified in Section 1.4.

“Facility”	Means any Fidelity Facility or Client Facility.

“FHB”	Means First Hawaiian Bank as so specified in the preamble of this Agreement.

“Fidelity Employee”	Means an employee of Fidelity who is providing Services under this Agreement.

“Fidelity Equipment”	Means the Equipment owned, leased or otherwise acquired by Fidelity or any subcontractor acting on its behalf and utilized by Fidelity to perform Services.

“Fidelity Event of Default”	Has the meaning specified in Section 12.2.2.

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

“Fidelity Facility”	The Fidelity Technology Center, or any successor or alternative location permitted under this Agreement to the extent it is used to provide the Services.

“Fidelity Indemnitee”	Has the meaning specified in Section 31.2

“Fidelity Intellectual Property”	Has the meaning specified in Section 9.1

“Fidelity Licensed Software”	Means Software licensed by Fidelity from third parties, used to provide the Services and paid for by Client or Fidelity as set forth in Exhibit N (Software List).

“Fidelity Maintenance Services”	Means the Services provided by Fidelity as described in items #12 through #16 of Section 2 of Exhibit C-1 (Services).

“Fidelity Software”

Means the Software used by Fidelity, or any subcontractor acting on Fidelity’s behalf, in connection with the performance of the Services, whether owned, licensed, leased or otherwise acquired by Fidelity (or any such subcontractor), including without limitation the Software designated as Fidelity Systematics Software, Fidelity TouchPoint Software, and Fidelity Licensed Software in the Software Category column of Exhibit M (Software).

“Fidelity Systematics Software”	Means the software licensed to Client pursuant to the Systematics Software License Agreement set forth in Exhibit O-1 (Fidelity Systematics Software License).

“Fidelity [****] Services”	Means the services provided by Fidelity as described in Section 5 of Exhibit C-1 (Services) for the [****] hardware listed in Exhibit M (Hardware List).

“Fidelity Technology Center”	Means Fidelity’s current facility located at 4001 Rodney Parham, Little Rock, Arkansas

“Fidelity TouchPoint Software”	shall mean software that is developed by Fidelity and licensed to Client as set forth in Exhibit O-2 (TouchPoint Software).

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

“Fidelity”	Means Fidelity Information Services, LLC, its successors and permitted assigns.

“Indemnified Party”	Has the meaning specified in Section 31.3.

“Indemnifying Party”	Has the meaning specified in Section 31.3.

“Initial Term”	Has the meaning specified in Section 1.1.

“Initial Term Expiration Date”	Has the meaning specified in Section 1.1.

“Losses”

Means losses, liabilities, damages, demands, claims (including without limitation taxes), and costs, payments and expenses (including without limitation all reasonable attorneys’ fees, reasonable costs of investigation, litigation and settlement, interest and any judgements and penalties.

“Mandatory Project Responsibilities”	Has the meaning specified in Section 10.1.

“Mandatory S&P Services”	Has the meaning specified in Section 2.3 and as identified by items # 64 through #68 of Section 8 of Exhibit C-1 (Services).

“Migration Services”	Has the meaning specified in Section 1 of Exhibit K (Migration Services).

“Minimum Staff”	The Resident Staff level specified in Section 1.2.3 of Exhibit E (Charges).

“Non-competitor”

Means a person or entity relative to Fidelity whose primary business is not (a) developing or licensing any computer software product that has functions that are similar to the Fidelity Software, or (b) providing data processing services to financial institutions.

“Non-Core Applications”	Shall be those applications designated as “Non Core” in the Core/Non-Core column of the Software List in Exhibit N (Software List).

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

“Printback Services”	Means the printing services to be performed by or on behalf of Fidelity pursuant to Section 2.2, as more fully described in Exhibit C-2 (Stanwell Printback Services).

“Renewal Term”	Has the meaning specified in Section 1.3.

“Renewal Term Expiration Date”	Has the meaning specified in Section 1.3.

“Resident Staff’’	Has the meaning specified in Section 10.

“S&P Services”	Means the Mandatory S&P Services and the Discretionary S&P Services to be performed by or on behalf of Fidelity pursuant to Section 2.3.

“Security Services”	Means the security services to be performed by or on behalf of Fidelity pursuant to Section 2 or 4.3, as more fully described in Exhibit G (Security).

“Services”

Means the services to be performed by or on behalf of Fidelity for Client under this Agreement, including without limitation, the services as described in Exhibit C-1 (Services) and, until the Printback Termination Date (as defined in Section 1.1 of Exhibit C-2 (Stanwell Printback Services), the Printback Services.

“Software”	Means the Client Software (including without limitation the Client Licensed Software), and the Fidelity Software (including without limitation the Fidelity Licensed Software).

“Specifications”	Means any performance, operational, environmental, security, reliability or other specifications, standards, requirements or parameters applicable to any Service.

“Stacking Services”	Has the meaning specified in Section 4.4 of Exhibit E (Charges).

“Stanwell Facility”	Means Client’s facility located at 2655 Stanwell Drive, Concord, CA.

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

“System”	Means any system comprised in whole or in part of Equipment or Software that is used by or on behalf of Fidelity for the provision of Services pursuant to this Agreement.

“Systematics Software License Agreement”	Means the Systematics Software License Agreement dated as of December 25, 1985 between Client and Fidelity, as amended, and attached as Exhibit O-1 (Systematics Software License Agreement).

“TAMS Amount”	Has the meaning specified in Section 10.1 of Exhibit E (Charges).

“Telecommunications Services”	Means the Telecommunications Services to be performed by or on behalf of Fidelity, as more fully described in Section 7 of Exhibit C-1 (Services).

“Termination Costs”	Has the meaning specified in Section 12.4.3.

“Termination Date”	Means the date so specified in Section 12.1.

“Total Base Volume of Core Accounts”	Has the meaning specified in Section 2.1.1.b of Exhibit E (Charges).

“User Manuals”	Means the user documentation for Fidelity Systematics Software as referenced in Section 6.1.4.

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B

FACILITIES

1.                                      GENERAL

“P” indicates the Party with primary responsibility for the associated task in this Exhibit.

2.                                      FACILITIES

Fidelity and Client shall be responsible for facilities used in the provision of Services as shown below.

	TASK	Fidelity	Client
Client Facilities
1.	Provide maintenance and replacement of PC hardware and software installed and in use by Fidelity personnel in the Client’s [****] facility and/or in support of FHB	P
2.	Provide maintenance and replacement of PC hardware and software installed and in use by Fidelity personnel in support of BOW		P
3.	Provide sufficient physical space for Fidelity staff and equipment for the performance of the services that is consistent with the standards employed by Fidelity for its comparable facilities		P
4.

Supply, at its expense, water, sewer, heat, light, air conditioning, electricity (including such backup and redundancy to electrical supply as Client deems appropriate), janitorial service, security services, office equipment (excluding any computers or computer terminals utilized by any Fidelity Employee except as specified in item #2 above), furniture and fixtures

P
5.	Provide to Fidelity during the Term of this Agreement up to four (4) parking spaces for Fidelity management at Client’s [****] facility at no cost to Fidelity		P
6.	Supply, at its expense, telephone lines, equipment, services and PC/LAN support		P
7.	Provide local and long distance services to Fidelity at Client’s applicable Facility		P
8.	Outfit the Facility so that it is occupant-ready, consistent with the standards employed by Client for its comparable facilities.		P
9.	Provision of building and access control security		P

03-Exhibit B (Facilities) (6-13-11)

B-1

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT C-1

SERVICES

1.                                      GENERAL

“P” indicates the Party with primary responsibility for the associated task in this Exhibit.

2.                                      MAINFRAME OPERATIONS

Fidelity and Client shall be responsible for mainframe operations as shown below.

	TASK	Fidelity	Client
Production Processing Schedules
1.

Define the daily, weekly, quarterly, annual and on demand production schedule in the automated scheduling system which is a scheduling system that maintains a file of information used to automatically schedule all production jobs

P
2.	Request jobs using an operations request system		P
3.	Schedule jobs that are run on request using an operations request system	P
4.	Provide all necessary input for application processing and account maintenance)		P
5.	Provide printed output and optical files using a distribution system	P
6.	Make test regions available as mutually agreed	P
Change Control
7.	Support and maintain a change management tool	P
8.	Setup new applications in a change management tool	P
9.	Migrate application Software from test to production	P
10.	Review changes for adherence to JCL standards	P
Data Security Software
11.	Support and maintain a mainframe security tool	P
12.	Setup new security profiles in a mainframe security tool		P
Equipment Maintenance
13.	Cover all essential Fidelity Equipment with 24 hours per day, 7 days per week on-call maintenance that is provided by fully trained, qualified equipment maintenance vendors	P
14.	Provide maintenance for the mainframe performed by manufacturer certified technicians and/or engineers	P
15.

Escalate to the appropriate maintenance vendor management level whenever total down time or vendor response time exceed the specifications in the applicable maintenance agreement or become chronic maintenance issues

P
16.	Keep hardware requiring firmware upgrades or engineering changes current along the same Software release guidelines as specified in Exhibit F (Management & Control).	P

04-Exhibit C-1 (Services) (6-13-11)

C1-1

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

17.

Maintain an appropriate spare parts inventory accessible on site and/or locally available based on the mean time between failures of particular items of Fidelity Equipment, so as to minimize down-time attributable to predictable failure rates

P

3.                                      PRINT (FHB Only)

Fidelity and Client shall be responsible for print for FHB only as shown below.

	TASK	Fidelity	Client
Output Processing
18.	Separate and distribute output, including bursting and decollation according to the instructions contained on cover pages produced by the relevant Software application	P
19.	Produce and distribute special reports required by Client from time to time in the course of its business on reasonable schedules to be established at such times	P
20.	Assist Client in testing new or modified output from applications or system to ensure the output meets the Client’s specifications as documented in Exhibit D (SLA’s)	P
21.	Reprint reports as requested by Client	P
22.

Collate and sort according to instructions documented in a report distribution system or application documentation, package and deliver to the Client’s Mail and Delivery Department per the above delivery schedules

P
23.	Ensure sufficient inventory of standard paper and special forms are available and deliver it into Fidelity’s print room		P

4.                                      SYSTEMS PROGRAMMING

Fidelity and Client shall be responsible for systems programming as shown below for systems software identified in Exhibit N (Software) as “Systems Software”. All changes shall be implemented in accordance with the Exhibit F (Management & Control).

	TASK	Fidelity	Client
Technical Support for System Software
24.	Provide systems programmers to be technical advisors to the programming staff and operations analysts	P
25.	Establish and modify catalog generations data groups (GDG’s) for production and testing job streams	P
26.	Resolve [****] on-line technical problems	P
27.	Evaluate System performance and perform System tuning functions for optimum response time, balancing and throughput	P
28.	Evaluate, plan, coordinate and implement new system and environmental software releases. Maintain all licensed system and environmental Software	P

C1-2

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

	TASK	Fidelity	Client
at one of the currently supported vendor release levels unless otherwise agreed by Client
29.	Assist in identifying new software that will improve production and testing processing	P
30.	Review on an on-going basis existing Client job control language (JCL) and job streams to recommend changes which will improve system utilization and production schedules	P
31.	Provide training for Fidelity on new system Software releases	P
32.	Perform testing and production processing problem resolution	P
33.	Manage DASD utilization, file placement and allocation.	P
34.	Provide backup and archival of data sufficient for application restarts, to support disaster recovery plans and provide historical data for archival purposes	P
35.	Review production run times for potential improvements	P
Capacity Planning
36.

Provide sufficient information, to the extent practicable, regarding business plans that will have an effect on Equipment and Software requirements to be supplied by Fidelity. Such plans will include, but are not limited to, marketing campaigns on existing products, proposed new products and acquisitions

P
37.	Establish methods and procedures for tracking the capacity of the systems being utilized to provide the Services according to the Performance Specifications specified in Exhibit C (SLA’s)	P
38.	Provide reporting addressing hardware utilization and implications of future plans as identified by the Client	P
39.	Prepare recommendations for the Client’s approval concerning changes which will change Client’s fees	P
40.	Provide adequate computing resources capacity to meet the SLA’s	P
41.	Review capacity plans and recommendations supplied by Fidelity for approval		P

5.                                      [****] (FHB Only)

Fidelity and Client shall be responsible for the [****] as shown below for First Hawaiian Bank.

	TASK	Fidelity	Client
[****] Hardware, Software, and Processing
42.	Obtain the necessary authorizations and authorize Fidelity to provide Fidelity [****] Services under the Agreement		P
43.	Perform [****] Services utilizing the Client owned [****] software in the Client owned [****] operating environment at the [****] as specified in Exhibit M (Hardware List)	P

C1-3

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

	TASK	Fidelity	Client
44.	Maintain and modify the application software by installing new releases, resolving production problems and implementing standard functions and features of the software		P
45.	Pay for Client specific requested changes to application/system Software whether made by Fidelity or by a third party		P
46.	Operate the system according to Client’s documented processes	P
47.	Maintain the operating system software used to provide the Fidelity [****] Services to the Client	P

6.                                      [****] (FHB Only)

Fidelity and Client shall be responsible for the [****] as shown below for First Hawaiian Bank.

	TASK	Fidelity	Client
[****]
48.	Responsible for all Hardware and Software support and associated expenses.		P
49.	Perform Daily Backups of the [****] System Files.	P

7.                                      TELECOMMUNICATIONS

Fidelity and Client shall be responsible for Telecommunications as shown below.

	TASK	Fidelity	Client
Telecommunications Support
50.	Pay for purchase and installation of all Client circuits		P
51.	Have responsibility for all network connectivity		P
52.	Provide point-to-point T-1 telecommunication links for servicing channel extension connectivity to the [****]		P
53.	Provide support for the following communication protocols: Async, Bisync, TCP/IP, SNA	P
54.	Notify Fidelity as new Client sites are added, changed or deleted and coordinate software support for the installation through the normal request process		P
55.	Submit network requests to have Fidelity assign appropriate terminal IDs, TCP/IP addressing, and circuit and polling information.		P
56.

Provide and maintain network documentation that Fidelity controls (e.g. terminal IDs) and other such information it uses to support the network and facilitate maintenance and trouble reporting, escalation and resolution activities (FHB Only)

P
57.	Provide technical assistance for designing new circuits or adding additional	P

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	TASK	Fidelity	Client
drops on existing circuits. (FHB Only)
58.	Advise Client of new technology and services, as available that are designed to enhance or improve the existing [****] mainframe network	P
59.

Provide operational support to Client’s VRU equipment and [****] facility (to include set up and testing of new customers), perform server reboots (when requested), and server tape backups (when scheduled) and facilitate the off-site storage (FHB Only)

P
Telecommunications Monitoring and Other Support Activities (FHB Only)
60.	Provide data communications network availability monitoring services 24 hours per day, 7 days a week	P
61.

Isolate the problem location, initiate problem resolution, escalate for 2nd level troubleshooting, perform final testing to verify resolution and notify client of the resolution promptly upon identifying or being informed of any network problems

P
62.	Dispatch service providers for all data communications lines, routers and terminals as specified by client	P
63.

Assist PC Help Desk Support after normal support hours (Monday-Friday, 7am to 7pm) by providing help with simple PC problems, including resetting user passwords. Refer problem to the FHB PC support personnel on call, if problem cannot be resolved.

P

8.                                      APPLICATION MANAGEMENT

Fidelity and Client shall be responsible for application management as shown below for applications designated in Exhibit N (Software) as “Application” in the Type of Software column. All changes shall be implemented in accordance with the Exhibit F (Management & Control).

	TASK	Fidelity	Client
Mandatory S&P Services
64.	Provide support of the applications Software	P
65.	Correct production processing problems	P
66.	Modify Control Records (BCR) as specified by Client	P
67.	Install “out of the box” Software releases for the Fidelity Software and all vendor provided third party licensed applications software	P
68.	Provide up to [****] hours per year of programming time in accordance with Section 6.1.7 of the Agreement for state and local regulatory changes	P
Discretionary S&P Services
69.	Define and prioritize S&P projects		P
70.	Work on prioritized S&P projects as defined by client	P
71.	Provide technical [****] assistance, if applicable, to Client	P
72.	If applicable, develop [****] reports from time to time, as mutually agreed	P

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	TASK	Fidelity	Client
73.	Manage any third party programming services as required for the discretionary projects	P
74.	Re-apply existing customization to Software releases for Fidelity Software and all vendor provided third party licensed applications software	P
75.	Support State and local regulatory changes exceeding the Mandatory S&P [****] hours per year of programming time referenced in #68 above.	P

9.                                      DISASTER RECOVERY

Fidelity and Client shall be responsible for Disaster Recovery as shown below.

	TASK	Fidelity	Client
Remote Recovery Facility, Hardware, & Software
76.

Provide a remote recovery facility consisting of an adequately engineered physical plan (security, uninterruptible power supply, air conditioning, etc.) capable of sustaining a 24X7X366 operation that can meet all SLA requirements specified in the Agreement

P
77.	Provide and be responsible for all equipment and software necessary to establish, stay compatible with primary site, and sustain a fully operational remote recovery facility		P
78.	Manage all physical aspects of the remote recovery facility		P
79.	Pay for all equipment and software upgrades required to maintain a remote recovery facility environment capable of meeting all SLA requirements specified in the Agreement		P
80.	Create and maintain up-to-date procedures for access, activation and use of the remote recovery facility		P
81.	Design and manage a recovery network between Client Facilities and the remote recovery facility’s local telephone carrier point of presence		P
82.	Supply, configure, support, monitor and maintain all telecommunications equipment at the remote recovery facility		P
83.	Provide remote access equipment at the remote recovery facility where Fidelity requires access to perform the services outlined in this exhibit		P
84.	Notify Client whenever equipment configuration changes are required at the primary production location	P
Disaster Recovery Planning, Testing, Staffing
85.	Create and maintain contingency plans that enable Client to continue to function effectively without mainframe processing services for a period for Twenty-Four (24) hours		P
86.	Maintain copies of source documents entered online, by date entered, for Disaster Recovery backup and testing purposes		P
87.	Create and maintain a contingency plan containing information related to specific user requirements that integrates with Fidelity’s hot-site production environment recovery plan		P

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	TASK	Fidelity	Client
88.	Assist Client’s disaster recovery exercise project leader in the development of a detail exercise project plan and participate in project team meetings when requested	P
89.

Activate the [****] environment at the remote recovery facility during recovery exercises and in the event the remote recovery facility is activated as the primary production location. The [****] environment includes all subsystems ([****], etc.)

P
90.	Restore and make available online systems at the remote recovery facility during recovery exercises	P
91.	Reestablish batch processing at the remote recovery facility during recovery exercise	P
92.	Provide on-site staff at the remote recovery facility on a 24X7X366 basis to respond to all hardware problems detected and coordinate the work of hardware vendors addressing problems.		P
93.	Make onsite staff at the remote recovery facility available to assist hardware vendors when making physical hardware changes or implementing firmware (microcode) changes		P
94.

Operate peripheral equipment (mainframe printers, tape drives, etc.) during periodic disaster recovery tests and in the event, it is necessary to activate the remote recovery facility as the primary production location

P
95.	Provide technical support to the Client’s staff at the remote recovery facility during recovery exercises and in the event the remote recovery facility is activated as the primary production location	P
Disaster Recovery Other Activities
96.	Monitor on a 24X7X366 basis the availability and proper functioning of high-speed communications links between the primary production location and the remote recovery facility.		P
97.	Contact communications vendors to report any problems encountered with these high-speed links, and coordinate service activity to ensure restoration of those links in a timely manner		P
98.	Notify Fidelity Operations Management of all problems encountered		P
99.	Create and initiate transmission of mirrored copies of the current [****] system environment and application data sets for backup and recovery purposes	P
100.	Ensure that the network and remote DASD sub-system are available for the transmission of the mirrored copies of the current [****] system environment		P
101.

Client will keep in contact with hardware vendor for firmware or microcode changes required for all hardware located at the remote recovery facility. Client will notify Fidelity about these firmware or microcode changes.

P
102.	Review all firmware or microcode changes prior to implementation at the remote recovery facility	P
103.	Coordinate the implementation of these firmware or microcode changes with hardware vendors and the Client’s staff at the remote recovery facility	P

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	TASK	Fidelity	Client
104.	Working with individual vendors, perform validation tasks to ensure proper functioning of the floor systems following the implementation of firmware or microcode updates	P
105.	Implement all changes to this environment in a fashion which will allow the change to be reverted to the previous configuration, if necessary	P
106.	Document and maintain a formal validation process for non-production floor systems )	P
107.

Validate all components of the “non-production” floor systems are fully operational on a 24x7x366 basis and conform to the [****] Capacity Backup Program and conduct tests of these components periodically

P
108.	IPL “non-production” floor systems at the remote recovery facility on a weekly rotation basis	P
109.

Test the availability and proper configuration of the remote recovery facility equipment as part of this weekly IPL process, such tests to consist of entering console commands to verify devices are defined proper (test for existence) as well as running a series of automated tasks to determine proper connectivity (test ability to perform input/output operations

P
110.	Develop, document and maintain the file mirroring process established between the primary production location and the remote recovery facility	P
111.	Monitor mirroring environment on a 24X7X366 basis to ensure information is being replicated to the remote recovery facility in a timely manner	P
In the Event of a Declaration of Disaster
112.	Assume responsibility for declaring a “Disaster” condition and communicating that declaration to Fidelity senior management		P
113.	Designate a Client recovery liaison and alternate to facilitate communications during recovery exercises and in the event the remote recovery facility is activated as the primary production location		P
114.	Designate a Fidelity recovery liaison and alternate to facilitate communications during recovery exercises and in the event the remote recovery facility is activated as the primary production location	P
115.	Reestablish batch and online processing at the remote recovery facility during a declared Disaster	P
116.	Provide periodic Client processing status updates during a declared Disaster no more than four (4) hours apart		P
117.	Provide periodic Fidelity processing status updates during a declared Disaster no more than four (4) hours apart	P
118.	Restore and make available online systems at the remote recovery facility in the event the remote recovery facility is activated as the primary production location	P
119.	Reestablish batch processing at the remote recovery facility in the event the remote recovery facility is activated as the primary production location	P

C1-8

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EXHIBIT C-2

STANWELL PRINTBACK SERVICES

1.                                      Printback Services

1.1                               Fidelity shall perform the Printback Services as performed immediately prior to the Effective Date at the Stanwell Facility utilizing the Equipment and Software specified below until the earlier of (a) ninety (90) days after receiving written notification that Client shall no longer need Fidelity to provide Printback Services or (b) December 31, 2011 (‘‘Printback Termination Date”), provided, however, that upon Client’s request, Fidelity shall maintain the Equipment and Software specified below for an additional period of thirty (30) days after receiving such notification from Client, such additional period shall not extend past December 31, 2011.

1.2                               There shall be no Monthly Base Processing fee decreased when this service is terminated.

1.3                               Hardware

The current type of hardware for the Stanwell Printback Facility is as follows:

(2) Xerox 4635 with controllers

(1) 6262 impact printer - IBM

(1) Brocade channel extender -

(1) Table top burster - V415 Duplo Cut Sheet burster

(1) Stand alone burster - Standard Register/Pitney Bowes 3000 burster

(1) Shrink wrap machine - Sargent L - sealer

(1) Strapping machine -Ty Tech Strapper

(2) 3490E IBM cartridge drives and controller

1.4                               Software

Software required to support the Stanwell Printback Facility is included in Exhibit N (Software List).

1.5                               Processing Schedule

1.5.1                     Reports

a.                                      The printed reports to be generated as part of the Services are to be distributed according to the instructions contained on cover pages produced by the relevant Software application. The report pages

05-Exhibit C-2 (Stanwell Print Svcs) (6-13-11)

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behind the cover page are to be produced by one or more of the production systems.

b.                                      Except as provided in Section 1.5.2 of this Exhibit, daily and weekly printed reports and forms are to be available for distribution to branch offices and other Client locations no later than 0600 hours every Monday through Saturday. (Pacific time)

c.                                       Monthly printed reports are to be available the next business day following a month end at a mutually agreeable time. (Pacific time) Saturday is considered as a business day for the purpose of delivery of such reports.

1.5.2                     Exception Schedules

The printed reports listed will be produced, distributed and made available according to the schedules set forth below (Pacific time). In addition, Fidelity shall produce and distribute special reports required by Client from time to time in the course of its business on reasonable schedules to be established at such times.

a.                                      Monthly FC reports due out by 09:30 of the next business day.

b.                                      Quarterly Savings and Certificate of Deposit statements completed by 14:00 on the second business day following each quarter-end.

c.                                       5498 Tax forms due out May 31 each year.

d.                                      Other year-end customer statements and notifications from Installment Credit, Commercial Loans, and Savings/Time, applications are to be out by the fifth business day after Client’s scheduled year-end or as otherwise mutually agreed by Client and Fidelity.

e.                                       Other notices and letters, including Flood, Adjustment, Home Equity Lines of Credit, Deposit, and others currently provided by Fidelity per Client’s scheduled request which has been provided to Fidelity in advance.

1.5.3                     Test Output

Assist Client in testing new or modified output from applications or system to ensure the output meets the Client’s specifications as documented in Exhibit F (Management and Control).

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1.5.4                     Report Reprints

When requested by Client, Fidelity will reprint reports.

1.5.5                     Collation and Distribution

All printed reports (burst and trimmed) shall be collated and sorted by Client cost center according to instructions, documented in application documentation, and packaged and delivered to the BOW Mail and Delivery Department per the above delivery schedules.

1.6                               Stanwell Printback Facility Support

1.6.1                     Client Responsibilities

a.                                      Client is responsible for preparing requests for distribution additions, deletions and changes for all reports.

1.6.2                     Fidelity Responsibilities

a.                                      Fidelity is responsible for updating documentation within two weeks of the end of the week the request was made.

b.                                      Fidelity is responsible for providing documentation on reports to facilitate Client research and user support.

c.                                       Fidelity shall manage the channel extension equipment that is used to establish telecommunications connectivity between the backbone network and the IBM hardware and software environment at the Stanwell Facility.

2.0                               Excess Print Fees. Print images covered at the Stanwell Facility are 1,500,000 per month. Excess image charges above the allowance set forth in this Section 2.0 will be billed on a pass-through basis.

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EXHIBIT D

SERVICE LEVEL AGREEMENTS (SLAs)

1.                                      Performance Failure

In the event the average performance of a given month falls [****]% below (e.g. [****]% standard becomes [****]%) the monthly target objectives, Fidelity agrees to make the appropriate people/technology investment to resolve the performance issues to the Client’s satisfaction, immediately, which subject to the next sentence shall be Client’s sole and exclusive remedies for any failure by Fidelity to achieve the below performance standards. In the event that Fidelity does not satisfactorily resolve the performance issues may result in breach of the contract as outlined in Section 12.2.2.

Both parties agree that breach and termination should only be considered under the most adverse situations, and that the preferred course of action would be for Fidelity to correct the problem and take steps to minimize that problem’s reoccurrence. Should repetitive performance problems persist, Fidelity and Client agree to discuss the reasons therefor and mutually recognize that the continuance of performance below stated standards may lead to an agreement between the Client and Fidelity that credits are due the bank to compensate for Fidelity’s lack of performance only. Client agrees that Fidelity shall not be held liable for Client’s loss of revenue or loss of business.

2.                                      Methodology for Calculation

The response time percentages for [****] are from the standard monthly report which summarizes the internal response time by region.

3.                                      Modifications to Operational and Performance Standards

Fidelity and Client will periodically review the current SLAs, and modify the same as required to adequately support the Client’s business requirements. All such subsequent SLA changes will be documented and incorporated into the Management Reporting documents as specified in Exhibit F (Management & Control) and shall be deemed to be incorporated by reference herein.

4.                                      Bank of the West

All times referenced for Client are in Pacific Time unless otherwise noted.

The performance Specifications applicable to DP Services, Printback Services and Telecommunications Services shall be as noted below.

06-Exhibit D (SLAs) (6-13-11)

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4.1                               The following performance specifications are the scheduled target objectives that Fidelity will strive to attain and exceed.

4.1.1                     Transmission for Client [****] system by [****] Tuesday through Saturday from the [****] System to the [****] PC.

	Monthly		Quarterly		Annually
Requirement	[****]	%	[****]	%	[****]	%

4.1.2                     Cash Management and data file transmission by [****] Tuesday through Saturday.

	Monthly		Quarterly		Annually
Requirement	[****]	%	[****]	%	[****]	%

4.1.3                     [****] Internal Response Time.

a.                                      The [****] Internal Response Time for the Production environment will average less than less than [****] for all online transactions.

b.                                      Availability of Production Regions.

	Monthly		Quarterly		Annually
Requirement	[****]	%	[****]	%	[****]	%

c.                                       [****] System “Production Window”, defined as the elapsed time between when all required batch input files are available to Fidelity and signed off by Client and the Core Application [****] files are open for Client access, shall be less than [****] hours. All Non-Core Applications will be available within [****] hours, except for when Client runs its general ledger monthly reporting. These [****] and [****] hour windows are subject to Client transmitting to Fidelity all required input batch files and signing off by Client by [****] am Tuesday through Thursday and by [****] am Monday and Friday and subject to Client providing to Fidelity the early loan transmission by [****] pm Monday through Friday. In the event that Client does not submit and provide its sign off with respect to all required batch input files to Fidelity as set forth in the

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previous sentence on any given day, Fidelity shall be relieved of its obligation to open the systems within the timeframes set forth in this Section 4.l.3(c) on that day.

	Monthly		Quarterly		Annually
Requirement	[****]	%	[****]	%	[****]	%

5.                                      First Hawaiian Bank

5.1                               All times referenced are in Hawaiian Time unless otherwise noted. The times listed in this Exhibit are the current objectives that the IT department strives to attain.

5.2                               Input from Client.

Transmission of all daily transit activity (last release) from all Client branches and other locations are as follows:

Branch Location	Day	End Time
Hawaii	Monday – Thursday	[****]
Hawaii	Friday	[****]
Guam/Saipan	Monday – Thursday	[****]
Guam/Saipan	Friday	[****]

5.3                               Report Output to Client.

The following schedule is dependent upon timely receipt of Client’s input, however, in the event that Client requests a delay in the initiation of processing on any given day, Fidelity will honor the Client’s request without incurring adverse effect to meeting its operational and performance specifications on that day.

5.3.1                     Daily Reports.

Monday — Friday Processing:

All critical daily deposit and loan reports will have [****] availability by [****] local time for courier dispatch. Friday night’s output will be available for courier dispatch on Monday mornings.

5.3.2                     Optical Viewing.

The Optical Viewing System (DataTREEV) for FHB will be made available [****] to [****].

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5.3.3                     Statements.

Output will be available in Client’s print queue by [****] local time ([****] at End of Month) of the next business day following the appropriate production period.

5.3.4                     Weekly, Monthly, Quarterly and Stand-Alone Special Reports.

Reports will be made available within a mutually agreeable time frame.

5.3.5                     Annual Reports

Annual reports will be made available within a mutually agreeable time frame.

5.3.6                     Saturday Processing

Fidelity will occasionally schedule system maintenance on Saturday night. Client shall be notified in advance of the dates upon which the maintenance shall occur.

5.4.                            On-Line Hours.

5.4.1                     Branch Online Availability (access to Deposit, Loan & Customer Applications)

Branch Location	Mon		Tue		Wed		Thu		Fri		Sat	Sun
Hawaii	[****]		[****]		[****]		[****]		[****]		[****]	[****]
Guam/Saipan	[****]	*	[****]	*	[****]	*	[****]	*	[****]	*	[****]	[****]	*

* indicates the next morning

5.4.2                     Availability of Production Regions.

	Monthly		Quarterly		Annually
Requirement	[****]	%	[****]	%	[****]	%

5.5                               [****] Internal Response Times.

The [****] internal response time for the production environment will average less than [****] for all transactions.

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EXHIBIT E

CHARGES

A.                                    Fee Schedule

In addition to the fees set forth in other portions of the Agreement, during the term of the Agreement, the fees payable by Client in respect of the Services are set forth in this Exhibit.

1.                                      Base Monthly Processing Fees

1.1                               BancWest agrees to pay [****] dollars ($[****]) on a monthly basis for base services (“Base Monthly Processing Fee”) subject to Section 7 below of this Exhibit E (Charges).

1.2                               Included in Base Monthly Fee

1.2.1                     Services. The Base Monthly Processing Fee shall include the Services as set forth in Exhibits C-l(Services) and C-2 (Printback Services).

1.2.2                     Resident Staff. Fidelity agrees to provide, in consideration for the fees payable under this Exhibit E (Fees), the following Resident Staff (not including Senior Account Manager and Account Manager(s)) during the term of this Agreement:

	BOW		FHB		Total
Technical Support Staff	[****]		[****]	*	[****]
Minimum S&P Staff	[****]	**	[****]	**	[****]
Discretionary Staff	[****]		[****]		[****]
Total Resident Staff	[****]		[****]		[****]

* [****] of these staff are shared between BOW and FHB.

**Includes [****] administrative assistants

1.2.3                     Minimum Staff. The “Technical Support Staff” and the “Minimum S&P Staff” are combined to equal the “Minimum Staff” described in Section 10.1 of the Agreement.

07-Exhibit E (Charges) (6-13-11)

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1.3                               Permanent Resident Staff Increases

1.3.1                     Should Client approve an increase in Resident Staff to support Client approved projects, the Monthly Staff Increase Fee is set forth in the table below for such staff increases.

Monthly Staff Increase Fee
Mainframe Developer/BA	$	[****]
Mainframe Sr. Developer/BA	$	[****]
Client Server Developer/BA	$	[****]
Sr. Client Server Developer/BA	$	[****]
Programming/Project Manager	$	[****]

1.3.2                     The Monthly Staff Increase Fee are subject to the annual CPI increase as set forth below in Section 7 of this Exhibit E (Charges).

1.3.3                     FIS will make additions to staff that are at a skill level consistent with the Client project requirement.

1.4                               Reductions in Resident Staff.

1.4.1                     In the event that Client reduces the Resident Staff below the level of the Total Resident Staff as set forth above during the term of this Agreement then Client shall, with not less than thirty (30) days prior written notice, receive a corresponding reduction in the Monthly Base Processing Fee as set forth in the table immediately below:

Monthly Staff Credit
Mainframe Developer/BA	$	[****]
Mainframe Sr. Developer/BA	$	[****]
Client Server Developer/BA	$	[****]
Sr. Client Server Developer/BA	$	[****]
Programming/Project Manager	$	[****]

1.4.2                     The cost of the staff decreases are subject to cumulative annual increases from the Effective Date in conjunction with the annual CPI increase as set forth below in Section 7 of this Exhibit E (Fees).

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2.                                      Additional Volume Fees

2.1                               In addition to Base Monthly Fee, Client shall pay additional volume charges (“Additional Volume Charges”) determined in accordance with the following sections and subject to Section 7 below of this Exhibit E (Charges).

2.1.1                     Increases in Core Application Account Volumes

The fees set forth in Section 1 shall include processing the applications listed in Exhibit N (Software) and core account volumes set forth below. Client will pay Fidelity for additional volumes of work processed in accordance with this Section 2. Increased volume may result from internal growth, mergers or acquisitions, or a combination thereof.

a.                                      Definitions

As used herein, the term “Core Accounts” shall mean the number of open, active, closed and dormant accounts on the Client’s master files, with respect to any month, with respect to the applications listed in Section 2.1.1 b on the last business day of such month.

b.                                      Base Core Account Volumes

Records	Accounts
Interpose Customer Records
Deposit Account Records (IMPACS and Savings)
Consumer Loan Account Records
Commercial Loan Account Records (notes)
Real Estate Loan Account Records
TOTAL BASE VOLUME OF CORE ACCOUNTS	[****]

c.                                       Additional Volume Charges

i.                                          If the sum of the Client’s Core Accounts in any month exceeds the Total Base Volume of Core Accounts specified in Section 2.1.1 b, Client will pay Fidelity an additional monthly fee based on the following schedule:

Core Accounts	Additional Monthly Fees
[****]	[****]
[****]	$ [****]
[****]	$ [****]
[****]	$ [****]

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[****]	$ [****]
[****] and above	$ per account to be negotiated

ii.                                       For example, if Client’s Core Accounts equals [****], Client will pay Fidelity an additional monthly fee of $[****] representing $[****] plus $[****].

iii.                                    If factual volume is less than the Total Base Volume of Core Accounts, no additional volume charge will be payable; no shortfall shall be cumulative; nor shall any credit apply to any other charge under this Agreement.

iv.                                   No increase in account volume or activity with respect to any existing application other than a Core Account (specified in Section 2.1.1 b above) shall give rise to an additional volume charge.

v.                                      The foregoing additional volume charge is intended to cover both internal growth and acquisitions which cumulatively do not result in volumes of Core Accounts in excess of [****] above Base Volume of Core Accounts specified above. If actual volumes of Core Accounts exceeds [****], Fidelity and Client will promptly negotiate in good faith to establish a base charge or revised additional volume charge, as appropriate.

vi.                                   Additional volume charges cover processing charges that may increase due to normal growth or acquisition by Client, subject to clause (v) above. If requested by Client, Fidelity will provide conversion assistance related to such an acquisition pursuant to Section 20 of the Agreement. Additional volume charges do not cover fees or expenses, if any, which may be applicable to such assistance.

3.                                      Additional Fees

3.1                               Report Volumes

Fidelity will add or delete from the current reports at Client’s request, or change the frequency of their preparation. If the cumulative effect of changes in requested reports requires ongoing personnel and/or computer equipment in excess of that required without such changes, Fidelity agrees to notify Client and prepare a

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justification and price quotation, based upon the costs of such additional computer equipment and/or personnel. Upon receipt of authorization from Client in writing, Fidelity will immediately proceed to acquire such additional personnel and/or equipment and prepare and deliver all such reports.

3.2                               DASD Capacity

If Client wishes to make a material change in the length of data records or in the amount or kinds of data available in on-line data files, Fidelity will provide a written justification and quotation of the cost to Client of additional DASD capacity to support such change(s). If approved by Client, Fidelity will acquire the additional DASD capacity and the appropriate adjustment will be made to the fees reflected in Section 1 of this Exhibit E (Fees).

3.3                               Processing Frequency

If requested by Client, Fidelity agrees to process and update Client’s data more frequently than currently processed or to extend such on-line Service hours for an additional charge and upon terms and conditions mutually agreeable to Client and Fidelity.

3.4                               Software Licenses and Maintenance

3.4.1                     Except as specifically set forth in this Agreement, Client will provide licenses and maintenance contracts, if desired, for all non-mainframe Software used by the Client

3.4.2                     Client will be financially responsible for licenses and maintenance contracts for the Software listed in Exhibit N (Software) where “Invoiced Paid by” column contains “Client” or “Invoiced Separately by Fidelity to Client”.

3.4.3                     TouchPoint. The fees for TouchPoint shall be as set forth in Exhibit O-2 (Fidelity TouchPoint Software License).

3.4.4                     [****]. The maintenance fee will be [****] dollars ($[****]) and will be payable on an annual basis beginning on September 28, 2011. The annual maintenance fee will be subject to increase, which will be based on the combination of the published annualized Consumer Price Index and the exchange rate between the U.S. and Canadian Dollars. Such increase shall not exceed [****] percent ([****]%) of the current service. Any increase over [****] percent ([****]%) would be driven by significant influences on the economic and business environment and will require prior written

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approval by both parties. Any other changes to the rate must be mutually agreed upon by both parties via written document.

3.4.5                     [****] Software.

a.                                      The Monthly Base Processing Fee includes [****] usage license at the [****] Machine Service Unit (“MSU”) level. Fidelity shall invoice on a pass through basis and Client shall pay for all fees beyond the [****] MSU level.

b.                                      In the event that the Fidelity Systematics Software migrates to the [****] platform, Fidelity shall be responsible for any such increase to [****] costs as required by Fidelity to provide the Services to Client under this Agreement.

3.4.6                     [****]. Fidelity shall invoice for [****] maintenance on an annual basis and Client shall pay [****] dollars and [****] cents ($[****]) for [****] seats at $[****] per seat on an annual basis subject to Section 7 below of this Exhibit E (Charges).

3.4.7                     UltraQuest. The fees for UltraQuest shall be as set forth in Exhibit P-2 (UltraQuest Sub-License).

3.4.8                     [****] Maintenance.

a.                                      BancWest for [****] FTP Clients (FHB). Fidelity shall invoice BancWest for [****] FTP Clients (FHB) maintenance on a pass-through basis.

b.                                      Other [****] Products. Fidelity shall invoice BancWest $[****] for maintenance on the [****] (for BOW Hot Standby) on an annual basis. Such fee includes $[****] for BOW and $[****] for FHB.

c.                                       Client shall pay such fees subject to Section 7 below of this Exhibit E (Charges).

3.5                               [****] Support

3.5.l                        [****] Software & Hardware

Client will provide licenses and maintenance contracts for the [****] Software and hardware and hardware maintenance required to provide the Services listed in Section 5 of Exhibit C-1 (Services).

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4.                                      Other Financial Responsibility

4.1                               Financial Responsibility Matrix

FUNCTION	FINANCIAL RESPONSIBILITY
	CLIENT	Fidelity
Input Processing
Personal computers used by other than Fidelity	X
Transmission hardware for Client customers	X
Tapes for production/text	X
Output Processing
Microfiche Supplies	X
Stock paper	X
Special forms and notices	X
Laser or printer consumables		X
Laser usage charges		X
Telecommunications
T-1, between Centers	X
Local network to Client Sites	X
Diagnostic equipment maint.	X
[****] MUX in KIC	X
[****] MUX in KIC	X
Master Modems in KIC	X
Modems in Client locations	X

4.2                               Print images covered at the [****] facility are [****] per month. Excess image charges above the allowance set forth in this Section 4.2 will be billed on a pass-through basis.

4.3                               In the event that Client adds any third party applications or any additional Fidelity applications or makes any changes that affects the scope or functionality of the Services to this Agreement, Client shall provide Fidelity prior written notice of the application or such change(s) that affects the Services and Fidelity shall provide Client with a written proposal for any new charges related to such application or such change(s) that affects the Services. Fidelity shall not have any obligation to provide such new applications and/or related services or make such change(s) that affects the Services until such time as Client and Fidelity agree in writing in the form of an amendment to this Agreement regarding any additional charges and the related applications or such change(s) that affects the Services and terms therefor.

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4.4                               In the event that Client has a business change, which in the reasonable opinion of Fidelity and Client, requires Fidelity to provide additional “Stacking Services” for the mainframe application, then the parties acknowledge and agree that such services may be considered discretionary and Fidelity and Client shall meet in good faith to discuss and negotiate the Stacking Services and any additional terms and conditions that may be required. For purposes of this Agreement Stacking Services shall mean dividing Client’s core accounts to be processed by Fidelity in more than one (1) batch processing cycle. Fidelity shall not have any obligation to provide the Stacking Services until such time as Client and Fidelity agree in writing in the form of an amendment to this Agreement regarding the Stacking Services.

5.                                      Fidelity Hourly Rates

5.1.                            The following hourly rates are currently in effect.

	Regular Hourly Rate Per Person		Minimum Billable Increment Per Person
Developer/Client Server Developer/BA	$	[****]	[****] Hours
Sr. Developer/Sr. Client Server Developer/BA/Programming/ Project Management	$	[****]	[****] Hours

5.2.                            The Fidelity hourly rates may be changed by Fidelity upon written notice to Client not more often than once during each twelve (12) month period by an amount determined in accordance with Section 7 of this Exhibit and in conjunction with the annual CPI increase as set forth below in Section 7 of this Exhibit E (Charges).

5.3.                            Fidelity’s Hourly Rates for programing include all related computer time required for program testing.

5.4.                            Overtime rates are only applicable, if and to the extent, Fidelity will incur overtime expense.

5.5.                            Fidelity fees are computed by multiplying the actual personnel hours expended on Client’s project(s) including one-way travel time to or from Client location(s).

5.6.                            Fidelity will inform Client, in advance, if overtime or travel and lodging expense is anticipated to be incurred and follow the guidelines listed in this Section 5.5 of this Exhibit.

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5.6.1                     Reimbursable Expenses.  Expenses incurred by Fidelity Employees traveling on business related to this Agreement shall be reimbursable provided such expenses are:

a.                                      Approved by authorized Fidelity manager

b.                                      Consistent with the purpose of the trip

c.                                       Substantiated by adequate records

d.                                      Reported on a timely basis

e.                                       Comply with the guidelines set forth in Section 5.6.2 below

5.6.2                     Expense Guidelines

a.                                      Meals and tips are reimbursable only if the following conditions are met or otherwise as mutually agreed by Client and Fidelity in writing:

i.                                          Must be directly related to the purpose of the trip

ii.                                       Must not exceed $[****] per day per person

iii.                                    Meals and beverage costs in excess of $[****] for a single meal must be supported by restaurant receipt

b.                                      Air travel reimbursement will be limited to best available [****] fare with fourteen (14) day advance price unless approved by authorized manager.

c.                                       Lodging will be reimbursed up to a maximum of $[****] per night. Where Client-arranged corporate rates are available, Fidelity will attempt to use them.

d.                                      Car rental will be reimbursed for standard compact or alternate, as appropriate. Efforts will be made, when possible, to enter into longterm rental car arrangements and share rental cars amongst Fidelity staff in order to reduce the overall cost to Client.

e.                                       One paid trip home for each two weeks of such trip for business trips in excess of two consecutive weeks.

f.                                        Amount in this Section 5.6.2 will be reviewed by the Parties at the end of years 3 and 5 to determine whether changes are warranted.

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6.                                      Reserved

7.                                      CPI Adjustment for Inflation

The fees and prices shown in the Agreement will be increased but not decreased, based on the effects of inflation, in accordance with the provisions of this Section 7. Effective with the monthly billing for the thirteenth (13th) contract month following the Effective Date, and annually thereafter, such fees and prices for the following annual period will be adjusted using the Consumer Price Index for All Urban Consumers - All Items (the “CPIU”) and the Employment Cost Index for Professional, Specialty and Technical Occupations (“ECI”) as published by the U.S. Department of Labor, Bureau of Labor Statistics. The percentage increase in the CPI-U and ECI used in computing the inflation adjustments that is to become effective with the thirteenth (13th) month shall be the average of the percentage increases in the CPI-U and ECI over the one-year period ending with the eleventh (11th) contract month. The percentage increase in the indexes used in computing the inflation adjustments that are to become effective in subsequent annual periods shall be the percentage increase for the corresponding twelve (12) month periods commencing with the eleventh (11th), twenty-third (23rd), thirty-fifth (35th), etc. contract months following the Effective Date. In no event shall [****] pursuant to this Section [****].

8.                                      Technology Savings for Client

Fidelity shall keep the equipment, Fidelity Software and other technologies provided by Fidelity in performing the Services current, in so far as such technologies are in general use within the financial institution industry, as jointly agreed with Client. Client will be afforded an opportunity to receive any available benefits of such upgrades in technology (through increases in efficiency, productivity or otherwise) at no additional charges payable to Fidelity, except to the extent that Fidelity incurs additional costs in procuring such technology by means of hardware, equipment or Third-Party Software. Fidelity shall proactively seek out and survey key suppliers to identify advances or changes in technology affecting the Services that are appropriate and beneficial to Client.

9.                                      Interest on Late Payments

9.1                               Unless Client, in good faith, disputes an invoiced amount in accordance with the process described in Section 16.3, Client will pay each invoice in accordance with Section 16 of the Agreement.

9.2                               In the event Client fails to pay any invoiced amount not disputed in accordance with Section 16.3 within thirty (30) days after receipt of such invoice by Client, Client shall pay Fidelity interest on such invoiced amount at a rate equal to the lesser of the prime rate as generally published by Client and the highest rate

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allowed by law from fifteen (15) days past the original due date until such invoiced amount is paid to Fidelity. If a disputed amount is resolved in Fidelity’s favor, the Client shall pay such interest on such amount from fifteen (15) days past the original due date until such amount is paid to Fidelity.

10.                               Committed Spend

10.1                        Client shall spend [****] dollars ($[****]) during the Initial Term of the Agreement on Fidelity Systematics and/or TouchPoint professional services, additions to the Resident Staff to support Client as set forth in Section 1.3 of this Exhibit E (Charges), or on license fees for new software that is part of the Systematics suite, excluding any software as set forth in Exhibit N (Software List) as amended through the Term of the Agreement (“TAMS Amount”).

10.2                        In the event that the Initial Term expires, the Client terminates the Agreement before fulfilling its obligations under Section 10.1 of this Exhibit E for a reason other than a Fidelity Event of Default under Section 12.2.2 of the Agreement, or the Agreement is terminated by Fidelity under Section 12.1 of the Agreement, the remaining portion of the TAMS Amount that has not been paid to Fidelity shall be due and payable in full along with early termination fees, if any, as set forth in Section 12.4 of the Agreement.

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EXHIBIT F

MANAGEMENT AND CONTROL

1.                                      Change Control Procedures

1.1                               The Change Control Procedures shall provide, at a minimum, as follows:

1.1.1                     Authorized Individuals; Change Requests

Each party will provide to the other a list of persons authorized to request modifications and approve modifications requested by the other party. Any modification requested by a party shall be submitted to the other party in writing and signed by one of such party’s authorized persons.

1.1.2                     Subject to Section 1.1.5 Fidelity will not, without first obtaining approval from Client, (i) make any change to, or affecting the functionality or performance of, any Applications Software, (ii) make any material change to the Services or (iii) except as provided for elsewhere in this Agreement, install or otherwise make available to end users any software, including without limitation end-user development tools, programming languages, applications enablers, and ready-to-use applications.

1.1.3                     All changes in the Fidelity Software, Fidelity Licensed Software, Client Licensed Software, environmental Software or systems Software will be made in a controlled and documented manner.

1.1.4                     Unless otherwise expressly agreed to by Client, the implementation of changes shall not relieve Fidelity of any of its obligations under this Agreement.

1.1.5                     Fidelity will prepare a look ahead schedule for ongoing and planned mainframe changes. The status of charges will be monitored and tracked against such look ahead schedule.

1.1.6                     Fidelity will document and provide to Client designated person(s), upon written request, a notification of all changes that affect the Services or changes to systems or applications Software performed for emergency purposes as soon as possible, and in any event, by 09:00 a.m. Pacific Time or 09:00 a.m. Hawaii Time of the processing day affected by such a change. Such notification will describe how such changes are expected to affect such time.

08-Exhibit F (Mgmt — Cntl) (6-13-11)

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1.1.7                     Fidelity will not, unless approved in advance by Client, install or use any Fidelity applications Software that is not a commercially available product to support Client’s business.

1.2                               The Parties shall use the Change Control Procedures in effect on the Effective Date.

2.                                      Project Methodology

The Parties shall use the Fidelity standard project methodology in effect on the Effective Date. Such methodology shall include, but not be limited to, the following:

2.1                               Roles and Responsibilities of Client and Fidelity

2.2                               Program and Technical design and development

2.3                               Unit, Systems and Acceptance testing

2.4                               Software maintenance

3.                                      Efficient Use of Resources

Subject to the Change Control Procedures, Fidelity shall within Fidelity’s control, without an increase in charges to Client, take all actions that a reasonable data center manager would take, if it were providing the Services for its own benefit, to efficiently use the system resources that will be chargeable to Client under this Agreement and maintain performance standards including, but not limited to,

3.1                               delaying the performance of non-critical functions within established limits,

3.2                               tuning or optimizing the systems Software used to perform the Services, including without limitation optimizing the management of DASD, and

3.3                               tuning or optimizing applications Software.

4.                                      Technical Advancements

4.1                               Industry Standard Hardware and Software

Throughout the term Fidelity shall, in cooperation with Client and without an increase in charges to Client, take all actions that a reasonable data center manager would take if it were providing the Services for its own benefit to plan and implement hardware and systems software platforms in accordance with then current industry standard to be used to perform the Services. Fidelity will take

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reasonable steps to perform the Services and to inform Client of the long range plans that it recommends for changing the hardware and software platforms used to perform the Services.

4.2                               Release Levels - Systems Software

Fidelity will, without an increase in charges to Client, maintain reasonable currency for releases and versions of systems Software, to the extent a reasonable data center manager would provide for such currency in accordance with industry accepted standards.

5.                                      Management Reports

5.1                               Fidelity will provide to Client a monthly performance report, in a form and with content mutually established by the parties, documenting Fidelity’s performance with respect to the performance Specification set forth in Exhibit D (SLAs). In addition, Fidelity will provide Client with such documentation and other information as may be reasonably requested by Client from time to time in order to verify that Fidelity’s performance of the Services is in compliance with the applicable performance Specification.

5.2                               Fidelity will provide, by the 15th of each month, client monthly host reports to include (without limitation) internal [****] response time measurements for the identified transaction groups, transaction volumes, problem logs, downtime, and other relevant information to enable Client to track monthly performance and determine conformity with established performance Specification.

6.                                      Management Meeting

The purpose of these meetings is to ensure that the Services provided under the Agreement are consistent with and applicable to the requirements and special needs of the Client. The parties mutually understand and agree that these meetings shall not and are not intended to preclude or deny Fidelity the sole right to control and direct the employment of its employees in the providing of the Services required under this Agreement. The frequency, participants, agenda, and location of such meetings shall be as mutually agreed by the Parties.

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EXHIBIT G

SECURITY

1.                                      Security Responsibilities

The following sets forth the parties’ respective information security responsibilities:

1.1                               Client

1.1.1                     Responsibility for reviewing, approving and implementing [****] access requests for all Client and Fidelity staff having remote terminal access to the [****] mainframe.

1.1.2                     Responsibility for monitoring users to Client Data resident on the mainframe systems.

1.1.3                     Responsibility for defining user profiles for [****] access requests.

1.1.4                     Responsibility for performing a review of security software administration procedures as performed by Fidelity.

1.1.5                     Client is financially responsible for physical security in Client Facilities.

1.1.6                     Organization and administration of physical security and environmental safeguards at all Client facilities housing Fidelity resources, human and otherwise.

1.2                               Fidelity

1.2.1                     Responsibility for administering and monitoring System level controls over installation of Software modifications and library management procedures.

1.2.2                     Responsibility for defining data archiving procedures and schedules.

1.2.3                     Responsibility for security software administration on all computing platforms operated by Fidelity, including implementation of new releases, development of application security interfaces and maintenance of Software security controls.

1.2.4                     Responsibility for promptly reporting to Client any suspected breach of security involving Client’s Data or business or any System used to perform the Services.

09-Exhibit G (Security) (6-13-11)

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1.2.5                     Fidelity shall be responsible for other mutually agreed upon information security responsibilities affecting the Systems, the Services and Client Data not specified above.

1.3                               Investigations of Suspected Security Breaches

Upon request by Client, Fidelity shall conduct, or, if requested, cooperate fully with Client and/or Client’s agents in the conduct of any investigation into suspected breaches of security involving Client’s Data or business or any System used to perform Services, including, without limitation, providing Client and/or Client’s agents with access to any Client Equipment or Fidelity Equipment used by Fidelity only to provide Services to Client (and not other customers of Fidelity) which is used to store or process Client Data.

Upon completion of an investigation, Fidelity shall, if requested to do so by Client, provide Client with a report, in a form specified by Client, detailing the nature and results of the investigation.

Without limitation on any other provisions of this Agreement if, following an investigation, it is agreed upon that a breach of security occurred or is occurring and that this Agreement allocates responsibility for preventing such breach to Fidelity, Fidelity shall bear all costs of such investigation (whether incurred by Fidelity, Client or a third party) and shall take prompt steps to correct such breach, and prevent similar future breaches. If following an investigation, it is agreed upon that a breach did not occur, or that a breach did occur, but that this Agreement allocates responsibility for preventing such breaches to Client, Client shall bear all reasonable costs of such investigation (whether incurred by Client, Fidelity or a third party).

2.                                      Security Objectives

Each party, with respect to each area for which it is responsible, shall implement procedures to achieve the information security objectives specified below.

2.1                               Security Management

2.1.1                     Information Security Policy:  Client and Fidelity shall each maintain a comprehensive policy explicitly and appropriately addressing information security.

2.1.2                     Administration:  Client shall appropriately place qualified professional(s) responsible for monitoring, developing or implementing information security.

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2.1.3                     Standards and Procedures:  Client shall provide documented information security standards and procedures providing effective and complete guidance for all staff and Fidelity involved in the handling or processing of Client Data and Fidelity shall follow such information security standards and procedures with regard to the provision of the Services in the scope of this Agreement.

2.1.4                     Security Responsibilities:  Client shall formally describe and effectively implement the information security responsibilities of Client and Fidelity personnel with respect to Client Data and Fidelity shall follow such information security responsibilities.

2.1.5                     Performance Measurement:  Client shall implement a continuing and comprehensive audit or review program to periodically assess compliance with their respective information security standards.

2.1.6                     Risk Analysis:  Client shall, as required, conduct an analysis of potential threats and their impact on the security and continued availability of critical and proprietary data.

2.1.7                     Personnel Precautions:  Client and Fidelity shall implement appropriate background checks, performance measures, and termination procedures as required to minimize security risks due to malicious acts by their respective employees.

2.1.8                     Security Awareness:  Client and Fidelity shall provide effective information security awareness and education programs to all of their respective managers and employees likely to have responsibility for sensitive, confidential, or proprietary information.

2.2                               Software

2.2.1                     Software Maintenance:  Fidelity shall implement maintenance procedures which ensure that only intended and necessary code is included in system Software.

2.2.2                     Super User Access:  Client shall restrict the use of “super user id” to authorized personnel performing assigned tasks requiring the use of such super user id” access.

2.2.3                     Installation Parameters:  Fidelity shall approve and safeguard from unauthorized modification installation parameters and user exits for systems and utility Software.

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2.3                               System Security

2.3.1                     Access Control:  Client shall implement, support, and maintain operating system-level access control Software to ensure that all access to data and programs is as agreed to by Client and Fidelity.

2.3.2                     System Access Information:  Client shall secure and maintain system access control information on a current basis using appropriate personnel.

2.4                               Physical Security for Operations

2.4.1                     Facility Protection:  Client shall maintain an appropriate and comprehensive physical security program of access control, perimeter protection, and intrusion detection for Client Facilities.

2.4.2                     Environmental Safeguards:  Client shall take appropriate steps to safeguard information system resources from loss or accidental destruction due to “acts of God” or environmental threats.

2.4.3                     Processing Results:  Fidelity shall protect computer processing results in a manner commensurate with their sensitivity and importance as mutually agreed to by the Parties in writing.

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EXHIBIT H

CONFIDENTIAL INFORMATION

1.                                      Return of and Access to Confidential Information

Each party agrees that, upon request by the other party, such party shall return to the other party any Confidential Information of the other party which such party does not then require to perform its obligations hereunder. Each party further agrees to provide the other party with prompt and unrestricted access to any Confidential Information of the other party in its possession or under its control.

2.                                      Confidential Information Defined

As used herein the term “Confidential Information” means and includes (i), with respect to Client, the Client Data and Client Software (but excluding any Fidelity Software), (ii) with respect to Fidelity, the Services and Fidelity Software, and (iii) with respect to either party, all information and materials (tangible or intangible) and all copies thereof in any medium, whether disclosed or communicated to or otherwise learned by a party hereto before or after the date of execution hereof, respecting, comprising, describing, embodying or incorporating:

2.1                               computer software and documentation, data bases, data processing or communications networking systems, practices or procedures or other internal systems or controls (planned or in any stage of development) used, owned or developed (or in development) by or at the request of such party (including, without limitation, (1) object code, source code, source listings, programming techniques or systems, programming or systems documentation or specifications, or user, operations or systems manuals, (2) hardware, firmware or other equipment or appliances, engineering drawings, schematics or related documentation, specifications or manual, or (3) other charts, diagrams, graphs, models, sketches, writings or data related thereto);

2.2                               other technical data, research, products, business or financial information, plans or strategies, forecasts or forecast assumptions, business practices, operations or procedures, services, marketing or merchandising information respecting such party, its affiliates and their clients; or

2.3                               information respecting such party’s customers, including, without limitation. customer names, customer representatives, customer trading volumes, customer transaction and trading patterns or practices or other related information respecting the business of such customers or the business conducted by such party with such customers; including in each case, any trade secrets and other

10-Exhibit H (Conf Info) (6-13-11)

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proprietary ideas, concepts, know-how, methodologies and information incorporated herein, whether or not incorporated in materials produced by a party hereto pursuant to or in connection with this or any other agreement between the parties hereto.

2.4                               “Client Data” shall also include all “non-public personal information” as defined in Title V of the Gramm-Leach-Bliley Act (15 U.S.C. Section 6801, et seq.) and the implementing regulations thereunder (collectively, the “GLB Act”), as the same may be amended from time to time, that Fidelity receives from or at the direction of Client and that concerns any of Client “customers” and/or “consumers” (as defined in the GLB Act).

3.                                      Notices

The parties agree that they will not remove any statutory copyright notice or other identification or evidence of Confidential Information contained on or included in any item of Confidential Information of the other party. The parties shall each reproduce any such notice or identification on any reproduction, modification or translation of such Confidential Information and shall add any statutory copyright notice or other evidence of Confidential Information to the other party’s Confidential Information in its possession upon reasonable request by such other party.

4.                                      Cooperation

Each party agrees that, either upon learning of, or upon a showing by the other party of, any threatened or actual breach of the provisions of this Exhibit H by their officers, directors, employees, agents or subcontractors, or in the event of any loss of, or inability to account for, Confidential Information, such party will promptly notify the other party thereof and shall cooperate as reasonably requested by the other party to prevent or curtail such threatened or actual breach or to recover Confidential Information.

5.                                      Irreparable Injury

The parties each acknowledge and agree that, in the event of an unauthorized use or disclosure of, or the failure to return upon request, a party’s Confidential Information in breach of the provisions of this Exhibit H, such party will suffer irreparable injury not compensable by money damages and for which such party will not have an adequate remedy available at law. Accordingly, if a party institutes an action or proceeding to enforce the provisions of this Exhibit H, such party shall be entitled to obtain such injunctive or other equitable relief from a court of competent jurisdiction as may be necessary or appropriate to prevent or curtail any such breach, threatened or actual, without being required to post bond. The foregoing shall be in addition to and without

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prejudice to such other rights as such party may have, subject to the express provisions of this Agreement, at law or in equity.

6.                                      Access to Premises

All access by a party’s personnel to areas on the other party’s premises shall be subject to supervision by such other party’s personnel and subject to such other party’s reasonable customary security policies and procedures then in effect. Each party shall cause its personnel to comply faithfully with such policies and procedures.

7.                                      Publicity

Each party will submit to the other all advertising, written sales promotion, press releases and other publicity materials relating to this Agreement in which the other party’s name or mark is mentioned or language from which the connection of said name or mark may be inferred or implied, and will not publish or use such advertising, sales promotion, press releases, or publicity materials without prior written approval of such other party. However, either party may include the other party’s name and a general description of the work performed under this Agreement on employee bulletin boards, in its list of references and in the experience section of proposals to third parties, in internal business planning documents and in its annual report to stockholders, and, whenever required by reason of legal, accounting or regulatory requirements; provided, that Fidelity shall not, without Client’s prior consent, state that Client endorses Fidelity or any of its products or services.

8.                                      Exceptions.  Confidential information shall not be deemed proprietary and neither party shall have any confidentiality obligation with respect to any such information which:

8.1                               is or becomes publicly known through no wrongful act, fault or negligence of the receiving party;

8.2                               was known by the receiving party prior to disclosure and the receiving party was not under a duty of non-disclosure;

8.3                               was disclosed to the receiving party by a third party who was free of obligations of confidentiality to the party providing the information;

8.4                               is approved for release by written authorization of the disclosing party;

8.5                               is publicly disclosed pursuant to a requirement or request of a governmental agency or disclosure is required by operation of law; or

8.6                               is furnished to a third party by the disclosing party without a similar restriction on the third party’s rights.

Notwithstanding anything to the contrary contained herein, either party may disclose Confidential Information of the other party pursuant to (a) a requirement or official request of a governmental agency, a court or administrative subpoena or order, or any

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[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

applicable legislative or regulatory requirement, provided, however, that prompt written notice of any such request shall be given to the extent practicable, so that the party whose Confidential Information is sought may seek a protective order; (b) in defense of any claim or cause of action asserted against either party or any of its affiliates, officers, directors, employees or agents; (c) as otherwise permitted by the GLB Act; (d) as required by law or national stock exchange rule; or (e) as otherwise permitted under the Agreement.

9.                                      Security Measures.  Fidelity has implemented and shall maintain during the Term of the Agreement certain security measures designed to safeguard Client’s customer information and to satisfy Fidelity’s confidentiality obligations set forth above. Such security measures include administrative, technical and physical safeguards that are commensurate with the scope of the Services and the sensitivity of Client’s customer information, and comply with the federal Interagency Guidelines Establishing Information Security Standards.  Upon Client’s written request and the Parties’ written mutual agreement, Fidelity will adhere to security measures in addition to those measures previously implemented by Fidelity provided that Client will reimburse Fidelity if implementation and/or adherence to such additional security measures requested by Client increases Fidelity’s costs of operation.

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT I

AUDITS

1.                                      Periodic Audits

1.1                               Fidelity’s Assistance with Periodic Audits

Fidelity will assist Client in meeting its audit and regulatory requirements, to the Client Equipment or to Fidelity Equipment used by Fidelity only to provide Services to Client (and not other customers of Fidelity) which is used to store or process Client Data and to any and all information stored or processed on such Equipment, so as to enable Client and its auditors and examiners to conduct appropriate audits and examinations of the operations of Fidelity including, without limitation, those required by law, or which have been customarily performed by Client, including without limitation to verify:

1.1.1                     compliance with specific Security Procedures;

1.1.2                     the accuracy of Fidelity’s charges to Client; and

1.1.3                     that Services are being provided in accordance with the Specifications.

1.2                               Notice of Audit

Except if a shorter time period is required by a bank regulator, audits will require two (2) weeks’ notice to Fidelity and will be provided at reasonable hours; provided that any audit does not interfere with Fidelity’s ability to perform the Services in accordance with the specifications. Client shall meet with Fidelity to discuss the scope of the audit reasonably in advance of the audit. Fidelity need provide access only to information reasonably necessary to perform the audit; provided, however, that Fidelity shall not allow Client or its representatives access to other Fidelity customers’ data or to Fidelity’s proprietary data. Fidelity will also assist Client’s employees or auditors in testing Client’s data files and programs.

1.3                               Audit Conference

Fidelity will cooperate fully with Client or its designee in connection with Client’s audit functions or with regard to examinations by regulatory authorities. Client acknowledges that Fidelity is not responsible for providing audit services or for auditing Client’s records or data. Following any audit or examination, Client will conduct (in the case of an internal audit), or instruct its external

11-Exhibit I (Audits) (6-13-11)

I-1

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

auditors or examiners to conduct an exit conference with Fidelity and, at such time, and as soon as available thereafter, to provide Fidelity with a copy of the applicable portions of each report regarding Fidelity or Fidelity’s services (whether draft or final) prepared as a result of such audit or examination. Client also agrees to provide and to instruct its external auditors to provide Fidelity, a copy of the portions of each written report containing comments concerning Fidelity or the Services performed by Fidelity pursuant to this Agreement. Client and Fidelity shall mutually determine resolution time frames for resolving audit exceptions.

1.4                               Changes

Fidelity agrees to make any changes and take other actions which are necessary in order to maintain compliance with applicable Specifications (including, without limitation, any laws or regulations), subject to Section 6.1.7 of the Agreement. Client may submit additional findings or recommendations to Fidelity for its consideration, and Fidelity shall consider such findings.

1.5                               Reimbursements

Without limiting any rights either party may otherwise have, if any audit or examination reveals that Fidelity’s invoices for the audited period are not correct for such period, Fidelity shall promptly reimburse Client for the amount of any overcharges, or Client shall promptly pay Fidelity for the amount of any undercharges.

1.6                               Findings and Reports

In the event that audit reports reveal shortcomings or discrepancies involving the other party, each party agrees to provide the other party with that section of the report in a timely manner so that a proper response can be prepared. Client and Fidelity agree to collaborate and jointly prepare responses where duties between the parties overlap.

I-2

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT J

INSURANCE

1.                               Insurance Coverage

Fidelity and any subcontractor, at its sole cost and expense, will secure and keep in force, at all times from and including the Effective Date through and including any period during which Fidelity or any subcontractor either (i) is performing or is obligated to perform Services for Client, or (ii) has any personnel or Equipment located at a Client-occupied Facility, and thereafter where specified herein, the insurance coverage and their respective minimum limits specified in this Exhibit. Each policy of insurance shall be written in an insurance company with an A.M. Best rating of A- (X) or better and qualified to do business in the state(s) applicable to the Agreement.

1.1                               Commercial General Liability. Commercial General Liability Insurance, written on an Insurance Services Office (“ISO”) ‘occurrence form” or its equivalent, for limits no less than $[****] per occurrence subject to a $[****] annual aggregate for Bodily Injury, Property Damage and Personal Injury and which includes coverage for claims arising out of a) Premises and Operations; b) Independent Contractors working for Fidelity on services covered by this Agreement; c) Contractual Liability; d) Personal Injury including coverage for Personal Injury assumed in a contract; and e) Severability. The Contractual Liability coverage as provided by the standard ISO Commercial General Liability policy may not be amended by the inclusion of ISO CG 2139 Contractual Liability Limitation, or any other limiting language.

The policy must be endorsed to or contain a provision which names Bank of the West, First Hawaiian Bank, their parent BancWest Corporation and each of their respective directors, officers and employees as additional insureds (“Additional Insureds”) as respects claims for bodily injury, property damage or personal injury caused, in whole or in part, by the acts or omissions of Fidelity or the acts or omissions of those acting on behalf of Fidelity. Further, the policy shall contain a provision making it primary and not contributory to any insurance these Additional Insureds may have in place which would also apply to a loss as described above.

1.2                               Workers’ Compensation.  Workers’ Compensation Insurance in compliance with the statutory requirements of all state(s) in which the services are performed and Employers’ Liability Insurance with limits of not less than $[****] each Accident and Disease per Employee/Policy Limit.

Further, such policy shall provide that the insurer waives its right of subrogation against Bank of the West, First Hawaiian Bank, their parent BancWest Corporation and each of their directors, officers and employees for any losses it pays under the policy. If Fidelity

12-Exhibit J (Insurance) (6-13-11)

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

purchases their Workers’ Compensation coverage using a deductible program, then Fidelity hereby waives their right of recovery against Bank of the West, First Hawaiian Bank, their parent BancWest Corporation and each of their directors, officers and employees for any losses it pays within their deductible.

1.3                               Automobile Liability. Commercial Automobile Liability Insurance covering owned, hired and non-owned vehicles for which Fidelity may be responsible with limits no less than $[****] per occurrence Bodily Injury and Property Damage.

1.4                               Umbrella or Excess Liability. An Umbrella or Excess Liability policy which provides excess limits of liability over the underlying Commercial General Liability, Automobile Liability and Employers Liability policies. The Umbrella or Excess Liability policy shall be written on an “occurrence form” with a limit of liability no less than $[****] per occurrence and aggregate.

Further, such policy shall contain clauses, provisions or endorsements which 1) cause it to be at a minimum “following form” the underlying Commercial General Liability, Automobile Liability and Employers Liability policies; 2) name all entities and persons required to be named as additional insureds on the underlying Commercial General Liability policy as additional insureds; 3) Except with respect to the sole negligence of such Additional Insured, cause the policy with respect to any contractual obligation of Fidelity to provide liability insurance for Bank of the West, First Hawaiian Bank, their parent BancWest Corporation and each of their respective directors, officers and employees by means of adding them as an additional insured to Fidelity’s policy to be considered to be primary and excess liability insurance, which shall apply to any loss or claim not otherwise excluded before any contribution by any insurance which these Additional Insureds may have in effect; and 4) provide that the insurer waives any right of recovery they may have against such Additional Insureds because of payments made under this policy relevant to Fidelity’s obligations under this Agreement.

1.5                               Property Insurance.  Property insurance appropriate to repair or replace damage to or destruction of the hardware and other equipment used by Fidelity to fulfill its obligations under this Agreement.

1.6                               Crime.  Policies of insurance appropriate to Fidelity’s business with sufficient limits of liability which will respond to Fidelity’s responsibility as described in the Agreement for loss caused by employee dishonesty, fraud, fraudulent entry and transfer of funds by computer, or theft of Client’s property while in Fidelity’s care, custody or control or for which Fidelity is legally liable. At a minimum, such insurance shall include a comprehensive Financial Institution Bond, or its equivalent, and a Computer Crime policy which together cover the loss of property as described above including the fraudulent transfer of funds using Fidelity’s computer system, with sufficient limits of

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

liability which will respond to Fidelity’s responsibility to Client for loss of property described above.

Each policy shall be written for a limit not less than $[****] per claim and $[****] annual aggregate. Bank of the West and First Hawaiian Bank shall be named as a Loss Payee on each Crime policy described above.

1.7                               Professional, Technology, Information and Internet Security Liability. Professional Liability, Technology Errors and Omissions, Information and Internet Security Liability insurance appropriate to Fidelity’s business and which, to the extent commercially available, provides coverage for claims arising from:

(i)                                     a wrongful act, breach of duty, error or omission made in the rendering or failure to render the Services as described in the Agreement;

(ii)                                  infringement of copyright including copyrighted software, domain name, trademark, trade name, trade dress, service mark or service name;

(iii)                               a wrongful act, breach of duty, error or omission made with respect to the creation or dissemination of electronic content;

(iv)                              invasion of privacy, breach of privacy or unauthorized disclosure of private information including if such acts arise from the fraudulent acts of Fidelity’s employees or agents;

(v)                                 unauthorized disclosure of confidential commercial information including if such acts arise from the fraudulent acts of Fidelity’s employees or agents;

(vi)                              Fidelity’s failure to prevent unauthorized access to or unauthorized use of Fidelity’s computer system which results in the theft or destruction of Bank of the West’s or First Hawaiian Bank’s data or a breach of privacy; and

(vii)                           Fidelity causing or enabling unauthorized access to or unauthorized use of the Bank of the West’s or First Hawaiian Bank’s computer systems, including if such acts arise from the fraudulent acts of Fidelity’s employees or agents.

The policy shall be written for a limit no less than $[****] per claim and annual aggregate.

Fidelity shall continuously maintain this coverage during the term of the Agreement and including post the termination of this Agreement.  If such coverage becomes unavailable to Fidelity within one year post the termination of this Agreement, then Fidelity shall purchase a one-year extended reporting endorsement on the last policy available to Fidelity.

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

1.8                               Certificates of Insurance.

A.                                    Within fifteen (15) days of the signing of this Agreement, Fidelity shall famish a standard ACORD Form 25 (2009/09 or later) Certificate of Insurance evidencing all policies described herein, excluding coverages and required special provisions, and acceptable to Client, which acceptance shall not be unreasonably withheld. The Certificate Holder shall read:

Bank of the West
Insurance Department (NC-B07-2E-l)
2527 Camino Ramon
San Ramon, CA 94583

Should Fidelity’s insurance expire during the term of this Agreement or an extension thereof, Certificates of Insurance evidencing the renewal of Fidelity’s required insurance including required special provisions must be received by Bank of the West fifteen (15) days post expiration of Fidelity’s insurance, however, the simple failure of Fidelity’s Insurance Broker or the United States Postal Service to deliver a certificate within any required time period shall not be considered a material breach unless an actual interruption in coverage has taken place, or if Fidelity fails to provide such a certificate within a 30 day curative period following a specific written request by Client.

B.                                    Fidelity will provide to Bank of the West 30 days advance notice of cancellation or non-renewal, except where all required coverage remains continuously in force under replacement or renewal policies of an essentially similar nature.

1.9                               Recovery Rights.  Fidelity hereby waives its rights of recovery against Bank of the West, First Hawaiian Bank, their parent BancWest Corporation and each of their respective directors, officers and employees for any payment of a loss arising out of the services described in this Agreement and paid out under the Workers Compensation, Commercial General Liability, Automobile Liability, Umbrella Liability and Property policies required to be carried by Fidelity.

1.10                        Subcontractors.  If Fidelity uses any subcontractor(s) to perform the services described in this Agreement, then Fidelity shall require that the subcontractor(s) maintain appropriate insurance to protect the subcontractor, Fidelity, Bank of the West, First Hawaiian Bank, their parent BancWest Corporation and each of their respective directors, officers and employees against loss arising from the services described in this Agreement.

1.11                        No Limitations.  Bank of the West, First Hawaiian Bank and their parent BancWest Corporation do not represent that the insurance coverages required hereunder, whether in scope of coverage or amounts of coverage, are adequate to protect the obligations of Fidelity, and Fidelity shall be solely responsible for any deficiencies.

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Nothing in this Exhibit J shall be construed as to limit Fidelity’s liability under this Agreement.

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT K

MIGRATION

1.                                      Migration Services

Upon any termination of this Agreement, Fidelity shall provide to Client (or its agent) at Fidelity’s then current standard hourly rates (except as otherwise described in Section 13.2 of the Agreement) such information, assistance, cooperation and data processing-related services as Client may reasonably require in order to complete the migration and/or the conversion of the Services, any affected Client Data and/or files, in an efficient and orderly manner minimizing any disruption to Client’s and Fidelity’s operations (“Migration Services”). Without limitation on the foregoing, Fidelity shall, at Client’s request, be responsible for developing a migration plan reasonably acceptable to Client within fourteen (14) days of any such termination or request and, at Client’s request, for implementing such migration plan upon its acceptance by Client. To the extent requested by Client, such plan shall include, and Fidelity shall perform without limitation the following services:

1.1                               Pre-migration Services

1.1.1                     Freezing all non-critical Software changes,

1.1.2                     Notifying all outside vendors of procedures to be followed during the migration phase,

1.1.3                     Reviewing all Software libraries (tests and production) with the new service provider and/or Client,

1.1.4                     Providing details of the DASD space utilized for the Client’s databases/files and Software libraries,

1.1.5                     Generating a tape and computer listing of source code, to the extent the Client is entitled to source code, in a form reasonably requested by Client,

1.1.6                     Delivering all manuals and other documentation relating to the Services,

1.1.7                     Providing training to new operations staff.

1.2                               Migration Services

1.2.1                     Unloading the Client production databases/files and all software libraries,

13-Exhibit K (Migration) (6-13-11)

K-1

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

1.2.2                     Delivering tapes of Client production databases/files and software libraries (with content listings) to the new operations staff and/or Client.

1.3                               Post-Migration Services

1.3.1                     Answering questions regarding the Services on an “as needed” basis, and

1.3.2                     Turning over of any remaining Client owned reports and documentation still in Fidelity’s possession.

2.                                      Migration Expenses

Fidelity agrees to (i) use reasonable efforts to minimize the amount of any Migration Service expenses for which Client is responsible under the Agreement, (ii) provide to Client reasonable estimates of the expenses associated with any Migration Service requested by Client, and (iii) notify Client if such expenses have exceeded, or are likely to exceed, threshold amounts to be specified from time to time by Client.

3.                                      Irreparable Injury

Fidelity acknowledges that Client will suffer irreparable injury not compensable by monetary damages and for which Client will not have an adequate remedy at law in the event Fidelity fails to perform the Services set forth in this Exhibit K (Migration) and therefore Client shall be entitled to injunctive relief to compel Fidelity to perform such Services. The foregoing shall be without prejudice to or limitation on any other rights Client may have under the Agreement, at law or in equity.

K-2

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT L

FORM OF BILL OF SALE

BILL OF SALE, made and delivered this          day of              , 20     , by FIDELITY INFORMATION SERVICES, LLC (“Fidelity”), a Arkansas limited liability company, in favor of and to BancWest Corporation (“Client”), a Delaware corporation.

W I T N E S S E T H:

WHEREAS, Client and Fidelity have entered into an Amended and Restated Data Processing Agreement dated as of                     , 2011 (the “Agreement”), pursuant to which Fidelity has agreed to transfer to Client and Client has agreed to accept from Fidelity certain assets of Fidelity more particularly described in Attachment 1 attached hereto (the “[Fidelity-Owned Equipment”);

WHEREAS, Client and Fidelity desire to consummate the transfer of the Fidelity-Owned Equipment contemplated by section 13.3.2 of the Agreement, including the execution and delivery of this Bill of Sale.

NOW, THEREFORE, in furtherance of and in consideration of the mutual covenants, representations and warranties of the parties set forth in the Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged:

1.             Subject to the terms of the Agreement, for value received, Fidelity by these presents, hereby transfers and conveys to Client, in perpetuity, from and after the date hereof, all the right, title and interest of Fidelity in and to the Fidelity-Owned Equipment (including, to the extent Fidelity may validly assign such rights, such rights as Fidelity may have under all manufacturers’ or suppliers’ warranties and indemnities applicable thereto, except for any right of Fidelity under such warranties or indemnities arising from events occurring prior to the date hereof).

2.             From and after the date hereof, Fidelity shall duly perform, or cause to be performed, such further acts and shall duly execute, acknowledge and deliver, or cause to be duly executed, acknowledged and delivered, all such further documents and assurances as may be reasonably requested by Client to convey to and vest in Client, and protect its right, title and interest in and the enjoyment of, all the assets and interests transferred and conveyed pursuant to this Bill of Sale.

3.             Fidelity represents that, as of the date hereof, (i) Fidelity has good and marketable title to the Fidelity-Owned Equipment, free and clear of all liens or encumbrances and (ii) to the best of Fidelity’s knowledge, the Fidelity-Owned Equipment is free of material defects. FIDELITY EXPRESSLY DISCLAIMS ANY OTHER REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE FIDELITY-OWNED EQUIPMENT INCLUDING

14-Exhibit L (Bill of Sale Form) (6-13-11)

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ANY REPRESENTATION OR WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. EXCEPT AS PROVIDED IN THIS PARAGRAPH, THE FIDELITYOWNED EQUIPMENT IS TRANSFERRED HEREUNDER ON AN “AS IS” AND “WHERE IS” BASIS.

4.             Nothing contained herein shall affect (whether by limitation or expansion) any right, obligation, representation, warranty or indemnity of Client or Fidelity set forth in the Agreement.

5.             This Bill of Sale shall be governed by and construed in accordance with the laws of the State of California.

6.             Capitalized terms used in and not defined in this Bill of Sale shall have the meanings specified in the Agreement.

IN WITNESS WHEREOF, Fidelity has caused this Bill of Sale to be executed by its duly authorized representative as of the date first set forth above.

FIDELITY INFORMATION SERVICES, LLC

By:

Name:

Title:

Accepted By:

BANCWEST CORPORATION

By:

Name:

Title:

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ATTACHMENT 1 TO BILL OF SALE

List of Equipment to Be Transferred

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT M

EQUIPMENT LIST (FHB ONLY)

1.                                      First Hawaiian Bank Equipment

1.1                               Client shall provide the First Hawaiian Equipment listed below and shall make it available to Fidelity to use as needed in performance of Fidelity’s responsibilities under this Agreement.

1.2                               As requirements for the Equipment change, Fidelity will notify Client so proper disposition can be determined and Client will replace Equipment as required.

1.3                               Client shall be responsible for obtaining all consents in order to allow Fidelity to operate the equipment to provide the Services.

	Vendor	Description of Equipment	Model Number	QTY		Inclusion Rationale
1.	[****]	[****]	[****]	1		End-user Responsibility
2.	[****]	[****]	[****]	1		End-user Responsibility
3.	[****]	[****]	[****]	I		End-user Responsibility
4.	[****]	[****]	[****]	I		End-user Responsibility
5.	[****]	[****]	[****]	I		End-user Responsibility
6.	[****]	[****]	[****]	I		End-user Responsibility
7.	[****]	[****]	[****]	I		End-user Responsibility
8.	[****]	[****]	[****]	1		End-user Responsibility
9.	[****]	[****]	[****]	1		End-user Responsibility
10.	[****]	[****]	[****]	1		End-user Responsibility
11.	[****]	[****]	[****]	I		End-user Responsibility
12.	[****]	[****]	[****]	4	21985	[****] Equipment
13.	[****]	[****]	[****]	4	21985	[****] Equipment
14.	[****]	[****]	[****]	4	21985	[****] Equipment
15.	[****]	[****]	[****]	2	21985	[****] Equipment
16.	[****]	[****]	[****]	1	21985	[****] Equipment
17.	[****]	[****]	[****]	2	21985	[****] Equipment
18.	[****]	[****]	[****]	2	21985	[****] Equipment
19.	[****]	[****]	[****]	2	21985	[****] Equipment
20.	[****]	[****]	[****]	1	21985	[****] Equipment
21.	[****]	[****]	[****]	1	21985	[****] Equipment
22.	[****]	[****]	[****]	6	21985	[****] Equipment
23.	[****]	[****]	[****]	2	21985	[****] Equipment
24.	[****]	[****]	[****]	3	21985	[****] Equipment
25.	[****]	[****]	[****]	2	21985	[****] Equipment
26.	[****]	[****]	[****]	1	21985	[****] Equipment
27.	[****]	[****]	[****]	7	21985	[****] Equipment
28.	[****]	[****]	[****]	1	21985	[****] Equipment
29.	[****]	[****]	[****]	7	21985	[****] Equipment
30.	[****]	[****]	[****]	2	21985	[****] Equipment
31.	[****]	[****]	[****]	1	21985	[****] Equipment
32.	[****]	[****]	[****]	1	21985	[****] Equipment
33.	[****]	[****]	[****]	2	21985	[****] Equipment
34.	[****]	[****]	[****]	10	21985	[****] Equipment
35.	[****]	[****]	[****]	1	21985	[****] Equipment
36.	[****]	[****]	[****]	6	30258	[****] Equipment

15-Exhibit M (Hardware) (6-13-11)

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

	Vendor	Description of Equipment	Model Number	QTY		Inclusion Rationale
37.	[****]	[****]	[****]	6	30258	[****] Equipment
38.	[****]	[****]	[****]	1	30258	[****] Equipment
39.	[****]	[****]	[****]	2	30258	[****] Equipment
40.	[****]	[****]	[****]	1	30258	[****] Equipment
41.	[****]	[****]	[****]	2	30258	[****] Equipment
42.	[****]	[****]	[****]	1	30258	[****] Equipment
43.	[****]	[****]	[****]	2	30258	[****] Equipment
44.	[****]	[****]	[****]	2	30258	[****] Equipment
45.	[****]	[****]	[****]	1	30258	[****] Equipment
46.	[****]	[****]	[****]	4	30258	[****] Equipment
47.	[****]	[****]	[****]	2	30258	[****] Equipment
48.	[****]	[****]	[****]	10	30258	[****] Equipment
49.	[****]	[****]	[****]	6	30258	[****] Equipment
50.	[****]	[****]	[****]	1	30258	[****] Equipment
51.	[****]	[****]	[****]	17	30258	[****] Equipment
52.	[****]	[****]	[****]	15	30258	[****] Equipment
53.	[****]	[****]	[****]	1	30258	[****] Equipment
54.	[****]	[****]	[****]	1	30258	[****] Equipment
55.	[****]	[****]	[****]	2	30258	[****] Equipment
56.	[****]	[****]	[****]	1	30258	[****] Equipment
57.	[****]	[****]	[****]	1	30258	[****] Equipment
58.	[****]	[****]	[****]	1	30258	[****] Equipment
59.	[****]	[****]	[****]	10	14030	[****] Equipment
60.	[****]	[****]	[****]	4	14030	[****] Equipment
61.	[****]	[****]	[****]	22	14030	[****] Equipment
62.	[****]	[****]	[****]	1	14030	[****] Equipment
63.	[****]	[****]	[****]	2	14030	[****] Equipment
64.	[****]	[****]	[****]	1	14030	[****] Equipment
65.	[****]	[****]	[****]	5	14030	[****] Equipment
66.	[****]	[****]	[****]	4	14030	[****] Equipment
67.	[****]	[****]	[****]	1	14030	[****] Equipment
68.	[****]	[****]	[****]	2	14030	[****] Equipment
69.	[****]	[****]	[****]	2	14030	[****] Equipment
70.	[****]	[****]	[****]	2	14030	[****] Equipment
71.	[****]	[****]	[****]	1	14030	[****] Equipment
72.	[****]	[****]	[****]	2	14030	[****] Equipment
73.	[****]	[****]	[****]	2	14030	[****] Equipment
74.	[****]	[****]	[****]	3	14030	[****] Equipment
75.	[****]	[****]	[****]	3	14030	[****] Equipment
76.	[****]	[****]	[****]	2	14030	[****] Equipment
77.	[****]	[****]	[****]	[8]	14030	[****] Equipment
78.	[****]	[****]	[****]	[7]	14030	[****] Equipment
79.	[****]	[****]	[****]	[1]	14030	[****] Equipment
80.	[****]	[****]	[****]	103	14030	[****] Equipment
81.	[****]	[****]	[****]	[7]	14030	[****] Equipment
82.	[****]	[****]	[****]	[1]	14030	[****] Equipment
83.	[****]	[****]	[****]	[3]	14030	[****] Equipment
84.	[****]	[****]	[****]	[2]	14030	[****] Equipment
85.	[****]	[****]	[****]	[4]	14030	[****] Equipment
86.	[****]	[****]	[****]	[4]	14030	[****] Equipment
87.	[****]	[****]	[****]	[10]	14030	[****] Equipment
88.	[****]	[****]	[****]	[2]	14030	[****] Equipment
89.	[****]	[****]	[****]	[3]	14030	[****] Equipment
90.	[****]	[****]	[****]	[3]	14030	[****] Equipment
91.	[****]	[****]	[****]	[1]	14030	[****] Equipment
92.	[****]	[****]	[****]	[4]	14030	[****] Equipment
93.	[****]	[****]	[****]	[5]	14030	[****] Equipment

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

	Vendor	Description of Equipment	Model Number	QTY		Inclusion Rationale
94.	[****]	[****]	[****]	[4]	14030	[****] Equipment
95.	[****]	[****]	[****]	[2]	14030	[****] Equipment
96.	[****]	[****]	[****]	[4]	14030	[****] Equipment
97.	[****]	[****]	[****]	[35]	14030	[****] Equipment

2.                                      [****] High Speed Laser Printers (FHB Only)

2.1  Fidelity has a five year operating lease agreement with [****] for two (2) [****] high speed laser printers installed at [****] for FHB print only. Upon the expiration of such lease agreement with [****], Fidelity is responsible for providing the same or similar equipment in terms of the functionality, speed, and capacity to handle the print volume and SLA’s as of the Effective Date.

2.2                               Upon termination of the Agreement, for any reason, prior to the expiration of such operating lease executed between Fidelity and [****], [****] shall transfer ownership of that operating lease, under its existing terms and conditions, to Client, and Client shall assume responsibility for all obligations under the operating lease including, without limitation, all remaining payment obligations. Client shall indemnify and hold Fidelity harmless from any claims, actions, damages, expenses or any other liability arising under the operating lease from and after the date the operating lease is assigned to Client. Client agrees to execute any documents reasonably necessary to effectuate the assignment of the operating lease from Fidelity to Client.

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT N

SOFTWARE LIST

1.                                      Software Category. The Software Category, as defined in Exhibit A (Definitions), is identified in the table below for each software product.

	Product Name	Vendor	Software Category	Platform	Core/ Non Core	Vendor Category	Type of Software	Licensed By	Invoice Paid By	Software to be Transferred to
1.	[****]	[****]	Client Licensed Software (To be Transferred)	Mainframe	N/A	Third Party	Systems Software	Client	Fidelity	Fidelity
2.	[****]	[****]	Client Licensed Software (To be Transferred)	Mainframe	N/A	Third Party	Systems Software	Client	Fidelity	Fidelity
3.	[****]	[****]	Client Licensed Software (Resident Only)	Mainframe	N/A	Third Party	Utility Application	Client	Client
4.	[****]	[****]	Fidelity Systematics Software	Mainframe	Core	Fidelity	Application	Client	Fidelity
5.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
6.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
7.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
8.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
9.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
10.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
11.	[****]	[****]	Client Licensed Software	Mainframe	Non- Core	Third Party	Application	Client	Client
12.	[****]	[****]	Client Licensed Software (Resident Only)	Mainframe	N/A	Third Party	Systems Software	Client	Client
13.	[****]	[****]	Fidelity Systematics Software	Mainframe	N/A	Fidelity	Application	Client	Fidelity
14.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
15.	[****]	[****]	Fidelity Systematics Software	Mainframe	N/A	Fidelity	Application	Client	Fidelity
16.	[****]	[****]	Client Licensed Software	Mainframe	Non- Core	Third Party	Application	Client	Client
17.	[****]	[****]	Client Licensed Software	Mainframe	Non- Core	Third Party	Application	Client	Client
18.	[****]	[****]	Fidelity Systematics Software	Mainframe	N/A	Fidelity	Application	Client	Fidelity
19.	[****]	[****]	Client Licensed Software	Mainframe	Non- Core	Third Party	Application	Client	Client
20.	[****]	[****]	Client Licensed Software (To be	Mainframe	N/A	Third Party	Systems Software	Client	Fidelity	Fidelity

16-Exhibit N (Software) (6-13-11)

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

	Product Name	Vendor	Software Category	Platform	Core/ Non Core	Vendor Category	Type of Software	Licensed By	Invoice Paid By	Software to be Transferred to
Transferred)
21.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Systems Software	Client	Client
22.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
23.	[****]	[****]	Client Licensed Software	Mainframe	Non- Core	Third Party	Application	Client	Client
24.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
25.	[****]	[****]	Fidelity Systematics Software	Mainframe	Non- Core	Fidelity	Application	Client	Fidelity
26.	[****]	[****]	Fidelity Systematics Software	Mainframe	N/A	Fidelity	Application	Client	Fidelity
27.	[****]	[****]	Client Licensed Software (To be Transferred)	Mainframe	N/A	Third Party	Systems Software	Client	Fidelity	Fidelity
28.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
29.	[****]	[****]	Client Licensed Software (To be Transferred)	Mainframe	N/A	Third Party	Systems Software	Client	Fidelity	Fidelity
30.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Systems Software	Client	Fidelity
31.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
32.	[****]	[****]	Fidelity Systematics Software	Mainframe	N/A	Fidelity	Application	Client	Fidelity
33.	[****]	[****]	Client Licensed Software	Mainframe	Non- Core	Third Party	Application	Client	Client
34.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
35.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
36.	[****]	[****]	Client Licensed Software (To be Transferred)	Mainframe	N/A	Third Party	Systems Software	Client	Fidelity	Fidelity
37.	[****]	[****]	Fidelity Licensed Software	Mainframe	N/A	Third Party	Systems Software	Fidelity	Invoiced Separately by Fidelity to Client
38.	[****]	[****]	Client Licensed Software	Client/Server	N/A	Third Party	Systems Software	Client	Invoiced Separately by Fidelity to Client
39.	[****]	[****]	Fidelity Licensed Software	Client/Server	N/A	Third Party	Systems Software	Fidelity	Invoiced Separately by Fidelity to Client
40.	[****]	[****]	Client Licensed Software	Client/Server	N/A	Third Party	Systems Software	Client	Invoiced Separately by Fidelity to Client
41.	[****]	[****]	Fidelity Licensed Software	Client/Server	N/A	Third Party	Systems Software	Fidelity	Invoiced Separately by Fidelity

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

	Product Name	Vendor	Software Category	Platform	Core/ Non Core	Vendor Category	Type of Software	Licensed By	Invoice Paid By	Software to be Transferred to
to Client
42.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Systems Software	Client	Fidelity
43.	[****]	[****]	Fidelity Systematics Software	Mainframe	Non- Core	Fidelity	Application	Client	Fidelity
44.	[****]	[****]	Fidelity Licensed Software	Mainframe	N/A	Third Party	Systems Software	Fidelity	Per Exhibit D (Fees)
45.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
46.	[****]	[****]	Client Licensed Software (To be Transferred)	Mainframe	N/A	Third Party	Systems Software	Client	Fidelity	Fidelity
47.	[****]	[****]	Client Licensed Software (Resident Only)	Mainframe	N/A	Third Party	Systems Software	Client	Client
48.	[****]	[****]	Client Licensed Software (Resident Only)	Client/ Server	N/A	Third Party	Systems Software	Client	Client
49.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
50.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
51.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
52.	[****]	[****]	Client Licensed Software	Mainframe	Non- Core	Third Party	Application	Client	Client
53.	[****]	[****]	Client In-house Software	Mainframe	N/A	Third Party	Application	N/A	N/A
54.	[****]	[****]	Fidelity Systematics Software	Mainframe	Core	Fidelity	Application	Client	Fidelity
55.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Utility Application	Client	Fidelity
56.	[****]	[****]	Fidelity Licensed Software	Mainframe	N/A	Third Party	Systems Software	Fidelity	Invoiced Separately by Fidelity to Client
57.	[****]	[****]	Fidelity Systematics Software	Mainframe	Non- Core	Fidelity	Application	Client	Fidelity
58.	[****]	[****]	Client Licensed Software	Mainframe	Non- Core	Third Party	Application	Client	Client
59.	[****]	[****]	Client Licensed Software (To be Transferred)	Mainframe	N/A	Third Party	Systems Software	Client	Fidelity	Fidelity
60.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
61.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
62.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
63.	[****]	[****]	Fidelity Licensed Software	Mainframe	N/A	Third Party	Systems Software	Fidelity	Fidelity
64.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
65.	[****]	[****]	Client Licensed	Mainframe	N/A	Third Party	Application	Client	Client

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

	Product Name	Vendor	Software Category	Platform	Core/ Non Core	Vendor Category	Type of Software	Licensed By	Invoice Paid By	Software to be Transferred to
Software
66.	[****]	[****]	Client Licensed Software (To be Transferred)	Mainframe	N/A	Third Party	Systems Software	Client	Fidelity	Fidelity
67.	[****]	[****]	Fidelity Systematics Software	Mainframe	N/A	Fidelity	Application	Client	Fidelity
68.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
69.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
70.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
71.	[****]	[****]	Fidelity Systematics Software	Mainframe	Core	Fidelity	Application	Client	Fidelity
72.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
73.	[****]	[****]	Client Licensed Software (To be Transferred)	Mainframe	N/A	Third Party	Systems Software	Client	Fidelity	Fidelity
74.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
75.	[****]	[****]	Client Licensed Software (To be Transferred)	Mainframe	N/A	Third Party	Systems Software	Client	Fidelity	Fidelity
76.	[****]	[****]	Fidelity Licensed Software	Mainframe	N/A	Third Party	Systems Software	Fidelity	Fidelity
77.	[****]	[****]	Fidelity Systematics Software	Mainframe	Non- Core	Fidelity	Application	Client	Fidelity
78.	[****]	[****]	Fidelity TouchPoint Software	Mainframe	N/A	Fidelity	Application	Client	Client
79.	[****]	[****]	Fidelity TouchPoint Software	Mainframe	N/A	Fidelity	Application	Client	Client
80.	[****]	[****]	Fidelity Licensed Software	Mainframe	Non- Core	Fidelity	Utility Application	Fidelity	Fidelity
81.	[****]	[****]	Client Licensed Software	Mainframe	N/A	Third Party	Application	Client	Client
82.	[****]	[****]	Fidelity Licensed Software	Mainframe	N/A	Third Party	Systems Software	Fidelity	Invoiced Separately by Fidelity to Client
83.	[****]	[****]	Client Licensed Software	Mainframe	Non- Core	Third Party	Application	Client	Client
84.	[****]	[****]	Client Licensed Software	Mainframe	Non- Core	Third Party	Application	Client	Client
85.	[****]	[****]	Client Licensed Software	Mainframe	Non- Core	Third Party	Application	Client	Client
86.	[****]	[****]	Client Licensed Software (To be Transferred)	Mainframe	N/A	Third Party	Systems Software	Client	Fidelity	Fidelity
87.	[****]	[****]	Client Licensed Software (To be Transferred)	Mainframe	N/A	Third Party	Systems Software	Client	Fidelity	Fidelity
88.	[****]	[****]	Client Licensed	Mainframe	N/A	Third Party	Application	Client	Client

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

	Product Name	Vendor	Software Category	Platform	Core/ Non Core	Vendor Category	Type of Software	Licensed By	Invoice Paid By	Software to be Transferred to
Software
89.	[****]	[****]	Fidelity Licensed Software	Mainframe	N/A	Third Party	Systems Software	Fidelity	Invoiced Separately by Fidelity to Client
90.	[****]	[****]	Client Licensed Software (To be Transferred)	Mainframe	N/A	Third Party	Systems Software	Client	Fidelity	Fidelity
91.	[****]	[****]	Client Licensed Software (To be Transferred)	Mainframe	N/A	Third Party	Systems Software	Client	Fidelity	Fidelity
92.	[****]	[****]	Fidelity [****]	Mainframe	N/A	Fidelity	Application	Client	Client

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT O-1

SYSTEMATICS SOFTWARE LICENSE AGREEMENT

Note: Systematics, Inc. is now known as Fidelity Information Services, LLC.

This Agreement is made and entered into as of the 25th day of December, 1985, by and between Bank of the West, a California corporation, having its principal place of business at 180 Montgomery Street; 25th Floor, San Francisco, California 94104-4205 (hereafter referred to as “Customer”) and Systematics, Inc., an Arkansas corporation, having a place of business at 601 Riverside Avenue, Jacksonville, FL 32204 (hereinafter referred to as “Fidelity”);

WITNESSETH:

That, for and in consideration of the mutual promises and covenants hereinafter contained, the parties hereto agree as follows:

ARTICLE 1. PROVISION OF SOFTWARE

1.1                               Fidelity agrees to license and furnish to Customer, as more specifically set forth hereinafter, the [****] versions of the computer Software programs set forth in Schedule A which is attached hereto and made a part hereof, from which Customer may select from time to time, in accordance with the provisions of this Agreement (“Software”).

1.1.1                     Any computer Software programs and systems set forth on any Schedule to this Systematics Software License Agreement shall hereinafter be referred to as “Fidelity Systematics Software”.

1.1.2                     Fidelity agrees to continue to make available, each of the items of Fidelity Systematics Software listed on Schedule A; provided, however, that Fidelity shall be permitted to update, enhance, improve upon or replace any item of Software listed on Schedule A. Fidelity agrees that the Fidelity Systematics Software, as updated, enhanced, improved or replaced, shall include substantially all of the capabilities included in the Fidelity Systematics Software prior of such changes. Fidelity further agrees to notify Customer of all such updates, enhancements, improvements or replacements which shall automatically be deemed Fidelity Systematics Software for purposes of this Agreement, and shall be included in Schedule A effective upon its release by Fidelity.

1.1.3                     Notwithstanding Section 1.1.2 above, in the event Fidelity ceases to offer any system listed on Schedule A to its commercial customers in general, Fidelity may withdraw the availability of such system at any time upon one hundred eighty (180) days’ prior written notice to Customer; provided, however, that any such withdrawal notice

17-Exhibit O-1 (Systematics) (6-13-11)

O1-1

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

shall not terminate Customer’s right to order the same until the effective date of withdrawal specified in such notice.

1.2                               For the period beginning July 15, 1999 and continuing through the end of the Amended and Restated Data Processing Agreement between BancWest Corp. and Fidelity Information Services, LLC to which this exhibit is attached (“DP Agreement”), the obligation of Fidelity to provide additional Fidelity Systematics Software pursuant to Article 2 is abated and shall be deemed discharged as long as payments are made under Section 1 of Exhibit E (Charges) to the DP Agreement. Upon the expiration or termination of the DP Agreement, the obligations of Fidelity which are abated pursuant to the previous sentence will resume only if Customer obtains and pays for maintenance services at that time.

ARTICLE 2. DELIVERY

2.1                               Customer and Fidelity agree that Fidelity has fulfilled its obligation to deliver each item of Fidelity Systematics Software to Customer.

ARTICLE 3. DOCUMENTATION

3.1                               Customer and Fidelity agree that Fidelity has fulfilled its obligation to deliver Documentation related to the Fidelity Systematics Software listed in Schedule A. Upon Customer’s written request, for each item of new Fidelity Systematics Software ordered by Customer hereunder after the termination or expiration of the DP Agreement, Fidelity shall also deliver to Customer one (1) complete set of its standard operational instructions and documentation for such Fidelity Systematics Software. Such operational instructions and program documentation shall include, but shall not be limited to, one (1) copy of the Fidelity Systematics Software source code in machine readable form; a copy of Fidelity’s standard associated control statements used for operation, development, maintenance and use of the source code, a Fidelity Systematics Software Manual consisting of two (2) copies of the Operations and User’s Sections and one (1) copy of the Systems and Programming Sections, and any other documentation which is provided by Fidelity to its other similar customers.

3.1.1                     The documentation and other materials to be provided to Customer by Fidelity as specified in Section 3.1 hereof, are hereinafter referred to as “Documentation”.

3.1.2                     In the event Customer orders after the termination or expiration of the DP Agreement, in accordance with the provisions of this Agreement, and Fidelity delivers to Customer, any Fidelity Systematics Software which is not part of the Fidelity Systematics Software set forth in Schedule A, hereto, Fidelity agrees to provide Documentation related to such Fidelity Systematics Software

O1-2

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

as it contemplated under Section 3.1 hereof, upon the delivery to Customer of such Fidelity Systematics Software.

3.2                               In addition to the Documentation described in Section 3.1 hereof, Customer shall be entitled to receive and Fidelity agrees to deliver, at no charge for so long as the Fidelity Systematics Software is covered by maintenance pursuant to Article 6 hereunder, copies of any revisions, improvements, enhancements, modifications and updates to the Documentation described in Section 3.1 hereof, which are produced by Fidelity.

3.3                               Customer may copy the Documentation provided hereunder in order to satisfy its own internal requirements or for the limited disclosure to customers of Customer of user manuals and similar information which must be disclosed in connection with providing data processing services by Customer. If Customer requests Fidelity to furnish additional copies of any such Documentation, Fidelity shall furnish such additional copies to Customer at Fidelity’s then standard fee for such copies. In addition, see Section 5.1.1 below.

ARTICLE 4. EDUCATION AND TRAINING

4.1                               Fidelity agrees to make available to Customer, its standard application Fidelity Systematics Software training courses, which are generally held in Little Rock, Arkansas, in accordance with Fidelity’s Education and Training Department schedule, a current copy of which will be provided to Customer upon request. Customer personnel may attend such courses, and any other standard courses generally offered by Fidelity to its other customers, upon payment of Fidelity’s then current standard published course fee.

4.2                               Customer acknowledges that enrollment of Customer personnel in any courses offered by Fidelity shall be subject to normal space availability requirements and compliance with Fidelity’s standard registration and enrollment deadlines and procedures.

ARTICLE 5. SOFTWARE LICENSE

5.1                               Fidelity hereby grants to Customer a nonexclusive license to use each item of Fidelity Systematics Software, commencing upon the Delivery of such Fidelity Systematics Software to Customer and continuing thereafter for a period of ninety-nine years unless and until terminated in accordance with the provisions of this Agreement. Customer acknowledges that the licensed Fidelity Systematics Software and all related documentation constitute valuable assets and trade secrets of Fidelity and that all information with respect thereto is confidential. In order to maintain such confidentiality and to assure that neither legal nor equitable title to any of Fidelity’s property passes to Customer or any other person, Customer agrees as follows:

O1-3

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

5.1.1                     Customer shall safeguard the licensed Fidelity Systematics Software with the same degree of care that it exercises with respect to its own proprietary software programs and related materials, and shall take all reasonable precautions to assure that its employees and representatives do not sell, lease, assign, or otherwise transfer, disclose or make available, in whole or in part, the licensed Fidelity Systematics Software or Documentation thereof to any third party for any reason (except for employees of Customer, for auditing purposes by independent certified public accountants, for complying with applicable governmental laws, regulations or court orders for the limited disclosure to customers of Customer of user manuals and similar information which must be disclosed in connection with providing data processing services by Customer). In no event, however, shall any competitor of Fidelity be furnished with any information, directly or indirectly, concerning the Fidelity Systematics Software or the Documentation. For purposes of the preceding sentence, the independent certified public accountants engaged to audit the books and records of Customer shall not be deemed to be a competitor of Fidelity. In addition, Fidelity agrees to respond promptly to any inquiry by Customer as to whether any person, firm or corporation is a competitor of Fidelity.

5.1.2                     The licensed Fidelity Systematics Software and materials may be used by Customer at one location, only, as set forth below (the “Installation Site”) and may not be used by Customer or any other person at any other location or facility; provided, however, that Customer may change the location where it uses the licensed Fidelity Systematics Software upon prior written notice to Fidelity and delivery of a written certificate that all use of the licensed Fidelity Systematics Software shall be limited to such new location. The Installation Site shall be as follows:

[****]

Customer may also keep a copy of the Fidelity Systematics Software and the Documentation at the following address:

[****]

(“Backup Site”) and may use such copy exclusively for backup and disaster recovery purposes. Customer may change the Backup Site at any time, and if it

O1-4

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

intends to do so, shall notify Fidelity in writing of the address of the new Backup Site.

5.1.3                     Fidelity hereby acknowledges and agrees that Customer shall have the right to modify any of the Fidelity Systematics Software provided to Customer hereunder and may use and combine such programs and/or material to form an updated work. Modifications to the licensed Fidelity Systematics Software developed as a result of joint efforts by Fidelity and Customer shall become the exclusive property of Fidelity, subject to all the terms and conditions of this Agreement, including the right of Customer to use such modifications in accordance herewith and including the foregoing agreement of Customer to limit the disclosure of and/or access to such modifications. Modifications to the licensed Fidelity Systematics Software developed solely by Customer without the participation of Fidelity shall be considered to be part of the Fidelity Systematics Software for purposes of determining Customer’s obligations under this Article 5. Customer shall have the exclusive right to use any such modifications it may develop, and Fidelity shall have no right to market such modifications without the Customer’s express written consent.

5.1.4                     The licensed Fidelity Systematics Software and its Documentation are licensed to Customer for the operation of Customer’s computer facility at the Installation Site, only by Customer, solely for processing the internal application of Customer, its affiliated corporations or subsidiaries and its service bureau customers. Processing for service bureau customers, however, shall be subject to Customer’s payment to Fidelity of royalties computed in accordance with Section 7.1. If Customer shall elect to utilize independent contractor programing or systems personnel in lieu of employees, then, in each instance and prior to any disclosure of the Fidelity Systematics Software, Customer agrees to require each such independent contractor to execute and deliver to Customer a non-disclosure and confidentiality agreement acceptable to Fidelity. Promptly following receipt thereof, Customer agrees to forward to Fidelity a true and correct copy of each such agreement. Customer further agrees to take such additional steps as may be reasonable under the circumstances to monitor and enforce compliance with such non disclosure and confidentiality agreements.

5.1.5                     Customer further acknowledges and agrees that, in the event of a breach or threatened breach by Customer of the provisions of this Article 5, Fidelity will have no adequate remedy in money or damages and, accordingly, shall be entitled to an injunction against such breach. However, no specification in this Agreement of a specific legal or equitable remedy shall be construed as a waiver or prohibition against any other legal or equitable remedies in the event of a breach of any provision of this Agreement.

O1-5

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

5.2                               Fidelity retains title to the Fidelity Systematics Software provided hereunder and does not convey any rights or proprietary interest therein to Customer, other than the license as specified herein.

5.3                               Upon the expiration or termination by Fidelity of this Systematics Software License Agreement or any licenses granted to Customer hereunder, Customer agrees to promptly cease using and return to Fidelity all then delivered Software and Documentation related thereto and all copies thereof. Such return shall also be accompanied by a written certificate, signed by an appropriate executive officer of Customer, to the effect that all such Fidelity Systematics Software, related Documentation and copies thereof have been so returned to Fidelity.

5.4                               Customer acknowledges that all PC-based Software (“Micro Software”) is released in object code only. The following additional provisions shall be applicable to Micro Software:

5.4.1                     Customer may copy the Micro Software and use it on multiple microprocessors solely for the benefit of Customer and Customer’s affiliates and subsidiaries. The documentation for Micro Software may be similarly copied and utilized. At Customer’s option, additional copies may be made either by Customer or by ordering the same from Fidelity at Fidelity’s standard rates.

5.4.2                     All other restrictions on use, copying or disclosure of the Software licensed hereunder shall also apply to the Micro Software and its documentation. In addition, Customer may not provide data processing services using the Micro Software to any person, firm, or corporation (other than Customer’s affiliates and subsidiaries) without the prior written consent of Fidelity and the payment to Fidelity of additional license fees.

5.4.3                     In consideration of the right to make and use the additional copies granted in Section 5.4.1, above, Customer agrees and acknowledges that all support for end-users of the Micro Software will be supplied by Customer’s personnel, and that Fidelity is not responsible for providing any Software support services to end-users.

ARTICLE 6. MAINTENANCE OF SOFTWARE

During the term of the DP Agreement, (i) Fidelity’s obligation to provide maintenance is set forth in items #64 and #65 of Section 8 of Exhibit C-1 (Services) to the DP Agreement and Client’s obligation to pay for Software Maintenance is Exhibit E (Charges) and (ii) the obligation of Customer to make payments pursuant to this Article 6 and the obligation of Fidelity to provide services under Article 6 is abated and shall be deemed discharged as long as payments are made under Section 1 of Exhibit E (Charges) to the DP Agreement. Upon the expiration or termination of the DP Agreement, the obligations of Fidelity which are abated pursuant to the

O1-6

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

previous sentence will resume as set forth in this Article 6 only if Customer obtains and pays for maintenance services at that time, which Customer may elect to obtain in its sole discretion.

6.1                               Fidelity agrees to correct and repair any failure, malfunction, defect or nonconformity in the Fidelity Systematics Software provided hereunder, following proper notice by Customer to Fidelity, if any such failure, malfunction, defect or other nonconformity prevents the Fidelity Systematics Software from operating and performing in accordance with the warranties, Documentation and other materials provided to Customer by Fidelity hereunder.

6.1.1                     If requested by Fidelity, Customer agrees to make all such notices and/or requests for assistance in identifying, detecting and correcting errors and/or malfunctions in the licensed Fidelity Systematics Software in writing and in such detail as Fidelity may reasonably request. The parties acknowledge that most communications in this regard shall be by telephone. Customer agrees, however, that Fidelity shall be entitled to require such a written request as a prerequisite to Fidelity’s obligation to provide any such assistance or make such corrections.

6.2                               Fidelity reserves the right to make changes in and enhancements to the licensed Fidelity Systematics Software related to any and all programming and documentation thereof. Fidelity hereby agrees to provide to Customer all revisions, updates, improvements, modifications, enhancements and replacements (the “Updates”) to each item of Fidelity Systematics Software under maintenance with Fidelity. Fidelity agrees that the Fidelity Systematics Software, as updated, enhanced, improved or replaced, shall include substantially all of the capabilities included in the Fidelity Systematics Software prior to such changes.

6.2.1                     To the extent Customer modifies the licensed Fidelity Systematics Software, fails to install Updates or fails to continuously have maintenance services provided hereunder for any item of Fidelity Systematics Software, Fidelity shall be relieved of its responsibility and/or liability for any improper operation or malfunction of such licensed Fidelity Systematics Software and shall be released from its obligations of continued support for such licensed Fidelity Systematics Software, through maintenance and/or enhancement, as provided herein.

6.2.2                     For purposes of this Agreement, an Update (once incorporated into any Fidelity Systematics Software hereunder) shall be deemed to be part of the licensed Fidelity Systematics Software for all purposes hereunder.

6.3.                            Fidelity shall provide reasonable remote technical assistance and consultation by telephone or by mail to Customer. Fidelity agrees to make available to Customer its 24-hour, 7-day software hotline.

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Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

6.4                               Except as specifically described in this Article 6, Customer acknowledges that Fidelity has no obligation or liability, either express or implied, with respect to any erroneous processing attributable to any error in the Fidelity Systematics Software; and Customer further acknowledges that it is responsible for testing the Fidelity Systematics Software and each change thereto and for the control, review and inspection of all reports prepared utilizing the Fidelity Systematics Software.

6.5                               Fidelity will provide Customer with at least eighteen (18) months written notice of its intent to discontinue maintenance and enhancement services on any item of the Fidelity Systematics Software which Customer has under maintenance with Fidelity. Unless an item of Fidelity Systematics Software has been replaced as provided herein, Fidelity agrees that it will not discontinue such maintenance and enhancement services prior to a general discontinuance of such services to Fidelity’s other similar software customers.

6.6                               Maintenance Fees.

6.6.1                     Customer may obtain maintenance services, at its sole discretion, upon the expiration or termination of the DP Agreement at Fidelity’s then current fee (less [****]%) for institutions of like kind and asset size with substantially identical number of accounts and transactions.

6.6.2                     Customer may obtain the discount described in Section 6.6.1 above and shall not be required to pay an additional recertification fee if Customer contracts and begins payment for maintenance services within [****] days after the expiration or termination of the DP Agreement.

6.7                               Notwithstanding the foregoing, if Customer fails to keep such maintenance and enhancement services continuously in effect, Fidelity’s obligation to furnish such services for that or any subsequent period shall lapse, in Fidelity’s sole discretion.

ARTICLE 7. INVOICING AND PAYMENT

7.1                               Customer agrees to pay Fidelity a royalty fee equal to [****]% of the net amount received by Customer from its service bureau customers excluding, however, receipts from subsidiaries and affiliates of Customer. Such receipts shall include only those receipts of Customer which result from data processing services, for service bureau customers, whether based upon the number of accounts or the number of transactions processed or on some other measure, where such charges are directly related to Customer’s usage of computers systems, data communication facilities and/or data storage devices, in combination with all or any part of the licensed Fidelity Systematics Software. Such data processing service charges do not include any charges for (1) data processing services which do not require execution of the licensed Fidelity Systematics Software, (2) sale, lease or maintenance of equipment, (3) transportation, delivery,

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Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

postage, media, forms and supplies, or (4) any other services not directly related to Customer’s use or support of the licensed Fidelity Systematics Software.

7.1.1                     The “net amount received from service bureau customers”, for the purposes of this Agreement, shall be the amount received by Customer from such customers, exclusive of all amounts invoiced but not paid, in respect of data processing service charges, less any cash discounts, credits or refunds deducted therefrom in accordance with such customer’s agreements with Customer, and less any and all taxes paid by the Customer or its customers, and less the first $[****] so received by Customer in any calendar year. Customer shall, in its sole discretion, determine the method and manner of pricing its services to its customers. Customer agrees that it will not intentionally alter the description, or conceal the nature, of the amounts received in respect of such services for the purpose of reducing royalties due Fidelity hereunder; Fidelity agrees that it shall bear the burden of proof with respect to any alleged breach of the foregoing obligation.

7.1.2                     Upon request by Fidelity, Customer shall provide Fidelity with copies of its standard customer price schedules for data processing services and shall identify those items upon which a royalty will be subsequently computed and paid in accordance with this Agreement. Fidelity agrees to safeguard such information with the same degree of care that it exercises with its own similar information and agrees to take all reasonable precautions to assure that its employees and representatives do not sell, lease, assign or otherwise transfer, disclose or make available, in whole or in part, any such information to any third party for any reason (except for employees of Fidelity, for auditing purposes by independent certified public accountants, or for complying with applicable governmental laws, regulations or court orders).

7.1.3                     Customer agrees to pay all royalty amounts provided for herein on or before the twentieth (20th) day of each month with respect to amounts received in preceding month. No royalty shall be payable in any calendar year unless and until Customer has first received $[****] from service bureau customers, as provided in Section 7.1.1, above.

7.1.4              Customer also agrees to furnish Fidelity, at the time when the foregoing royalty payments are due, a written report specifying in a reasonable detail the net amounts received in respect of which a royalty is due, and the calculation of the applicable royalty fee.

7.1.5              Customer will keep books and records to establish the royalty payments due hereunder, at a single location in the United States, which shall be the same as the location referred to on the cover page of this Agreement, unless changed by written notice to Fidelity. Such books and records shall be made available at their place of keeping for inspection no more often than once in each calendar year on a confidential basis during normal business hours by Fidelity and its representatives, solely for the purpose of verifying royalty payments due hereunder, provided that reasonable notice

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Confidential Treatment
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[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

of intention to inspect is received by Customer. All expenses of any such audit shall be borne by Fidelity unless, as a result thereof, it is determined that, during any 12-month royalty period, Customer has underpaid applicable royalties by the greater of $[****] or an amount which exceeds [****] percent ([****]%) of the amount due with respect to such period, in which event, in addition to any other rights or claims which Fidelity may have against Customer, Customer agrees to pay all reasonable expenses of such audit.

7.2                               All sums due from Customer to Fidelity are payable in the amounts and at the times described in this Agreement. Any amount or payment due for which a specific date is not set out will be due from Customer to Fidelity within fifteen (15) days of Customer’s receipt of an invoice from Fidelity.

7.3                               Additional license fees may be payable by Customer for any other items of Software not listed on Schedule A which Customer licenses from Fidelity. Unless otherwise provided in this Agreement or mutually agreed to by the parties, such license fees shall be in the amount(s) of Fidelity’s then current standard published prices for such Fidelity Systematics Software.

7.3.1 For purposes of this Agreement, any such systems so licensed by Customer from Fidelity shall be considered a part of the licensed Software for all purposes hereunder, and shall be subject to all conditions of confidentiality and limitations of use set forth in this Agreement.

ARTICLE 8. INSTALLATION AND CONSULTING ASSISTANCE

8.1                               Subject to the availability of Fidelity personnel and to agreement between Fidelity and Customer with respect to the cost and other applicable terms and conditions, Fidelity agrees to provide additional consulting and/or data processing services. Any such agreement shall be in writing, signed by the duly authorized officers of Fidelity and Customer, respectively and attached as an exhibit hereto and made a part hereof.

8.2                               Customer agrees to pay all reasonable expenses of Fidelity incurred in connection with travel, food and lodging of Fidelity personnel and materials and machine time used by them in connection with any such additional assistance, as provided in Section 8.1. Customer agrees to pay Fidelity for travel time at the standard hourly rate in effect, and Fidelity agrees not to charge more than 8 hours per Fidelity employee per trip unless otherwise agreed to by the Parties in writing.

ARTICLE 9. WARRANTIES

9.1                               Fidelity warrants to Customer that: (i) Fidelity has the right to furnish the Fidelity Systematics Software, Documentation and other materials provide to Customer hereunder

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[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

fee of all liens, claims, encumbrances and other restrictions; (ii) Customer shall quietly and peacefully possess the Fidelity Systematics Software, Documentation and other materials provide to Customer hereunder, subject to and in accordance with the provisions of this Agreement; and (iii) Customer’s use and possession of the Fidelity Systematics Software, Documentation and other materials provided to Customer hereunder will not be interrupted or otherwise disturbed by an entity asserting a claim under or through Fidelity.

9.2                               Fidelity warrants and represents that the licensed Fidelity Systematics Software will perform, on an appropriately configured IBM computer system, in the manner described in the Documentation thereof.

9.3                               Except as provided herein, all other warranties, express or implied, including any warranty of merchantability or fitness for a particular purpose, are hereby expressly disclaimed and excluded.

ARTICLE 10. SOFTWARE REPLACEMENT

10.1                        At any time during the term of this Agreement, Customer may request a complete and new copy of the Fidelity Systematics Software without payment of an additional license fee. Fidelity agrees to deliver its then current copy of such Fidelity Systematics Software to Customer within sixty (60) days of Customer’s request, provided such Software has previously been delivered to Customer, and is covered by maintenance hereunder at the time of Customer’s request. Customer agrees to pay Fidelity, at its standard published duplicate copy fee then in effect, for providing such new copy of the Fidelity Systematics Software.

10.2                        Customer agrees that upon receipt and installation of any Fidelity Systematics Software contemplated by the provisions of Section 10.1 hereof, Customer will promptly return to Fidelity or destroy the items of Fidelity Systematics Software and related Documentation which are so replaced. Upon written request from Fidelity, Customer agrees to furnish Fidelity a written certificate, signed by an appropriate executive officer of Customer, to the effect that all such Fidelity Systematics Software, related documentation and copies thereof have been so returned or destroyed.

10.3                        Each right of Customer and each obligation of Fidelity expressed in Section 10.1 of this Article 10 shall be void and of no force and effect unless Customer shall have paid for continuous maintenance services under this Agreement and, unless maintenance services are not then offered by Fidelity, shall have taken all other steps necessary to keep such maintenance services in full and continuous force and effect with respect to all Fidelity Systematics Software licensed hereunder.

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Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 11. GENERAL

11.1                        TERM:  This Agreement shall commence as of the date first above written and shall continue in effect thereafter unless and until terminated in accordance with the provisions of this Agreement.

11.2                        TAXES:  Customer agrees to pay all taxes levied by a duly constituted taxing authority against or upon the software or its use, or arising out of this Agreement, exclusive, however, of taxes based on Fidelity’s income, which taxes shall be paid by Fidelity. Customer agrees to pay any tax for which it is responsible hereunder, which may be levied on or assessed against Customer directly, and, if any such tax is paid by Fidelity, to reimburse Fidelity therefor, upon receipt by Customer of proof of payment reasonably acceptable to Customer.

11.3                        PATENT AND COPYRIGHT INFRINGEMENT:  Fidelity warrants that the Fidelity Systematics Software delivered under this Agreement will not infringe upon or violate any copyright, trade secret, patent, or any other proprietary right of any third party. In the event of any claim by a third party against Customer asserting or involving a copyright, trade secret, patent, or other proprietary right violation involving any of the Fidelity Systematics Software licensed by Customer hereunder, Fidelity will defend at its expense, and will indemnify Customer against any loss, cost, expense or liability arising out of such claim, whether or not such claim is successful; provided, however, that Fidelity is notified by Customer in writing within a reasonable time after Customer first receives notice of any such claim, action, or allegation of infringement. In the event a final injunction or order shall be obtained against Customer’s use of any such Fidelity Systematics Software by reason of the allegations, or if in Fidelity’s opinion any such Fidelity Systematics Software is likely to become a subject of a claim of infringement or violation of a copyright, trade secret, patent, or other proprietary right of a third party, Fidelity will, at its option and at its expense:

11.3.1              Procure for Customer the right to continue using such Fidelity Systematics Software; or

11.3.2              Replace or modify the same so that it becomes non-infringing (Which modification or replacement shall not materially and adversely affect the published specifications for, or the use or operation by Customer of, the Fidelity Systematics Software); or

11.3.3              If neither a) nor b) above is practicable, repurchase the Fidelity Systematics Software on an amortized basis, utilizing a five (5) year straight-line amortization schedule commencing on the Commencement Date.

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Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

11.4                        INDEX PRICE INCREASES: Except as specified below, all fixed fee charges by Fidelity to Customer under this Agreement may be increased in Fidelity’s sole discretion, for the calendar year following the year of the Commencement Date and all subsequent periods hereunder, by multiplying such fixed amount by a fraction, the numerator of which is the Department of Labor Consumer Price Index, All Items as of December 31, of the calendar year immediately preceding the year in which such charge is made and the denominator of which is the Department of Labor Consumer Price Index, All Items as of December 31 of the year before the Commencement Date.

11.5                        LIMITATION OF LIABILITY: If Fidelity shall breach any covenant, agreement or undertaking required of it by this Agreement, the liability of Fidelity to Customer shall be limited to Customer’s direct damages, actually incurred, and in no event shall Fidelity’s aggregate liability hereunder exceed the sum of the license fees paid hereunder. Customer acknowledges that Fidelity is not and shall not be liable for any special or consequential damage suffered by Customer nor shall Fidelity be liable for any claim or demand against Customer made by any third party.

11.6                        ENFORCEMENT: If Customer fails to pay, when due, any amount payable hereunder or fails to fully perform its obligations hereunder, Customer agrees to pay, in addition to any amount past due, all reasonable expenses incurred by Fidelity in enforcing this Agreement including but not limited to all expenses of any legal proceeding related thereto and all reasonable attorneys’ fees incurred in connection therewith. No failure by Fidelity to request any such payment or to demand any such performance shall be deemed a waiver by Fidelity of Customer’s obligations hereunder.

11.7                        EXCUSABLE DELAY: In no event shall either party be liable one to the other, for any delay or failure to perform hereunder, which delay or failure to perform is due to causes beyond the control of said party, including, but not limited to, acts of God; acts of the public enemy; acts of the United States of America, or any state, territory or political division of the United States, or the District of Columbia; acts of the government, in its sovereign capacity, of any country in which the Software is installed or services are to be performed; fires; floods; epidemics; quarantines; and strikes. Notwithstanding the foregoing, in every case the delay or failure to perform must be beyond the control and without the fault or negligence of the party claiming excusable delay. Performance times under this Agreement shall be considered extended for a period of time equivalent to the time lost because of any delay which is excusable under this Section 11.7.

11.8                        MATERIAL BREACH: In the event of any material breach of this Agreement by either party hereto, the other party may (reserving cumulatively all other remedies and rights under this Agreement in law or in equity) terminate this Agreement, in whole or in part, by giving ninety (90) day’s prior written notice thereof; provided, however, that this Agreement shall not terminate at the end of said ninety (90) days’ notice period if the party in breach has cured the breach of which it has been notified prior to the expiration

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Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

of said ninety (90) days. In the event of such a termination by Fidelity pursuant to this Section 11.8, Customer will promptly discontinue its use of the licensed Fidelity Systematics Software and related Documentation and shall return to Fidelity all copies thereof in its possession or control. Such return shall also be accompanied by a written certificate, signed by an appropriate executive officer of Customer, to the effect that all such Fidelity Systematics Software, related Documentation and copies thereof have been so returned to Fidelity. Notwithstanding the foregoing, no such termination shall have any effect upon Customer’s obligation to pay Fidelity any amount then due hereunder. In addition, Customer agrees that monetary damages will not be sufficient to compensate Fidelity in the event of any actual or threatened breach by Customer of any restriction on Customer’s use of the licensed Fidelity Systematics Software or Documentation provided in this Agreement and that, in such event, Fidelity shall be entitled to injunctive and other equitable relief which may be deemed necessary or appropriate by any court of competent jurisdiction.

11.9                        BANKRUPTCY: Notwithstanding anything in this Agreement to the contrary, either party hereto shall have the right to immediately terminate this Agreement upon notice to the other in the event of the other’s insolvency; receivership; or voluntary or involuntary bankruptcy; in the event of the institution of proceedings therefore; or in the event of assignment for the benefit of creditors; or in the event of any substantial part of the other’s property is or becomes subject to any levy, seizure, assignment or sale for or by any creditor or governmental agency without being released or satisfied within ten (10) days thereafter. In the event of such a termination by Fidelity pursuant to Section 11.9, Customer will promptly discontinue its use of the licensed Fidelity Systematics Software and related Documentation and shall return to Fidelity all copies thereof in its possession or control. Such return shall also be accompanied by a written certificate, signed by an appropriate executive officer of Customer, to the effect that all such Fidelity Systematics Software, related documentation and copies thereof have been so returned to Fidelity. Notwithstanding the foregoing, no such termination shall have any effect upon Customer’s obligation to pay Fidelity any amount due hereunder.

11.10                 CONTINUATION OF LICENSE: In the event of any termination of this Agreement by Customer in accordance with the provisions of the Material Breach or Bankruptcy sections of this Article 11, Customer shall, effective as of the date of such termination, have a perpetual license to use the Software and any Documentation and other materials provided hereunder within the limits and restrictions on use, provisions of confidentiality and other liabilities and obligations set out in this Agreement.

11.11                 NOTICES: Any notices or other communications required or permitted to be given or delivered under this Agreement shall be in writing (unless otherwise specifically provided herein) and shall be sufficiently given if delivered personally or mailed by first-class mail, postage prepaid,

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Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

If to Customer:	Bank of the West 180 Montgomery Street, 25th Floor San Francisco, California 94104-4205 Attn: Senior Vice President Finance Group

If to Fidelity:	Fidelity Information Services, LLC 601 Riverside Avenue Jacksonville, FL 32204 Attn: Systematics General Manager

With a copy to:	Fidelity Information Services, LLC 601 Riverside Avenue Jacksonville, FL 32204 Attn: General Counsel

or to such other address as either party may from time to time designate to the other by written notice. Any such notice or other communication shall be deemed to be given as of the date it is personally delivered or when placed in the mails in the manner specified.

11.12                 ADVERTISING OR PUBLICITY: Neither party shall use the name of the other in advertising or publicity releases without securing the prior written consent of the other, which consent shall not be unreasonably withheld.

11.13                 ASSIGNMENT: This Agreement shall be binding upon the parties and their respective permitted successors and assigns. Customer may not sell, assign, convey or transfer, by operation of law or otherwise, any of its rights or obligations hereunder with the prior written consent of Fidelity and any such attempted transfer shall be void. Customer shall have the right to assign this Agreement to its parent or to any of its subsidiary corporations; provided that all provision of this Agreement which refer to Customer shall be interpreted as if Customer were still Bank of the West and as if no such assignment had occurred, and further provided that Fidelity shall be entitled to look to Customer as well as any such assignee, or to any of them, in enforcing this Agreement. Customer agrees to provide Fidelity with prompt written notice of any such assignment.

11.14                 GOVERNING LAW; JURISDICTION AND VENUE:  The validity of this Agreement, the construction and enforcement of its terms, and the interpretation of the rights and duties of the parties shall be governed by the laws of the State of Arkansas.

11.15                 MODIFICATION, AMENDMENT, SUPPLEMENT AND WAIVER: No modification, amendment, supplement to or waiver of this Agreement or any of its provisions shall be binding upon the parties hereto unless made in writing and duly signed by both parties or the party to be charged, as appropriate under the circumstances.

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Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

A failure or delay of either party to this Agreement to enforce at any time any of the provisions of this Agreement, or to exercise any option which is herein provided, or to require at any time performance of any of the provisions hereof, shall in no way be construed to be a waiver of such provision of this Agreement.

11.16                 SEVERABILITY: In the event any one or more of the provisions of this Agreement shall for any reason be held to be invalid, illegal or unenforceable, the remaining provisions of this Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable provision, which being valid, legal and enforceable, comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

11.17                 HEADINGS: The headings in this Agreement are for purposes of reference only and shall not in any way limit or affect the meaning or interpretation of any of the terms hereof.

11.18                 CONFIDENTIAL AGREEMENT: This Agreement is a confidential agreement between Fidelity and Customer. In no event may this agreement be reproduced or copies shown to any third parties by either Customer or Fidelity without the prior written consent of the other party, except as may be necessary by reason of legal, accounting, or regulatory requirements beyond the reasonable control of Customer, as the case may be. In which event, Fidelity and Customer agree to exercise diligence in limiting such disclosure to the minimum necessary under the specific circumstances.

11.19                 ENTIRE AGREEMENT: The terms and conditions of any and all Schedules, Exhibits and attachments to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as if fully set forth herein. This Agreement, together with the Schedules, Exhibits and attachments hereto, constitutes the entire agreement between the parties and supersedes all previous agreements, promises, proposals, representations, understandings, and negotiations, whether written or oral, between the parties respecting the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day, month and year first above written, but the undersigned officers thereunto duly authorized.

SYSTEMATICS, INC.		BANK OF THE WEST

By:		By:

Name:	Raymond R. Maturi	Name:	Daniel Drace
	(type or print)		(type or print)

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Title:	President & CEO	Title:	Sr. Vice President

Date:		Date:

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Confidential Treatment
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[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE A

FIDELITY SYSTEMATICS SOFTWARE LIST

Listed below are the Fidelity Systematics Software Systems licensed by Fidelity to Customer under the Systematics Software License Agreement. To the extent Customer requests to use additional copies of the Fidelity Systematics Software outside the scope of the license provided in the Systematics Software License Agreement, additional license fees at the amount(s) of Fidelity’s then current standard published prices for such Fidelity Systematics Software shall apply.

Systematics Application Systems

[****]

[****]***

*Certain use restrictions apply to these micro-based Software systems as stated in Section 5.4 herein.

**By its acceptance hereof, Customer agrees that these systems are base systems which Customer expects to modify for execution in its specific terminal and network environment.

***Initial license will be for the usage with mainframe applications and initially applies to Fidelity application files for [****]. License may also be exercised for additional application files for Fidelity or non-Fidelity applications requested, but may result in additional implementation costs to be assessed on a time and materials basis at the current prevailing rate between Client and Fidelity.

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[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT O-2

TOUCHPOINT SOFTWARE

1.                                      Background. Fidelity has granted to Client a license to use, 2) install and 3) provide maintenance for, Fidelity’s TouchPoint components ([****]) at the fees set forth in this Exhibit O-2 (TouchPoint Software). This Exhibit O-2 (TouchPoint Software) sets forth the terms and conditions applicable to such licensing, installation and maintenance.

2.                                      Defined Terms. For the purposes of this Exhibit O-2 (TouchPoint Software), the following terms shall have the meaning ascribed to them below.

2.1                               “Defect” shall mean any failure, malfunction, defect or nonconformity of the TouchPoint.

2.2                               “Documentation” shall mean the standard operational instructions and manuals that Fidelity routinely delivers to licensees of the TouchPoint.

2.3                               “Maintenance Release” shall mean a release that is the then-current Release or one (1) of the two (2) immediately preceding Releases.

2.4                               “Maintenance Term” shall mean the period which begins on the Effective Date and ends on the “Expiration Date” (as such term is defined in Section 1.1 of the Agreement and as such date may be extended pursuant to such Section 1.3).

2.5                               “Release” shall mean a set of computer programs and associated Documentation regarding TouchPoint (including upgrades, corrections, enhancements, modifications, and/or improvements thereto but not including new or replacement products) which Fidelity delivers at no additional charge to licensees or TouchPoint, who are parties to an agreement for software maintenance services with Fidelity with respect to TouchPoint.

2.6                               “Server” shall mean a logical server that may include one (1) or more physical servers.

2.7                               “TouchPoint” shall mean only the following components of the TouchPoint suite: [****].

2.8                               “Use Limitations” shall mean the numbers of Workstations and branches set forth in Schedule A.

2.9                               “WAN” shall mean wide area network.

18-Exhibit O-2 (TouchPoint) (6-13-11)

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[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

2.10                        “Workstation” shall mean any personal computer or computer terminal on which use of TouchPoint is authorized.

3.                                      License and Delivery.

In consideration for Client’s payment of the fees set forth in Schedule A, attached hereto and incorporated herein by this reference, in accordance with the payment terms set forth below, Fidelity grants to Client a nonexclusive, restricted, nontransferable right and perpetual license: 1) to use the object code versions TouchPoint as well as any and all enhancements and modifications to TouchPoint made by Fidelity for those enhancements and modifications that Fidelity makes generally available to its other customers who are paying maintenance for such applications, only on a Server at Client’s facilities (subject to Section 4.2 below) (which Server shall be installed and maintained by Client at Client’s expense) for Client’s own internal processing; and 2) to use the Documentation delivered with TouchPoint in support of the authorized use of TouchPoint. Fidelity’s maintenance obligations following the Maintenance Term, are conditioned upon Client’s continued payment of the maintenance fees set forth in Schedule A, subject to termination pursuant to Section 12 of the Agreement.

Fidelity has delivered the object code version of TouchPoint, along with one (1) copy of Documentation to Client. Fidelity shall deliver new Releases to Client as Fidelity makes them available to its customers generally.

The License set forth in this Section 3 also applies to [****] software subject to the Use Limitations set forth in Section 4 and the further limitation that Client may only use [****] software for the specific purpose of interfacing TouchPoint to/from mainframe applications. Fidelity and Client agree that no additional license or maintenance fees shall be charged to Client for the use of [****] software as specifically described in the preceding sentence. Software license fees for the [****] software for any other purpose are not included. If Client wants to pursue use of the [****] software for other purposes, Client shall notify Fidelity and Fidelity agrees to work with Client in good faith to establish fees, terms and conditions for those uses at that time.

4.                                      Use.

4.1                               Client may only use TouchPoint with respect to the Use Limitations. If Client’s use of TouchPoint exceeds the Use Limitations, Client will incur additional fees as specified in Schedule A.

4.2                               Client shall not:

(a)                                 modify or create any derivative work of TouchPoint; or

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[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(b)                                 reverse assemble, decompile, reverse engineer or otherwise attempt to derive source code (or the underlying items, algorithms, structure or organization) of TouchPoint.

Should Client require modifications to TouchPoint, Fidelity will make such modifications at Fidelity’s then-current fees.

4.3                               Client may copy TouchPoint for backup purposes only.

4.4                               Client may copy the Documentation for internal use only, subject to the disclosure restrictions set forth in this Exhibit O-2 (TouchPoint Software License), or request additional copies from Fidelity at Fidelity’s thencurrent fees.

4.5                               Client shall provide, at its sole expense, all Servers, personal computers, workstations, modems, printers, telephone equipment and other hardware, together with related software, network wiring, cabling, conduit and other items necessary for the proper operation of TouchPoint.

4.6                               Client may not process data for a third party, nor sublicense, license, lease, rent, transfer or assign TouchPoint to any third party without Fidelity’s prior written consent.

4.7                               All changes, modifications and enhancements to TouchPoint shall be performed by Fidelity pursuant to Section 7 below.

4.8                               There shall be no use of TouchPoint except as expressly set forth in this Exhibit O-2 (TouchPoint Software License).

5.                                      Maintenance.

During the Maintenance Term, in consideration for Client’s payment of the maintenance fees set forth in Schedule A, and subject to Section 5.4 below, Fidelity shall provide the following.

5.1                               With respect to TouchPoint, Fidelity shall:

(a)                                 correct and repair any Defect in TouchPoint, if such Defect prevents TouchPoint from operating and performing in any material respect in accordance with the applicable Documentation and applicable warranties and, if necessary, the Documentation will be amended or updated to reflect such correction or repair. Should Fidelity request, Client agrees to provide in writing and in reasonable detail a description of such Defect;

(b)                                 provide to Client all Releases of TouchPoint;

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Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(c)                                  provide reasonable technical assistance and consultation by telephone, facsimile or by mail to Client on a twenty-four (24)-hour, seven (7)day a week basis;

(d)                                 if a Defect renders TouchPoint inoperable, begin Fidelity’s procedures for resolution within [****] hours of the time the problem is reported via Fidelity’s support help desk (as such support help desk is identified to Client during implementation of TouchPoint) and will take and continue to take the most expeditious action practicable, including support at Client’s site, if appropriate. If the problem is not resolved within [****] hours, Fidelity will provide on-site support at Client’s request;

(e)                                  if a Defect has not rendered TouchPoint inoperable, but will, if uncorrected, seriously impede Client’s processing, Fidelity and Client will agree on a time schedule for resolution procedures and Fidelity will use diligent efforts to resolve the problem in a time and manner designed to avoid and minimize damage to Client, including support at Client’s site, if appropriate; and

(f)                                   for all other program logic errors or omissions encountered by Client in its use of TouchPoint, respond promptly to Client requests and provide reasonable assistance in the resolution thereof.

5.2                               Client is responsible for testing TouchPoint, and for the control, review, and inspection of all reports prepared utilizing TouchPoint. Client acknowledges that Client’s exclusive remedy hereunder with respect to TouchPoint is set out in Section 5.1(a) above. Client further acknowledges that Fidelity has no liability, either express or implied, for any erroneous processing or processing errors whether or not attributable to TouchPoint.

5.3                               If Client is not using a Maintenance Release, Fidelity shall not be responsible for the proper operation of TouchPoint functionality affected by Client’s failure to use Maintenance Releases.

5.4                               At the end of the Maintenance Term, Client shall have the right to purchase continuing maintenance services upon such terms and conditions and at Fidelity’s prices then in effect. Client shall notify Fidelity no less than one hundred eighty (180) days prior to the end of the Maintenance Term if Client does not wish to renew maintenance services (and thus Client’s license) at the end of the Maintenance Term. Fidelity shall notify Client no less than twelve (12) months prior to the end of the Maintenance Term if Fidelity does not intend to renew maintenance services at the end of the Maintenance Term.

O2-4

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

6.                                      Warranty.

6.1                               Fidelity warrants that TouchPoint and the Documentation are free of all liens, claims and encumbrances.

6.2                               Fidelity warrants that the unmodified versions of TouchPoint will perform in all material respects as described in the Documentation, but TouchPoint may not be error-free and may not run uninterrupted.

6.3                               Fidelity warrants that TouchPoint are free of any claim of infringement and that Fidelity has the rights to grant Client this license.

6.4                               SUBJECT TO THE PROVISIONS OF THIS SECTION 6, FIDELITY DOES NOT WARRANT THAT TOUCHPOINT WILL RUN PROPERLY ON ALL HARDWARE AND OPERATING SYSTEM ENVIRONMENTS EXCEPT IF CERTIFIED IN WRITING BY FIDELITY.

6.5                               THE FOREGOING WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES REGARDING TOUCHPOINT, EXPRESS OR IMPLIED. FIDELITY HEREBY SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

7.                                      Installation.

If Client exercises its right to install a license of TouchPoint, Client and Fidelity shall meet together to discuss and agree upon the appropriate minimum hardware and software requirements and installation roles and responsibilities and Fidelity shall provide Client with an estimate of such implementation fees at Fidelity’s then current rates. Fidelity shall not have any obligation to provide such installation services hereunder until the parties have agreed in writing to the applicable installation terms and conditions, including without limitation the applicable fees for such services.

8.                                      Billing, Payment and Taxes.

8.1                               All payments to Fidelity shall be payable on or before thirty (30) days after Client’s receipt of Fidelity’s invoice.

8.2                               Client agrees to pay all taxes levied by a duly constituted taxing authority on the charges contained in this Exhibit O-2 (TouchPoint Software License) in accordance with Section 24.1 of the Agreement.

O2-5

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

9.                                      Nondisclosure, Confidentiality and Ownership.

Client hereby acknowledges that Fidelity and/or its suppliers shall enjoy exclusive and unrestricted proprietary right, title and interest in and to TouchPoint (including all modifications made for Client, by or on behalf of Fidelity which modifications shall immediately vest in Fidelity upon creation) (and all copies thereof in any medium), and all trade secrets or other concepts, know-how or information incorporated therein and the exclusive rights to any copyrights and trademarks (including registrations and applications for registration of either, patents and other statutory or legal protections available in respect thereof (all of the foregoing referred to as Fidelity Intellectual Property). Without limitation on the foregoing, Client agrees not to take any action with respect to the Fidelity Intellectual Property inconsistent with the foregoing acknowledgement. Client shall not use, except as required in connection with its obligations hereunder, or transfer, disclose or distribute, to any third party, in any manner the Fidelity Intellectual Property. Neither legal nor equitable title to TouchPoint passes to Client under the terms of this Exhibit O-2 (TouchPoint Software License).

10.                               Intellectual Property Infringement.

10.1                        Fidelity will indemnify, defend and hold harmless Client against any claim that TouchPoint as licensed and used in accordance with this Exhibit O-2 (TouchPoint Software License) infringes a United States copyright, patent, trademark or trade secret, provided that:

(a)                                 Client notifies Fidelity in writing within fifteen (15) days from the earlier of either Client’s receipt of or Client’s knowledge of any such claim; and

(b)                                 Fidelity has sole control of the defense and all related settlement negotiations; and

(c)                                  at Fidelity’s request, Client provides Fidelity with all necessary assistance, information, and authority to perform the above (reasonable out-of-pocket expenses incurred by Client in providing such assistance will be reimbursed by Fidelity).

10.2                        Fidelity will not be responsible for any settlement it does not approve in writing.

10.3                        In the event that use of TouchPoint is enjoined, or becomes, or, in Fidelity’s sole opinion, is likely to become, the subject of such a claim of infringement, Fidelity will, at its sole option and expense, either:

(a)                                 procure for Client the right to continue using TouchPoint (as appropriate);

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[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(b)                                 replace or modify TouchPoint (as appropriate) so that it/they are noninfringing;

(c)                                  terminate the license for the infringing TouchPoint (as appropriate) and refund to Client the unamortized portion of the license fees paid for TouchPoint (as appropriate). Amortization shall be based upon a five (5)-year life of the infringing product, beginning on the commencement of the applicable license.

10.4                        This Section 10 states Fidelity’s sole and exclusive liability for infringement with respect to the subject matter of this Exhibit O-2 (TouchPoint Software License). This Section 10 shall survive termination or expiration of this Agreement, except in the event that Fidelity terminates this Agreement or this Exhibit O-2 (TouchPoint Software License) for Client’s uncured material breach of its obligations under the Agreement or this Exhibit O-2 (TouchPoint Software License).

11.                               Limitation of Liability.

WITH RESPECT TO SERVICES AND SOFTWARE PROVIDED BY FIDELITY TO CLIENT UNDER THIS EXHIBIT O-2 (TOUCHPOINT SOFTWARE LICENSE), FIDELITY’S LIABILITY IS LIMITED TO DIRECT DAMAGES ACTUALLY INCURRED AND: WITH RESPECT TO CLAIMS PERTAINING TO DSW (WHICH WAS PREVIOUSLY LICENSED TO CLIENT AND IS NO LONGER USED) SHALL NOT EXCEED THE AMOUNT OF [****], WITH RESPECT TO CLAIMS PERTAINING TO BAS (WHICH WAS PREVIOUSLY LICENSED TO CLIENT AND IS NO LONGER USED) SHALL NOT EXCEED THE AMOUNT OF [****]; WITH RESPECT TO CLAIMS PERTAINING TO TOUCHPOINT SHALL NOT EXCEED THE AMOUNT OF [****]. THIS LIMITATION SET FORTH IN THE PREVIOUS SENTENCE OF THIS SECTION 11 SHALL NOT APPLY TO (i) INTELLECTUAL PROPERTY INFRINGEMENT CLAIMS DESCRIBED IN SECTION 10 OF THIS EXHIBIT O-2 (TOUCHPOINT SOFTWARE LICENSE), OR TO (ii)) CLAIMS DIRECTLY ARISING FROM FIDELITY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. FIDELITY SHALL NOT BE LIABLE FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL, INDIRECT, PUNITIVE, OR THIRD PARTY DAMAGES OR CLAIMS, INCLUDING LOST PROFITS, LOST SAVINGS, LOST PRODUCTIVITY, LOSS OF DATA, AND LOSS FROM INTERRUPTION OF BUSINESS, EVEN IF PREVIOUSLY ADVISED OF THEIR POSSIBILITY.

O2-7

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

12.                               Source Code.

Fidelity agrees to furnish to Client, upon written request and without charge, a single copy of the then current source code in use by Fidelity in the provision of the maintenance services for the TouchPoint Software after the occurrence of either of the following events: (a) the cessation of maintenance services by Fidelity during the time period the Client is entitled to receive such maintenance services under this Exhibit O-2 (TouchPoint Software), or (b) if (i) Fidelity files a voluntary petition in bankruptcy or otherwise seeks protection under any law for the protection of debtors; (ii) has a proceeding instituted against it under any bankruptcy law which is not dismissed within sixty (60) days; (iii) is adjudged as bankrupt; (iv) has a court assume jurisdiction of its assets under a reorganization act; (v) has a trustee or receiver appointed by a court for all or a substantial portion of its assets; or (vi) ceases to do business; or (vii) makes an assignment of its assets for the benefit of its creditors. Client’s use of the source code is restricted to Client’s own use for maintenance purposes only with respect to the object code of the TouchPoint Software License hereunder, and is subject to the Use Limitations and all other restrictions and terms of this Exhibit O-2 (TouchPoint Software).

O2-8

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE A

FEES

1.                                      License and Maintenance Fees.

License and Maintenance fees for TouchPoint are based on the component, as more particularly described below in this Schedule A. Annual maintenance fees listed in this Section 1 are calculated as [****] percent ([****]%) of total license fees listed in this Section 1, unless specified otherwise.

1.1                               Bank of the West Licenses as of the Effective Date.

	Number of Licenses	License Basis
TouchPoint [****]	[****]	Workstation
TouchPoint [****]	[****]	Workstation
TouchPoint [****]	[****]	Branch
TouchPoint [****]	[****]	[****]

1.2                               TouchPoint Maintenance Fees as of Effective Date.

1.2.1                     Client shall pay the annual maintenance fees of $[****] for the TouchPoint Licenses as of the Effective Date as described in Section 1.1.

1.2.2                     Annual maintenance fee is due to Fidelity on each anniversary of the Effective Date during the Maintenance Term (and any extension thereof).

1.3                               Fidelity agrees that the number of Client branches and Client non-branch users set forth in rows 1 to 3 of Section 1.1 above currently using TouchPoint are licensed subject to the terms and conditions of this exhibit. The number of TouchPoint branch suite licenses set forth in row 4 of Section 1.1 above include [****] of Client non-branch users.

2.                                      Additional TouchPoint Licenses.

2.1                               Calculation of Additional License & Maintenance Fees. During the Maintenance Term, should Client wish to acquire additional branch licenses in excess of the TouchPoint licenses as of the Effective Date as described in row 4 of Section 1.1, the cost is $[****] per branch license. Each such $[****] new branch license shall be a TouchPoint [****] license as described in Section 1.1 above, and shall include [****] of Client non-branch users at no additional charge to Client. Client shall acquire such additional licenses in increments of one (1)

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[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

branch for a license fee of $[****] per additional branch and an additional maintenance fee equal to [****] percent ([****]%) of the aggregate total of additional branch license fees.”

2.2                               Payment of Additional Fees. License and maintenance fees for additional branches are due and payable upon Fidelity’s provision of a written acknowledgement indicating Client’s entitlement to the additional licenses. Maintenance will be calculated on a pro-rata basis up to the annual maintenance anniversary date.

3.                                      First Hawaiian Bank. For the avoidance of doubt, the license, license fee, and license maintenance fees set forth herein do not apply to First Hawaiian Bank and only applies to Bank of the West. In the event that First Hawaiian Bank desires to acquire a license and maintenance for TouchPoint, Fidelity will license such software on the same terms and conditions in this Exhibit, except that both parties agree to negotiate in good faith and mutually agree upon the fees associated with such license and maintenance.

4.                                      Fee Adjustment.

All fees set forth in this Exhibit O-2 (TouchPoint Software License) are subject to adjustment pursuant to Section 7 of Exhibit E (Charges) to the Agreement, which is incorporated herein by this reference.

O2-10

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

DRAFT

EXHIBIT P-1

ULTRAQUEST SOFTWARE SUBLICENSE

1.                                      Effective December 26, 2006, pursuant to the Sixteenth Amendment to the 1999 Agreement, Fidelity granted to Client a limited, non-transferable, non-exclusive 99-year sublicense to the object code version of the Licensed Programs listed in Schedule A to this Exhibit and incorporated herein by this reference, licensed by Fidelity from Select Business Solutions, Inc., (“Select”) at a single location, for Client’s internal business purposes only, subject to the terms of this Exhibit P-1 as further set forth herein.

2.                                      The Licensed Programs shall be installed at Fidelity’s Honolulu data center location. Upon the expiration of maintenance services provided under this Exhibit P-1, Client may remove the Licensed Programs from Fidelity’s location and use them at a single Client location, for Client’s internal business purposes only.

3.                                      Client paid to Fidelity a one-time license fee of [****] dollars ($[****]) for Client’s sublicense to the Licensed Programs on or about December 26, 2006 (“UltraQuest Effective Date”). The License Fees specified are based on the mainframe Computer (model, submodel, and serial number) specified in Schedule A. An upgrade fee may be required if the Licensed Programs are transferred to a different computer, or if the MIPS on the specified computer are increased. Such fee shall be the amount by which the single-payment license fee for the Licensed Programs for use on the newly designated computer exceeds the single payment license fee for use of the Licensed Programs on the prior computer model, as both such fees are based on Select’s then-current schedule of charges, pins where applicable, the tape distribution fee quoted in such schedule.

4.                                      Fidelity shall provide maintenance for the Licensed Programs, to consist of those services set forth in Schedule B to this Exhibit P-1 (UltraQuest Software Sublicense) and incorporated herein by this reference, for an initial period of [****] from the UltraQuest Effective Date (“Initial Maintenance Term”). Thereafter, the term of maintenance will automatically renew on an annual basis unless either party provides at least ninety (90) days notice of its intention not to renew prior to the end of the then-current term. Any services not within the scope of Schedule B, will be provided only under a separate written agreement between the parties. Notwithstanding the above, Fidelity agrees to provide maintenance through the first renewal after the Initial Maintenance Term.

5.                                      Client shall pay an annual maintenance fee, which is currently $[****]. Such Annual maintenance fee shall be increased according to the annual CPI increase as set forth in Section 7 of Exhibit E (Charges).

19-Exhibit P-1 (UltraQuest) (6-13-11)

P1-1

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

6.                                      Fees contained in this Exhibit P-1 (UltraQuest Software Sublicense) do not include any enhancements or modifications to the Licensed Programs.

7.                                      Fidelity has designated the Licensed Programs and this Exhibit P-1 (UltraQuest Software Sublicense) (including the fees contained herein) as Confidential Information of Fidelity. Each party agrees that it will not disclose or use the Confidential Information of the other party except for the purposes of the Agreement and this Exhibit P-1 and as authorized herein. Fidelity shall treat non-public financial information that is personally identifiable to an end user of a Client (referenced in the Gramm-Leach-Bliley Act of 1999 as “Non-public Personal Information” or “NPI”) as Confidential Information of Client whether it is received directly from Client, or from another third party. Fidelity shall establish procedural, physical and electronic safeguards to prevent the compromise of unauthorized disclosure of NPI designed to comply with applicable regulations, including without limitation the federal Interagency Guidelines Establishing Information Security Standards. Fidelity’s safeguards will include guidelines on the proper disposal of Confidential Information after it is no longer needed to carry out the purposes of this Exhibit and the Agreement. Client will promptly report to Fidelity any unauthorized use or disclosure of Fidelity’s Confidential Information that Client becomes aware of and provide reasonable assistance to Fidelity in the investigation and prosecution of any such unauthorized use or disclosure. Each party shall promptly notify the other party upon becoming aware of any incident of unauthorized access to the Confidential Information or breach of the confidentiality obligations set forth herein, and the actions that the reporting party is taking to prevent any further breach. The parties shall be free to disclose the tax treatment or tax structure of any transaction under this agreement. Each party acknowledges that the unauthorized use or disclosure of any such Confidential Information is likely to cause irreparable injury to the disclosing party for which the disclosing party will have no adequate remedy at law. Accordingly, the receiving party hereby consents to the entry of injunctive relief against it to prevent or remedy any breach of the confidentially obligation described herein without the disclosing party being required to post bond.

8.                                      Confidential Information shall not include information that is (i) already known by the recipient without an obligation of confidentiality, (ii) publicly known or becomes publicly known through no unauthorized act of the recipient, (iii) rightfully received from a third party without any obligation of confidentiality, (iv) independently developed by the recipient without use of the Confidential Information of the Disclosing Party, (v) approved by the disclosing party for disclosure, or (vi) required to be disclosed pursuant to a subpoena, or requirement of a governmental agency or law so long as the recipient provides the other party with notice prior to any such disclosure to the extent feasible to afford the other party an opportunity to seek a protective order.

P1-2

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

9.                                      Client also agrees not to use Fidelity’s Confidential Information to create any computer software or documentation that is substantially similar to the Licensed Programs.

10.                               Client shall implement reasonable security procedures necessary to limit access to the Licensed Programs to authorized representatives of Client.

11.                               Client acquires no rights in and to the Licensed Program or to the name of any Licensed Programs except to use the Licensed Programs as herein provided and all copyright, patent, trade secret and other intellectual and proprietary rights therein are and shall remain the property of Select or its licensors. Client agrees not to sell, license, lease or provide the Licensed Programs as a service bureau or outsourcing arrangement in any manner to third parties. Without limiting the generality of the foregoing, third parties, except for Client, which are not parties to this Exhibit P-1 (UltraQuest Software Sublicense) shall not be permitted to use or have access to the use of the Licensed Programs.

12.                               Client shall keep the Licensed Programs, all other information and materials provided by Select pertaining to the Licensed Programs which are identified as being confidential, in strictest confidence. Client shall not use or disclose and shall not suffer or permit its employees or agents to use or disclose such confidential or proprietary information other than as contemplated by this Exhibit P-1 (UltraQuest Software Sublicense) without written consent. Client shall inform Select promptly after discovery of any unauthorized use of disclosure of any Licensed Program and shall furnish Select with all available information and cooperation. Client shall make only such number of copies of each Licensed Program as are reasonably necessary for the purposes of this Exhibit P-1 (UltraQuest Software Sublicense) provided that all such copies shall bear the copyright, trademark and proprietary notices included therein by Select. Licensed Programs (and any copies) may not be used in any manner or for any purpose other than as specifically authorized by this Exhibit P-1 (UltraQuest Software Sublicense).

13.                               Client will be fully responsible for ensuring that its use of the Licensed Programs will comply with all export control laws, rules, and regulations of the United States and other countries that may be applicable to the Licensed Programs. Client acknowledges that the distribution of Licensed Programs and any technical data related thereto are subject to U.S. export control laws and regulations including but not limited to the U.S. Export Administration Act of 1979, as amended, and the regulations promulgated thereunder.

14.                               Fidelity does not warrant that the operation of the Licensed Programs will be uninterrupted or error free. During the initial and renewal maintenance terms, Fidelity does warrant that the Licensed Programs will perform substantially in accordance with their then-current user documentation in all material respects. FIDELITY’S SOLE OBLIGATION AND CLIENT’S SOLE REMEDY FOR BREACH OF THIS WARRANTY IS LIMITED TO THE MAINTENANCE AND SUPPORT PROVIDED

P1-3

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

BY FIDELITY PURSUANT TO SCHEDULE B OF THIS EXHIBIT P-1 (ULTRAQUEST SOFTWARE SUBLICENSE) AND THE AGREEMENT, OR AT FIDELITY’S OPTION, REMOVAL OF THE LICENSED PROGRAMS AND PRORATA REFUND OF THE LICENSE FEE DESCRIBED IN SECTION 3 OF THIS EXHIBIT P-1 (ULTRAQUEST SOFTWARE SUBLICENSE), [****], PLUS A REFUND OF ANY MAINTENANCE FEES PAID BY CLIENT [****]. EXCEPT AS EXPRESSLY STATED IN THIS SECTION 14, AND NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THE AGREEMENT OR THIS EXHIBIT P-1 (ULTRAQUEST SOFTWARE SUBLICENSE), THE LICENSED PROGRAMS ARE PROVIDED “AS IS”, ALL WARRANTIES, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF QUALITY, FITNESS FOR PARTICULAR PURPOSE, MERCHANTABILITY, CONTINUOUS USE, DESIGN, PERFORMANCE OR ERROR-FREE OPERATION, ARE DISCLAIMED IN THEIR ENTIRETY. Fidelity shall not be responsible for any losses, whether in contract, tort (including negligence), strict liability or under any other theory, incurred by Client, its agents, or any Users or other third parties caused by failures, inaccuracies or errors in the operation of the Licensed Programs to properly authenticate a particular end user or other Losses associated with the Licensed Programs provided by Fidelity under this Agreement. This Section 14 shall not apply to any copyright, patent, trade secret, trademark or other intellectual property infringement claim by Select against Client that Fidelity did not have the right to sublicense the Licensed Programs to Client.

15.                               Client shall not reverse engineer, decompile or disassemble the object code of the Licensed Programs or otherwise try to determine the source code.

16.                               Fidelity warrants that it has obtained all appropriate licenses for Client’s use of Licensed Programs pursuant to this Exhibit P-1 (UltraQuest Software Sublicense). For the avoidance of doubt, Fidelity warrants that Fidelity’s licenses include the right to sublicense the Licensed Programs to Client for the 99-year sublicense term described in Section 1 of this Exhibit P-1 (UltraQuest Software Sublicense) and that the one-time license fee set forth in Section 3 of this Exhibit P-1 (UltraQuest Software Sublicense) constitutes the total license fee due for the 99-year sublicense granted under this Exhibit P-1 (UltraQuest Software Sublicense) and Client shall not owe Fidelity, Select or any other third party any further license fee for such 99-year sublicense, except as provided in Section 3 herein. For the avoidance of doubt, upon the termination or expiration of the Agreement, Client’s 99-year license to the Licensed Programs shall include the right to use the Licensed Programs at any one Client location, for Client’s own internal business purposes only. Except as expressly stated herein, Fidelity makes no other warranties, express or implied, including but not limited to the implied warranties of merchantability and fitness for a particular purpose.

P1-4

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

17.                               During the Term, the Licensed Programs shall run on Fidelity’s hardware. However, to the extent any of Client’s hardware, software, or Internet connections are needed to load and use the Licensed Programs, they shall all comply with the Licensed Programs documentation; Fidelity shall not have any responsibility for the performance and accuracy of Client’s computer systems or networks.

18.                               Upon the termination or expiration of the maintenance services provided pursuant to this Exhibit P-1 (UltraQuest Software Sublicense), Client shall assume all responsibility for payment of all charges and all other responsibility with respect to the Licensed Programs, provided, however, that no additional license fee shall be payable by Client to Fidelity except as provided in Section 3 herein, and Fidelity shall have no further liability whatsoever with respect to this Exhibit P-1 (UltraQuest Software Sublicense) or the Licensed Programs.

P1-5

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE A

Mainframe Computer & Location (Including Serial Number):

[****]

[****]

[****] MIPS

Programs Licensed:

	Program Name	Operating System
1.	UltraQuest [****]	[****]
2.	UltraQuest [****]	[****]
3.	UltraQuest [****]	[****]
4.	UltraQuest [****]	[****]
5.	UltraQuest [****]	[****]
6.	UltraQuest [****]	[****]
7.	UltraQuest [****]	[****]
8.	UltraQuest [****]	[****]
9.	UltraQuest [****]	[****]

P1-6

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE B

MAINTENANCE

1.                                      Fidelity shall provide Client, free of additional charge, with one copy of revised releases of each of the Licensed Programs (and related documentation) incorporating corrections, improvements and enhancements to the prior release of the Licensed Programs which are not separately priced to other licensees of the Licensed Programs. Fidelity shall support prior releases for at least four (4) months following provision of a new release.

2.                                      Fidelity shall provide Client with reasonable assistance and consultation to assist Client in resolving problems Client encounters in the use of the Licensed Programs. Such assistance shall include efforts to verify, diagnose and correct errors and defects in the Licensed Programs.

3.                                      Client and Fidelity shall have access to standard technical assistance and consultation by telephone from Select related to trouble shooting errors and defects as stated above.

Customer Support is staffed from 9AM ET to 8PM ET Monday through Friday. Calls placed during non-business days or after hours are routed to a Customer Support staff member on call. Select’s Customer Support hours are subject to change with ninety (90) days notice to Client.

4.                                      If Select (or its successors) ceases to be an ongoing concern in the business of computer software licensing, Fidelity shall provide Client with a copy of the source code of each Licensed Program, provided that Select has provided Fidelity with such source code. Fidelity makes no representations or warranties whatsoever regarding such source code, and shall have no liability to Client regarding the same.

5.                                      If Fidelity opts to discontinue maintenance services and Select remains engaged as an ongoing concern in the business of computer software licensing, Client may renew maintenance services directly with Select upon written notification from Fidelity that Fidelity no longer intends to do so.

P1-7

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT P-1

ULTRAQUEST SOFTWARE SUBLICENSE

1.                                      Effective December 26, 2006, pursuant to the Sixteenth Amendment to the 1999 Agreement, Fidelity granted to Client a limited, non-transferable, non-exclusive 99-year sublicense to the object code version of the Licensed Programs listed in Schedule A to this Exhibit and incorporated herein by this reference, licensed by Fidelity from Select Business Solutions, Inc., (“Select”) at a single location, for Client’s internal business purposes only, subject to the terms of this Exhibit P-1 as further set forth herein.

2.                                      The Licensed Programs shall be installed at Fidelity’s Honolulu data center location. Upon the expiration of maintenance services provided under this Exhibit P-1, Client may remove the Licensed Programs from Fidelity’s location and use them at a single Client location, for Client’s internal business purposes only.

3.                                      Client paid to Fidelity a one-time license fee of [****] dollars ($[****]) for Client’s sublicense to the Licensed Programs on or about December 26, 2006 (“UltraQuest Effective Date”). The License Fees specified are based on the mainframe Computer (model, submodel, and serial number) specified in Schedule A. An upgrade fee may be required if the Licensed Programs are transferred to a different computer, or if the MIPS on the specified computer are increased. Such fee shall be the amount by which the single-payment license fee for the Licensed Programs for use on the newly designated computer exceeds the single payment license fee for use of the Licensed Programs on the prior computer model, as both such fees are based on Select’s then-current schedule of charges, plus where applicable, the tape distribution fee quoted in such schedule.

4.                                      Fidelity shall provide maintenance for the Licensed Programs, to consist of those services set forth in Schedule B to this Exhibit P-1 (UltraQuest Software Sublicense) and incorporated herein by this reference, for an initial period of [****] from the UltraQuest Effective Date (“Initial Maintenance Term”). Thereafter, the term of maintenance will automatically renew on an annual basis unless either party provides at least ninety (90) days notice of its intention not to renew prior to the end of the then-current term. Any services not within the scope of Schedule B, will be provided only under a separate written agreement between the parties. Notwithstanding the above, Fidelity agrees to provide maintenance through the first renewal after the Initial Maintenance Term.

5.                                      Client shall pay an annual maintenance fee, which is currently $[****]. Such Annual maintenance fee shall be increased according to the annual CPI increase as set forth in Section 7 of Exhibit E (Charges).

6.                                      Fees contained in this Exhibit P-1 (UltraQuest Software Sublicense) do not include any enhancements or modifications to the Licensed Programs.

19-Exhibit P-1 (UltraQuest) (6-15-11)

P1-1

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

7.                                      Fidelity has designated the Licensed Programs and this Exhibit P-1 (UltraQuest Software Sublicense) (including the fees contained herein) as Confidential Information of Fidelity. Each party agrees that it will not disclose or use the Confidential Information of the other party except for the purposes of the Agreement and this Exhibit P-1 and as authorized herein. Fidelity shall treat non-public financial information that is personally identifiable to an end user of a Client (referenced in the Gramm-Leach-Bliley Act of 1999 as “Non-public Personal Information” or “NPI”) as Confidential Information of Client whether it is received directly from Client, or from another third party. Fidelity shall establish procedural, physical and electronic safeguards to prevent the compromise of unauthorized disclosure of NPI designed to comply with applicable regulations, including without limitation the federal Interagency Guidelines Establishing Information Security Standards. Fidelity’s safeguards will include guidelines on the proper disposal of Confidential Information after it is no longer needed to carry out the purposes of this Exhibit and the Agreement. Client will promptly report to Fidelity any unauthorized use or disclosure of Fidelity’s Confidential Information that Client becomes aware of and provide reasonable assistance to Fidelity in the investigation and prosecution of any such unauthorized use or disclosure. Each party shall promptly notify the other party upon becoming aware of any incident of unauthorized access to the Confidential Information or breach of the confidentiality obligations set forth herein, and the actions that the reporting party is taking to prevent any further breach. The parties shall be free to disclose the tax treatment or tax structure of any transaction under this agreement. Each party acknowledges that the unauthorized use or disclosure of any such Confidential Information is likely to cause irreparable injury to the disclosing party for which the disclosing party will have no adequate remedy at law. Accordingly, the receiving party hereby consents to the entry of injunctive relief against it to prevent or remedy any breach of the confidentially obligation described herein without the disclosing party being required to post bond.

8.                                      Confidential Information shall not include information that is (i) already known by the recipient without an obligation of confidentiality, (ii) publicly known or becomes publicly known through no unauthorized act of the recipient, (iii) rightfully received from a third party without any obligation of confidentiality, (iv) independently developed by the recipient without use of the Confidential Information of the Disclosing Party, (v) approved by the disclosing party for disclosure, or (vi) required to be disclosed pursuant to a subpoena, or requirement of a governmental agency or law so long as the recipient provides the other party with notice prior to any such disclosure to the extent feasible to afford the other party an opportunity to seek a protective order.

9.                                      Client also agrees not to use Fidelity’s Confidential Information to create any computer software or documentation that is substantially similar to the Licensed Programs.

P1-2

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

10.                               Client shall implement reasonable security procedures necessary to limit access to the Licensed Programs to authorized representatives of Client.

11.                               Client acquires no rights in and to the Licensed Program or to the name of any Licensed Programs except to use the Licensed Programs as herein provided and all copyright, patent, trade secret and other intellectual and proprietary rights therein are and shall remain the property of Select or its licensors. Client agrees not to sell, license, lease or provide the Licensed Programs as a service bureau or outsourcing arrangement in any manner to third parties. Without limiting the generality of the foregoing, third parties, except for Client, which are not parties to this Exhibit P-1 (UltraQuest Software Sublicense) shall not be permitted to use or have access to the use of the Licensed Programs.

12.                               Client shall keep the Licensed Programs, all other information and materials provided by Select pertaining to the Licensed Programs which are identified as being confidential, in strictest confidence. Client shall not use or disclose and shall not suffer or permit its employees or agents to use or disclose such confidential or proprietary information other than as contemplated by this Exhibit P-1 (UltraQuest Software Sublicense) without written consent. Client shall inform Select promptly after discovery of any unauthorized use of disclosure of any Licensed Program and shall furnish Select with all available information and cooperation. Client shall make only such number of copies of each Licensed Program as are reasonably necessary for the purposes of this Exhibit P-1 (UltraQuest Software Sublicense) provided that all such copies shall bear the copyright, trademark and proprietary notices included therein by Select. Licensed Programs (and any copies) may not be used in any manner or for any purpose other than as specifically authorized by this Exhibit P-1 (UltraQuest Software Sublicense).

13.                               Client will be fully responsible for ensuring that its use of the Licensed Programs will comply with all export control laws, rules, and regulations of the United States and other countries that may be applicable to the Licensed Programs. Client acknowledges that the distribution of Licensed Programs and any technical data related thereto are subject to U.S. Export control laws and regulations including but not limited to the U.S. Export Administration Act of 1979, as amended, and the regulations promulgated thereunder.

14.                               Fidelity does not warrant that the operation of the Licensed Programs will be uninterrupted or error free. During the initial and renewal maintenance terms, Fidelity does warrant that the Licensed Programs will perform substantially in accordance with their then-current user documentation in all material respects. FIDELITY’S SOLE OBLIGATION AND CLIENT’S SOLE REMEDY FOR BREACH OF THIS WARRANTY IS LIMITED TO THE MAINTENANCE AND SUPPORT PROVIDED BY FIDELITY PURSUANT TO SCHEDULE B OF THIS EXHIBIT P-1 (ULTRAQUEST SOFTWARE SUBLICENSE) AND THE AGREEMENT, OR AT FIDELITY’S OPTION, REMOVAL OF THE LICENSED PROGRAMS AND

P1-3

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

PRORATA REFUND OF THE LICENSE FEE DESCRIBED IN SECTION 3 OF THIS EXHIBIT P-1 (ULTRAQUEST SOFTWARE SUBLICENSE), [****], PLUS A REFUND OF [****]. EXCEPT AS EXPRESSLY STATED IN THIS SECTION 14, AND NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THE AGREEMENT OR THIS EXHIBIT P-1 (ULTRAQUEST SOFTWARE SUBLICENSE), THE LICENSED PROGRAMS ARE PROVIDED “AS IS”, ALL WARRANTIES, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF QUALITY, FITNESS FOR PARTICULAR PURPOSE, MERCHANTABILITY, CONTINUOUS USE, DESIGN, PERFORMANCE OR ERROR-FREE OPERATION, ARE DISCLAIMED IN THEIR ENTIRETY. Fidelity shall not be responsible for any losses, whether in conflict, tort (including negligence), strict liability or under any other theory, incurred by Client, its agents, or any Users or other third parties caused by failures, inaccuracies or errors in the operation of the Licensed Programs to properly authenticate a particular end user or other Losses associated with the Licensed Programs provided by Fidelity under this Agreement. This Section 14 shall not apply to any copyright, patent, trade secret, trademark or other intellectual property infringement claim by Select against Client that Fidelity did not have the right to sublicense the Licensed Programs to Client.

15.                               Client shall not reverse engineer, decompile or disassemble the object code of the Licensed Programs or otherwise try to determine the source code.

16.                               Fidelity warrants that it has obtained all appropriate licenses for Client’s use of Licensed Programs pursuant to this Exhibit P-1 (UltraQuest Software Sublicense). For the avoidance of doubt, Fidelity warrants that Fidelity’s licenses include the right to sublicense the Licensed Programs to Client for the 99-year sublicense term described in Section 1 of this Exhibit P-1 (UltraQuest Software Sublicense) and that the one-time license fee set forth in Section 3 of this Exhibit P-1 (UltraQuest Software Sublicense) constitutes the total license fee due for the 99-year sublicense granted under this Exhibit P-1 (UltraQuest Software Sublicense) and Client shall not owe Fidelity, Select or any other third party any further license fee for such 99-year sublicense, except as provided in Section 3 herein. For the avoidance of doubt, upon the termination or expiration of the Agreement, Client’s 99-year license to the Licensed Programs shall include the right to use the Licensed Programs at any one Client location, for Client’s own internal business purposes only. Except as expressly stated herein, Fidelity makes no other warranties, express or implied, including but not limited to the implied warranties of merchantability and fitness for a particular purpose.

17.                               During the Term, the Licensed Programs shall run on Fidelity’s hardware. However, to the extent any of Client’s hardware, software, or Internet connections are needed to load and use the Licensed Programs, they shall all comply with the Licensed Programs

P1-4

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

documentation; Fidelity shall not have any responsibility for the performance and accuracy of Client’s computer systems or networks.

18.                               Upon the termination or expiration of the maintenance services provided pursuant to this Exhibit P-1 (UltraQuest Software Sublicense), Client shall assume all responsibility for payment of all charges and all other responsibility with respect to the Licensed Programs, provided, however, that no additional license fee shall be payable by Client to Fidelity except as provided in Section 3 herein, and Fidelity shall have no further liability whatsoever with respect to this Exhibit P-1 (UltraQuest Software Sublicense) or the Licensed Programs.

P1-5

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE A

Mainframe Computer & Location (Including Serial Number):

[****]

[****]

[****] MIPS

Programs Licensed:

	Program Name	Operating System
1.	UltraQuest [****]	[****]
2.	UltraQuest [****]	[****]
3.	UltraQuest [****]	[****]
4.	UltraQuest [****]	[****]
5.	UltraQuest [****]	[****]
6.	UltraQuest [****]	[****]
7.	UltraQuest [****]	[****]
8.	UltraQuest [****]	[****]
9.	UltraQuest [****]	[****]

P1-6

Confidential Treatment
Requested by First Hawaiian, Inc.

[****] indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE B

MAINTENANCE

1.                                      Fidelity shall provide Client, free of additional charge, with one copy of revised releases of each of the Licensed Programs (and related documentation) incorporating corrections, improvements and enhancements to the prior release of the Licensed Programs which are not separately priced to other licensees of the Licensed Programs. Fidelity shall support prior releases for at least four (4) months following provision of a new release.

2.                                      Fidelity shall provide Client with reasonable assistance and consultation to assist Client in resolving problems Client encounters in the use of the Licensed Programs. Such assistance shall include efforts to verify, diagnose and correct errors and defects in the Licensed Programs.

3.                                      Client and Fidelity shall have access to standard technical assistance and consultation by telephone from Select related to trouble shooting errors and defects as stated above.

Customer Support is staffed from 9AM ET to 8PM ET Monday through Friday. Calls placed during non-business days or after hours are routed to a Customer Support staff member on call. Select’s Customer Support hours are subject to change with ninety (90) days notice to Client.

4.                                      If Select (or its successors) ceases to be an ongoing concern in the business of computer software licensing, Fidelity shall provide Client with a copy of the source code of each Licensed Program, provided that Select has provided Fidelity with such source code. Fidelity makes no representations or warranties whatsoever regarding such source code, and shall have no liability to Client regarding the same.

5.                                      If Fidelity opts to discontinue maintenance services and Select remains engaged as an ongoing concern in the business of computer software licensing, Client may renew maintenance services directly with Select upon written notification from Fidelity that Fidelity no longer intends to do so.

P1-7